UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07478

Name of Fund: BlackRock MuniVest Fund II, Inc. (MVT)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniVest Fund II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2011

Date of reporting period: 04/30/2011

Item 1 – Report to Stockholders

April 30, 2011

Annual Report

BlackRock MuniAssets Fund, Inc. (MUA)

BlackRock MuniEnhanced Fund, Inc. (MEN)

BlackRock MuniHoldings Fund, Inc. (MHD)

BlackRock MuniHoldings Fund II, Inc. (MUH)

BlackRock MuniHoldings Quality Fund, Inc. (MUS)

BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

BlackRock MuniVest Fund II, Inc. (MVT)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	ANNUAL REPORT	APRIL 30, 2011

Dear Shareholder

Time and again, we have seen how various global events and developing trends can have significant influence on financial markets. I hope you find that the following review of recent market conditions provides additional perspective on the performance of your investments as you read this shareholder report.

Over the past 12 months, we have seen a sluggish, stimulus-driven economic recovery at long last gain real traction, accelerate, and transition into a consumption-driven expansion. For the most part, 2010 was plagued with widely fluctuating economic data, but as the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement. Although the sovereign debt crisis in Europe and high inflation in developing markets that troubled the global economy in 2010 remain challenges today, overall investor confidence has improved considerably. During the first four months of 2011, that confidence was shaken by political turmoil in the Middle East/North Africa region, soaring prices of oil and other commodities, tremendous natural disasters in Japan and a change in the ratings outlook for US debt. However, strong corporate earnings prevailed and financial markets resumed their course while the global economy continued to garner strength.

Equity markets experienced uneven growth and high volatility in 2010, but ended the year with gains. Following a strong start to 2011, the series of confidence-shaking events brought spurts of heightened volatility to markets worldwide, but was not enough to derail the bull market. Overall, global equities posted strong returns over the past 12 months. Emerging market equities, which had outperformed developed markets earlier in the period, fell prey to heightened inflationary pressures and underperformed developed markets later in the period. In the United States, strong corporate earnings and positive signals from the labor market were sources of encouragement for equity investors, although the housing market did not budge from its slump. Early in 2011, the US Federal Reserve announced that it would continue its Treasury purchase program (“QE2”) through to completion and keep interest rates low for an extended period. This compelled investors to continue buying riskier assets, furthering the trend of small cap stocks outperforming large caps.

While fixed income markets saw yields trend lower (pushing bond prices higher) through most of 2010, the abrupt reversal in investor sentiment and risk tolerance in the fourth quarter drove yields sharply upward. Global credit markets were surprisingly resilient in the face of recent headwinds and yields regained relative stability as the period came to a close. Yield curves globally remained steep by historical standards and higher-risk sectors continued to outperform higher-quality assets. The tax-exempt municipal market enjoyed a powerful rally during the period of low yields in 2010, but when that trend reversed, the market was dealt an additional blow as it became evident that the Build America Bond program would not be extended. Meanwhile, municipal finance troubles raised credit concerns among investors and tax-exempt mutual funds experienced heavy outflows, resulting in wider spreads and falling prices. The new year brought relief from these headwinds and a rebound in the tax-exempt municipal market.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Risk Assets Rallied on Growing Investor Confidence: Total Returns as of April 30, 2011	6-month	12-month

US large cap equities (S&P 500® Index)	16.36%	17.22%

US small cap equities (Russell 2000® Index)	23.73	22.20

International equities (MSCI Europe, Australasia, Far East Index)	12.71	19.18

Emerging market equities (MSCI Emerging Markets Index)	9.74	20.67

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.09	0.17

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.85)	6.37

US investment grade bonds (Barclays Capital US Aggregate Bond Index)	0.02	5.36

Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(1.68)	2.20

US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.18	13.32

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm that delivers consistent long-term investment results with fewer surprises. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Period Ended April 30, 2011

Twelve months ago, the municipal yield curve was much flatter than it is today, as investor concerns were focused on the possibility of deflation and a double-dip in the US economy. From April through September 2010, rates moved lower (and prices higher) across the curve, reaching historic lows in August when the yield on 5-year issues touched 1.06%, the 10-year reached 2.18%, and the 30-year was 3.67%. The market took a turn in October, with yields drifting higher (and prices lower) amid a “perfect storm” of events that ultimately resulted in the worst quarterly performance the municipal market had seen since the Fed tightening cycle of 1994. Treasury yields lost their support as concerns over the US deficit raised the question whether foreign investors would continue to purchase Treasury securities at historically low yields. Municipal valuations also suffered a quick and severe setback as it became evident that the Build America Bond (“BAB”) program would expire at the end of 2010. The program opened the taxable market to municipal issuers, which had successfully alleviated supply pressure in the traditional tax-exempt marketplace, bringing down yields in that space.

The financial media has been replete with interviews, articles and presentations depicting the stress experienced in municipal finance. This has resulted in a loss of confidence among retail investors, the traditional buyers of individual municipal bonds and mutual funds. From the middle of November through year-end, mutual funds specializing in tax-exempt bonds witnessed weekly outflows averaging over $2.5 billion. Long-term and high-yield funds saw the greatest redemptions, followed by state-specific funds at a slower, yet still significant, pace. Political uncertainty surrounding the midterm elections and the approach taken by the new Congress on issues such as income tax rates, alternative minimum tax and the previously mentioned BAB expiration exacerbated the situation. All these conditions, combined with the seasonal illiquidity surrounding year-end holidays and dealers closing their fiscal books, sapped willing market participation from the trading community. December brought declining demand for municipal securities with no comparable reduction in supply. As it became evident that the BAB program would be retired, issuers rushed deals to market in the taxable and, to a lesser degree, traditional tax-exempt space. This imbalance in the supply/demand technicals provided the classic market reaction: wider quality spreads and higher bond yields.

Demand usually is strong at the beginning of a new year, but retail investors continued to move away from municipal mutual funds, with AMG Data Services showing $19.9 billion of redemptions in the first four months of 2011. Since mid-November, outflows persisted for 24 consecutive weeks, totaling $33.4 billion. Fortunately, lower supply in 2011 is offsetting the decline in demand. According to Thomson Reuters, through April, year-to-date new issuance was down 53% compared to the same period last year. Issuers have been reluctant to bring new deals to the market due to a number of factors, including higher interest rates, fiscal policy changes and a reduced need for municipal borrowing given the acceleration of some issuance into 2010 prior to the BAB program’s expiration. Accordingly, estimates for 2011 issuance have ratcheted down more than $100 billion since the beginning of the year, when the initial consensus was $350 billion.

Overall, the municipal yield curve steepened during the period from April 30, 2010 to April 30, 2011.As measured by Thomson Municipal Market Data, 30-year yields on AAA-rated municipals rose 53 basis points (“bps”) to 4.58%, while yields for 5-year maturities rallied by 22 bps to 1.50%, and 10-year maturities rallied by 9 bps to 2.85%.With the exception of the 2- to 5-year range, the spread between maturities increased over the past year, with the greatest increase seen in the 5- to 30-year range, where the spread widened by 75 bps, while overall the slope between 2- and 30-year maturities increased by 66 bps to 402 bps.

The fundamental picture for municipalities will be subject to scrutiny for months to come, as the challenges to state and local budgets are real and need to be addressed with significant cuts to expenses and tax revenue increases. The debates around austerity measures needed to succeed in balancing these budgets are not over whether action needs to be taken, but over the magnitude, approach and political will to accomplish these needs. The heightened attention on municipal finance has the potential to improve this market for the future, especially if these efforts result in greater means toward disclosure and accuracy (and timeliness) of reporting. Progress toward these fundamental changes may be tested in the near future, as California, Illinois and Puerto Rico will soon need to take austerity measures and access financing in the municipal market to address immediate-term fiscal imbalances before their new fiscal year begins in July. As the economy improves, tax receipts for states are rising and have begun to exceed budget projections. BlackRock maintains a constructive view of the municipal market as we look beyond the interim challenges faced by states working to close their June 30 year-end shortfalls.

4	ANNUAL REPORT	APRIL 30, 2011

Fund Summary as of April 30, 2011	BlackRock MuniAssets Fund, Inc.

Fund Overview

BlackRock MuniAssets Fund, Inc.’s (MUA) (the “Fund”) investment objective is to provide high current income exempt from federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel, is exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests at least 65% of its assets in municipal bonds that are rated in the medium to lower categories by nationally recognized rating services (for example, Baa or lower by Moody’s Investors Service, Inc. or BBB or lower by Standard & Poor’s Corporation) or non-rated securities which are of comparable quality. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2011, the Fund returned (5.17)% based on market price and 2.31% based on net asset value (“NAV”). For the same period, the closed-end Lipper High Yield Municipal Debt Funds category posted an average return of (1.08)% based on market price and 1.40% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s concentrated holdings in corporate-related industrial development bonds and low exposure to the underperforming tobacco sector contributed positively to performance. Additional benefits were derived from seasoned portfolio holdings with shorter remaining terms to their maturity, which exhibited lower price volatility compared to longer-dated bonds during the period. As interest rates rose and the yield curve steepened in the later part of the period, holdings of longer-dated bonds detracted from performance. In addition, certain investments in development district (special district) bonds hurt returns as scheduled construction fell significantly below expectations due to the continuing slump in real estate values.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUA
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of April 30, 2011 ($11.27)[1]	6.65%
Tax Equivalent Yield[2]	10.23%
Current Monthly Distribution per Common Share[3]	$0.0625
Current Annualized Distribution per Common Share[3]	$0.7500
Leverage as of April 30, 2011[4]	5%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/11	4/30/10	Change	High	Low

Market Price	$11.27	$12.65	(10.91)%	$13.21	$10.90
Net Asset Value	$12.14	$12.63	(3.88)%	$13.12	$11.84

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	4/30/11	4/30/10

Health	27%	29%
Corporate	22	24
Transportation	15	11
County/City/Special District/School District	14	13
Utilities	8	4
Education	6	6
Housing	4	4
State	3	4
Tobacco	1	5

Credit Quality Allocations[5]

	4/30/11	4/30/10

AAA/Aaa	3%	6%
AA/Aa	8	3
A	12	14
BBB/Baa	28	26
BB/Ba	7	8
B	5	7
CCC/Caa	5	4
CC/Ca	1	—
Not Rated[6]	31	32

[5]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2011 and April 30, 2010, the market value of these securities was $25,268,218 representing 6% and $15,867,930 representing 6%, respectively, of the Fund’s long-term investments.

ANNUAL REPORT	APRIL 30, 2011	5

Fund Summary as of April 30, 2011	BlackRock MuniEnhanced Fund, Inc.

Fund Overview

BlackRock MuniEnhanced Fund, Inc.’s (MEN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal bonds that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Performance

Effective November 9, 2010, the Fund’s investment policy was changed by the removal of the insurance investment policy that required at least 80% of its assets to be invested in insured municipal securities. Accordingly, the Fund was moved from the Lipper Insured Municipal Debt Funds (Leveraged) category into the Lipper General Municipal Debt Funds (Leveraged) category. For the 12 months ended April 30, 2011, the Fund returned (1.44)% based on market price and 0.78% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of (0.60)% based on market price and 0.10% based on NAV, and the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of 0.17% based on market price and 0.85% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s performance was positively impacted by its shorter duration holdings (those with lower sensitivity to interest rate movements) such as advanced refunded bonds and higher coupon bonds pricing to shorter call dates. Shorter duration securities performed well during the period as the shorter end of the yield curve rallied while long-term rates rose. The Fund also benefited from its exposure to the housing and corporate sectors, which performed well during the period. Detracting from performance was the Fund’s exposure to the long end of the yield curve, where interest rates rose sharply. Exposure to lower quality spread sectors also had a negative impact as credit spreads generally widened over the period. The Fund uses interest rate futures contracts to hedge portfolio risk related to movements in interest rates. This strategy had a modestly negative impact on performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MEN
Initial Offering Date	March 2, 1989
Yield on Closing Market Price as of April 30, 2011 ($9.99)[1]	6.85%
Tax Equivalent Yield[2]	10.54%
Current Monthly Distribution per Common Share[3]	$ 0.057
Current Annualized Distribution per Common Share[3]	$ 0.684
Leverage as of April 30, 2011[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Auction Market Preferred Shares (“AMPS”) and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/11	4/30/10	Change	High	Low

Market Price	$9.99	$10.81	(7.59)%	$11.70	$9.52
Net Asset Value	$10.30	$10.90	(5.50)%	$11.47	$9.54

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	4/30/11	4/30/10

County/City/Special District/School District	29%	28%
Transportation	23	24
State	19	19
Utilities	14	14
Health	6	7
Education	5	3
Corporate	2	2
Housing	2	3

Credit Quality Allocations[5]

	4/30/11	4/30/10

AAA/Aaa	12%	46%
AA/Aa	59	23
A	25	26
BBB/Baa	4	5

[5]	Using the higher of S&P’s or Moody’s ratings.

6	ANNUAL REPORT	APRIL 30, 2011

Fund Summary as of April 30, 2011	BlackRock MuniHoldings Fund, Inc.

Fund Overview

BlackRock MuniHoldings Fund, Inc.’s (MHD) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2011, the Fund returned (0.21)% based on market price and 0.57% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of (0.60)% based on market price and 0.10% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Security selection and sector allocation among corporates, transportation and education as well as tax-backed issues in the Great Lakes region drove the Fund’s positive performance. Additional benefits were derived from seasoned portfolio holdings with shorter remaining terms to their maturity, which exhibited lower price volatility compared to longer-dated bonds during the period. As interest rates rose and the yield curve steepened in the later part of the period, holdings of longer-dated bonds detracted from performance. In addition, the Fund’s high exposure to the health care sector and low exposure to tax-backed issues in the Far West and Mid-Atlantic regions had a negative impact on performance. The Fund uses interest rate futures contracts to hedge portfolio risk related to movements in interest rates. This strategy had a modestly negative impact on performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MHD
Initial Offering Date	May 2, 1997
Yield on Closing Market Price as of April 30, 2011 ($14.51)[1]	7.48%
Tax Equivalent Yield[2]	11.51%
Current Monthly Distribution per Common Share[3]	$0.0905
Current Annualized Distribution per Common Share[3]	$1.0860
Leverage as of April 30, 2011[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/11	4/30/10	Change	High	Low

Market Price	$14.51	$15.70	(7.58)%	$17.05	$13.80
Net Asset Value	$14.67	$15.75	(6.86)%	$16.55	$13.80

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	4/30/11	4/30/10

Health	23%	23%
Transportation	16	11
State	12	12
Corporate	12	14
Utilities	11	11
County/City/Special District/School District	10	11
Education	9	9
Housing	6	7
Tobacco	1	2

Credit Quality Allocations[5]

	4/30/11	4/30/10

AAA/Aaa	12%	19%
AA/Aa	40	32
A	22	23
BBB/Baa	13	11
BB/Ba	2	2
B	2	2
CCC/Caa	1	2
Not Rated[6]	8	9

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2011 and April 30, 2010, the market value of these securities was $3,863,321 representing 1% and $2,973,600 representing 1%, respectively, of the Fund’s long-term investments.

ANNUAL REPORT	APRIL 30, 2011	7

Fund Summary as of April 30, 2011	BlackRock MuniHoldings Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Fund II, Inc.’s (MUH) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2011, the Fund returned (2.14)% based on market price and 0.92% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of (0.60)% based on market price and 0.10% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Security selection and sector allocation among corporates, transportation and housing as well as tax-backed issues in the Great Lakes region drove the Fund’s positive performance. Additional benefits were derived from seasoned portfolio holdings with shorter remaining terms to their maturity, which exhibited lower price volatility compared to longer-dated bonds during the period. As interest rates rose and the yield curve steepened in the later part of the period, holdings of longer-dated bonds detracted from performance. In addition, the Fund’s high exposure to the health care sector and low exposure to tax-backed issues in the Far West and Mid-Atlantic regions had a negative impact on performance. The Fund uses interest rate futures contracts to hedge portfolio risk related to movements in interest rates. This strategy had a modestly negative impact on performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUH
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of April 30, 2011 ($13.35)[1]	7.33%
Tax Equivalent Yield[2]	11.28%
Current Monthly Distribution per Common Share[3]	$0.0815
Current Annualized Distribution per Common Share[3]	$0.9780
Leverage as of April 30, 2011[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/11	4/30/10	Change	High	Low

Market Price	$13.35	$14.68	(9.06)%	$16.48	$12.27
Net Asset Value	$13.74	$14.65	(6.21)%	$15.39	$12.87

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	4/30/11	4/30/10

Health	22%	21%
Transportation	14	10
County/City/Special District/School District	14	15
Corporate	13	15
State	13	12
Education	9	10
Utilities	9	8
Housing	5	7
Tobacco	1	2

Credit Quality Allocations[5]

	4/30/11	4/30/10

AAA/Aaa	13%	18%
AA/Aa	42	37
A	20	20
BBB/Baa	13	12
BB/Ba	1	2
B	1	1
CCC/Caa	2	2
Not Rated[6]	8	8

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2011 and April 30, 2010, the market value of these securities was $1,064,679 representing 0% and $4,406,945 representing 2%, respectively, of the Fund’s long-term investments.

8	ANNUAL REPORT	APRIL 30, 2011

Fund Summary as of April 30, 2011	BlackRock MuniHoldings Quality Fund, Inc.

Fund Overview

Effective November 9, 2010, BlackRock MuniHoldings Insured Fund, Inc. changed its name to BlackRock MuniHoldings Quality Fund, Inc.

BlackRock MuniHoldings Quality Fund, Inc.’s (MUS) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Performance

Effective November 9, 2010, the Fund’s investment policy was changed by the removal of the insurance investment policy that required at least 80% of its assets to be invested in insured municipal securities. Accordingly, the Fund was moved from the Lipper Insured Municipal Debt Funds (Leveraged) category into the Lipper General Municipal Debt Funds (Leveraged) category. For the 12 months ended April 30, 2011, the Fund returned (1.60)% based on market price and 0.21% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of (0.60)% based on market price and 0.10% based on NAV, and the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of 0.17% based on market price and 0.85% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s holdings of higher quality essential service bonds with high coupon rates (6% or higher) contributed positively to performance as interest rates rose during the period. Higher coupon bonds typically outperform lower coupon bonds in a rising interest rate environment as higher coupon bonds are priced to a shorter call date, while lower coupon bonds are priced to maturity. The Fund maintained a fully invested posture during the period, which enhanced the Fund’s total return by boosting its income accrual. Detracting from performance was the Fund’s exposure to long duration bonds (those with greater sensitivity to interest rate movements) and long-dated bonds as long-term interest rates rose sharply. The surprise non-extension of the Build America Bond (“BAB”) program at the end of 2010 put upward pressure on the long end of the yield curve, where most of the BAB supply was issued. Additionally, the yield curve steepened during the period as a result of the general perception among investors that the economy is improving, along with higher inflation expectations. The Fund uses interest rate futures contracts to hedge portfolio risk related to movements in interest rates. This strategy had a modestly negative impact on performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUS
Initial Offering Date	May 1, 1998
Yield on Closing Market Price as of April 30, 2011 ($12.31)[1]	7.21%
Tax Equivalent Yield[2]	11.09%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Leverage as of April 30, 2011[4]	42%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/11	4/30/10	Change	High	Low

Market Price	$12.31	$13.40	(8.13)%	$14.73	$10.87
Net Asset Value	$12.48	$13.34	(6.45)%	$13.94	$11.54

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	4/30/11	4/30/10

County/City/Special District/School District	26%	33%
Utilities	24	22
Transportation	21	16
State	12	13
Health	9	9
Housing	5	5
Education	2	—
Corporate	1	2

Credit Quality Allocations[5]

	4/30/11	4/30/10

AAA/Aaa	9%	58%
AA/Aa	69	16
A	18	24
BBB/Baa	4	1
Not Rated	—	1 [6]

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2010, the market value of these securities was $2,342,435 representing 1% of the Fund’s long-term investments.

ANNUAL REPORT	APRIL 30, 2011	9

Fund Summary as of April 30, 2011	BlackRock Muni Intermediate Duration Fund, Inc.

Fund Overview

BlackRock Muni Intermediate Duration Fund, Inc.’s (MUI) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from federal income taxes taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 75% of its assets in municipal bonds rated investment grade and invests at least 80% of its assets in municipal bonds with a duration of three to ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2011, the Fund returned 2.41% based on market price and 3.86% based on NAV. For the same period, the closed-end Lipper Intermediate Municipal Debt Funds category posted an average return of 3.14% based on market price and 3.98% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund benefited from its heavy weighting in the tax-backed sector, which was among the strongest performing sectors during the period. A significant exposure to the corporate sector also had a positive impact on performance. The Fund’s strong bias toward higher quality issues proved beneficial, as did its holdings issued by New York, which was one of the better performing states during the period. Detracting from performance was the Fund’s overexposure to hospital bonds, which underperformed the market, and underexposure to the strong-performing housing sector. Traditionally, municipal bonds issued in high-tax states tend to provide a better store of value and liquidity than lower-taxing states when markets are declining. However, under the current economic conditions, higher-taxing states are more severely impacted by heavy deficits and suffer the most credit deterioration. As a result, the Fund’s overexposure to California and New Jersey credits, and the traditionally higher-yielding state of Illinois, negatively impacted returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUI
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of April 30, 2011 ($13.65)[1]	6.29%
Tax Equivalent Yield[2]	9.68%
Current Monthly Distribution per Common Share[3]	$0.0715
Current Annualized Distribution per Common Share[3]	$0.8580
Leverage as of April 30, 2011[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Variable Rate Demand Preferred Shares (“VRDP Shares”) and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/11	4/30/10	Change	High	Low

Market Price	$13.65	$14.13	(3.40)%	$16.17	$12.76
Net Asset Value	$14.45	$14.75	(2.03)%	$15.59	$13.68

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	4/30/11	4/30/10

State	22%	23%
County/City/Special District/School District	21	21
Health	15	12
Corporate	11	12
Transportation	8	8
Education	8	6
Tobacco	7	6
Utilities	5	8
Housing	3	4

Credit Quality Allocations[5]

	4/30/11	4/30/10

AAA/Aaa	14%	28%
AA/Aa	39	25
A	25	23
BBB/Baa	11	11
BB/Ba	1	1
B	1	2
CCC/Caa	1	3
Not Rated[6]	8	7

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2011 and April 30, 2010, the market value of these securities was $21,293,420 representing 2% and $11,900,188 representing 1%, respectively, of the Fund’s long-term investments.

10	ANNUAL REPORT	APRIL 30, 2011

Fund Summary as of April 30, 2011	BlackRock MuniVest Fund II, Inc.

Fund Overview

BlackRock MuniVest Fund II, Inc.’s (MVT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2011, the Fund returned (1.04)% based on market price and 0.73% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of (0.60)% based on market price and 0.10% based on NAV. All returns reflect reinvestment of dividends. The Fund’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. Security selection and sector allocation among corporates and transportation as well as tax-backed issues in the Great Lakes region drove the Fund’s positive performance. Additional benefits were derived from seasoned portfolio holdings with shorter remaining terms to their maturity, which exhibited lower price volatility compared to longer-dated bonds during the period. As interest rates rose and the yield curve steepened in the later part of the period, holdings of longer-dated bonds detracted from performance. In addition, the Fund’s high exposure to the health care sector and low exposure to tax-backed issues in the Far West and Mid-Atlantic regions had a negative impact on performance. The Fund uses interest rate futures contracts to hedge portfolio risk related to movements in interest rates. This strategy had a modestly negative impact on performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MVT
Initial Offering Date	March 29, 1993
Yield on Closing Market Price as of April 30, 2011 ($13.72)[1]	7.74%
Tax Equivalent Yield[2]	11.91%
Current Monthly Distribution per Common Share[3]	$0.0885
Current Annualized Distribution per Common Share[3]	$1.0620
Leverage as of April 30, 2011[4]	42%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/11	4/30/10	Change	High	Low

Market Price	$13.72	$14.94	(8.17)%	$15.84	$12.30
Net Asset Value	$13.47	$14.41	(6.52)%	$15.12	$12.55

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	4/30/11	4/30/10

Health	25%	22%
Corporate	16	18
Transportation	15	12
State	14	14
Utilities	10	10
County/City/Special District/School District	9	10
Education	7	6
Housing	3	5
Tobacco	1	3

Credit Quality Allocations[5]

	4/30/11	4/30/10

AAA/Aaa	10%	18%
AA/Aa	45	39
A	21	18
BBB/Baa	10	11
BB/Ba	2	—
B	2	3
CCC/Caa	1	1
Not Rated[6]	9	10

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2011 and April 30, 2010, the market value of these securities was $4,588,089 representing 1% and $5,505,082 representing 1%, respectively, of the Fund’s long-term investments.

ANNUAL REPORT	APRIL 30, 2011	11

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To leverage, all of the Funds, except MUA, issue AMPS or VRDP Shares (collectively “Preferred Shares”), which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s holders of Common Shares (“Common Shareholders”) will benefit from the incremental net income.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from the Preferred Shares issuance earn the income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares are significantly lower than the income earned on the Fund’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup on the Common Shares will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Fund pays dividends on the higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of a Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also leverage their assets through the use of TOBs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Funds and Common Shareholders, but as described above, it also creates risks as short or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate Preferred Shares issued by the Funds. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, the Funds are permitted to issue Preferred Shares in an amount up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Fund anticipates that the total economic leverage from Preferred Shares and/or TOBs will not exceed 50% (45% for MUI) of its total managed assets at the time such leverage is incurred. As of April 30, 2011, the Funds had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Leverage

MUA	5%
MEN	40%
MHD	38%
MUH	37%
MUS	42%
MUI	39%
MVT	42%

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset or illiquidity of the derivative instrument. The Funds’ ability to use a derivative instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Funds to hold an investment that they might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

12	ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments April 30, 2011	BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 0.7%
Alabama State Docks Department, Refunding RB, 6.00%, 10/01/40	$2,165	$2,155,972
County of Jefferson Alabama, RB, Series A, 5.25%, 1/01/17	895	818,692

		2,974,664

Alaska — 0.6%
Alaska Industrial Development & Export Authority, RB, Williams Lynxs, Alaska Cargoport, AMT:
7.80%, 5/01/14	395	394,996
8.00%, 5/01/23	2,000	1,999,980

		2,394,976

Arizona — 4.5%
Maricopa County IDA Arizona, RB, Arizona Charter Schools Project, Series A, 6.63%, 7/01/20	2,320	1,774,498
Phoenix IDA Arizona, Refunding RB, America West Airlines Inc. Project, AMT, 6.30%, 4/01/23	7,750	6,426,067
Pima County IDA, RB:
Arizona Charter Schools Project, Series E, 7.25%, 7/01/31	2,300	2,200,157
Tucson Electric Power Co., Series A, 5.25%, 10/01/40	4,015	3,501,642
Pima County IDA, Refunding RB, Charter Schools II, Series A, 6.75%, 7/01/31	670	605,559
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,840	1,584,958
5.00%, 12/01/37	1,350	1,118,867
Show Low Improvement District, Special Assessment Bonds, District No. 5, 6.38%, 1/01/15	575	575,725
University Medical Center Corp. Arizona, RB:
6.25%, 7/01/29	820	839,918
6.50%, 7/01/39	500	511,055
Yavapai County IDA Arizona, RB, Yavapai Regional Medical Center, Series A, 6.00%, 8/01/33	500	482,700

		19,621,146

Arkansas — 0.4%
County of Little River Arkansas, Refunding RB, Georgia-Pacific Corp. Project, AMT, 5.60%, 10/01/26	1,740	1,599,130

California — 4.0%
California Statewide Communities Development Authority, Refunding RB:
American Baptist Homes of the West, 6.25%, 10/01/39	2,175	2,051,221
Senior Living, Southern California, 7.00%, 11/15/29	1,000	1,042,980
Senior Living, Southern California, 7.25%, 11/15/41	3,500	3,660,545

Municipal Bonds	Par (000)	Value

California (concluded)
City of Fontana California, Special Tax Bonds, Refunding, Community Facilities District No. 22-Sierra, Series H, 6.00%, 9/01/34	$2,320	$2,069,440
City of San Jose California, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	900	908,559
6.50%, 5/01/42	2,220	2,228,081
State of California, GO, Various Purpose, 6.00%, 3/01/33	5,195	5,550,597

		17,511,423

Colorado — 1.6%
Colorado Health Facilities Authority, Refunding RB, Total Longterm Care National Obligated Group Project, Series A, 6.00%, 11/15/30	610	572,650
E-470 Public Highway Authority, Refunding RB, CAB, 7.08%, 9/01/35 (a)	3,695	573,870
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Tax Increment:
Public Improvement Fee, 8.00%, 12/01/25	4,850	4,756,492
Subordinate Public Improvement Fee, 8.13%, 12/01/25	1,025	918,431

		6,821,443

Connecticut — 2.0%
Connecticut State Development Authority, RB, AFCO Cargo BDL LLC Project, AMT, 8.00%, 4/01/30	3,450	2,244,570
Harbor Point Infrastructure Improvement District, Tax Allocation Bonds, Harbor Point Project, Series A, 7.88%, 4/01/39	1,865	1,949,522
Mohegan Tribe of Indians of Connecticut, RB, Public Improvement, Priority Distribution:
6.25%, 1/01/31	4,395	3,464,183
5.25%, 1/01/33 (b)	1,500	1,017,390

		8,675,665

Delaware — 1.1%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	1,000	975,670
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	4,225	3,628,050

		4,603,720

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	ACA Financial Guaranty Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
HUD	U.S. Department of Housing and Urban Development
IDA	Industrial Development Authority
IDB	Industrial Development Board
IDRB	Industrial Development Revenue Bonds
ISD	Independent School District
LRB	Lease Revenue Bonds
M/F	Multi-Family
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RB	Revenue Bonds
S/F	Single-Family
SAN	State Aid Notes
TE	Tax Exempt
TIF	Tax Increment Financing

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	13

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

District of Columbia — 2.9%
District of Columbia, RB, Methodist Home District of Columbia, Series A:
7.38%, 1/01/30	$1,665	$1,632,566
7.50%, 1/01/39	2,725	2,662,543
District of Columbia, Refunding RB, Howard University, Series A, 6.50%, 10/01/41	3,725	3,685,776
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.50%, 5/15/33	1,785	1,744,105
Metropolitan Washington Airports Authority, RB, CAB, 2nd Senior Lien, Series B (AGC) (a):
6.55%, 10/01/30	7,000	2,002,000
6.77%, 10/01/39	5,000	733,150

		12,460,140

Florida — 10.0%
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A-1, 5.38%, 10/01/41	1,065	1,009,620
Greater Orlando Aviation Authority Florida, RB, Special Purpose, JetBlue Airways Corp., AMT, 6.38%, 11/15/26	1,180	1,105,129
Harbor Bay Community Development District Florida, Special Assessment Bonds, Series A, 7.00%, 5/01/33	455	426,954
Hillsborough County IDA, RB, AMT, National Gypsum Co.:
Series A, 7.13%, 4/01/30	4,500	3,939,795
Series B, 7.13%, 4/01/30	3,100	2,714,081
Jacksonville Economic Development Commission, RB, Gerdau Ameristeel US Inc., AMT, 5.30%, 5/01/37	2,200	1,807,784
Jacksonville Economic Development Commission, Refunding RB, Florida Proton Therapy Institute, Series A, 6.00%, 9/01/17	1,515	1,506,198
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	4,550	4,530,981
Midtown Miami Community Development District, Special Assessment Bonds, Series A:
6.00%, 5/01/24	1,370	1,284,224
6.25%, 5/01/37	4,605	4,098,818
Palm Beach County Health Facilities Authority, RB, Acts Retirement Life Community, 5.50%, 11/15/33	3,500	3,103,800
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (c)(d)	5,180	1,868,530
Sarasota County Health Facilities Authority, Refunding RB, Village On The Isle Project:
5.50%, 1/01/27	955	833,018
5.50%, 1/01/32	1,345	1,126,142
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	615	614,514
Sumter Landing Community Development District Florida, RB, Sub-Series B, 5.70%, 10/01/38	3,935	2,990,994
Tampa Palms Open Space & Transportation Community Development District, RB, Capital Improvement, Richmond Place Project, 7.50%, 5/01/18	1,905	1,904,771
Tolomato Community Development District, Special Assessment Bonds, Special Assessment, 6.65%, 5/01/40	4,525	3,011,749
Village Community Development District No. 9, Special Assessment Bonds:
6.75%, 5/01/31	2,000	2,021,700
7.00%, 5/01/41	3,230	3,285,685

		43,184,487

Georgia — 3.4%
City of Atlanta Georgia, Tax Allocation Bonds, Princeton Lakes Project, 5.50%, 1/01/31	1,035	871,366
Clayton County Development Authority, RB, Delta Air Lines Inc. Project, Series A, 8.75%, 6/01/29	3,365	3,707,927
County of Clayton Georgia, Tax Allocation Bonds, Ellenwood Project, 7.50%, 7/01/33	2,780	2,532,302

Municipal Bonds	Par (000)	Value

Georgia (concluded)
DeKalb County Hospital Authority Georgia, RB, DeKalb Medical Center Inc. Project, 6.13%, 9/01/40	$2,905	$2,629,693
Gainesville & Hall County Development Authority, Refunding RB, Acts Retirement Life Community, Series A-2:
6.38%, 11/15/29	700	709,856
6.63%, 11/15/39	880	888,237
Rockdale County Development Authority, RB, Visy Paper Project, Series A, AMT, 6.13%, 1/01/34	4,115	3,572,314

		14,911,695

Guam — 1.5%
Guam Government Waterworks Authority, Refunding RB, Water, 6.00%, 7/01/25	1,265	1,197,904
Territory of Guam, GO, Series A:
6.00%, 11/15/19	615	615,388
6.75%, 11/15/29	1,075	1,071,915
7.00%, 11/15/39	1,115	1,139,352
Territory of Guam, RB, Section 30, Series A, 5.63%, 12/01/29	2,460	2,389,496

		6,414,055

Illinois — 5.7%
City of Chicago Illinois, Refunding RB, American Airlines Inc. Project, 5.50%, 12/01/30	7,000	5,037,620
Illinois Finance Authority, RB:
Roosevelt University Project, 6.50%, 4/01/44	4,170	4,152,861
Rush University Medical Center Obligation Group, Series A, 7.25%, 11/01/30	2,000	2,158,060
Rush University Medical Center Obligation Group, Series B, 7.25%, 11/01/30	1,170	1,262,465
Illinois Finance Authority, Refunding RB:
CAB, Clare Water Tower, Series B, 0.04%, 5/15/50 (a)	1,500	9,450
Clare Water Tower, Series A-7, 6.13%, 5/15/41	3,500	1,470,350
Friendship Village of Schaumburg, 7.25%, 2/15/45	4,000	3,747,480
Primary Health Care Centers Program, 6.60%, 7/01/24	1,175	998,915
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 6.25%, 6/15/46 (a)	9,860	912,938
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,400	1,350,832
6.00%, 6/01/28	710	682,835
Village of Lincolnshire Illinois, Special Tax Bonds, Sedgebrook Project, 6.25%, 3/01/34	1,825	1,521,904
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,465	1,304,143

		24,609,853

Indiana — 0.4%
Vigo County Hospital Authority Indiana, RB, Union Hospital Inc. (b):
5.70%, 9/01/37	1,055	799,996
5.75%, 9/01/42	1,310	976,461

		1,776,457

Kentucky — 0.3%
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	1,580	1,499,072

Louisiana — 1.2%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects, 6.75%, 11/01/32	5,000	5,093,500

See Notes to Financial Statements.

14	ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Maryland — 2.9%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	$3,615	$3,306,641
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	4,110	3,932,571
Maryland Health & Higher Educational Facilities Authority, RB, Washington Christian Academy, 5.50%, 7/01/38 (c)(d)	1,000	399,530
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Doctor’s Community Hospital, 5.75%, 7/01/38	3,110	2,534,059
Maryland State Energy Financing Administration, RB, Cogeneration, AES Warrior Run, AMT, 7.40%, 9/01/19	2,580	2,579,561

		12,752,362

Massachusetts — 1.0%
Massachusetts Development Finance Agency, RB, Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	1,025	1,022,284
Massachusetts Development Finance Agency, Refunding RB:
Eastern Nazarene College, 5.63%, 4/01/19	40	38,023
Eastern Nazarene College, 5.63%, 4/01/29	80	66,231
Tufts Medical Center, Series I, 6.75%, 1/01/36	1,490	1,475,681
Massachusetts Health & Educational Facilities Authority, RB, Jordan Hospital, Series E, 6.75%, 10/01/33	2,000	1,809,240

		4,411,459

Michigan — 2.7%
Advanced Technology Academy, RB, 6.00%, 11/01/37	1,525	1,206,656
County of Wayne Michigan, GO, Building Improvement, Series A, 6.75%, 11/01/39	900	909,846
Monroe County Hospital Finance Authority, Refunding RB, Mercy Memorial Hospital Corp. Obligation, 5.50%, 6/01/35	3,000	2,482,500
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	6,310	7,154,089

		11,753,091

Minnesota — 0.4%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/32	1,785	1,905,327

Missouri — 0.5%
Kirkwood IDA Missouri, RB, Aberdeen Heights, Series A, 8.25%, 5/15/39	2,315	2,333,867

Multi-State — 0.3%
MuniMae TE Bond Subsidiary LLC, 7.50%, 6/30/49 (b)(e)(f)	1,524	1,417,238

Nevada — 0.2%
County of Clark Nevada, Special Assessment Bonds, Special Improvement District No. 142, Local Improvement, 6.38%, 8/01/23	965	956,402

New Hampshire — 0.4%
New Hampshire Health & Education Facilities Authority, RB, Catholic Medical Center, 5.00%, 7/01/36	2,000	1,628,400

Municipal Bonds	Par (000)	Value

New Jersey — 6.6%
New Jersey EDA, RB:
Cigarette Tax, 5.75%, 6/15/29	$1,300	$1,181,505
Continental Airlines Inc. Project, AMT, 6.63%, 9/15/12	4,050	4,081,023
Continental Airlines Inc. Project, AMT, 6.25%, 9/15/19	2,000	1,891,420
Continental Airlines Inc. Project, AMT, 6.40%, 9/15/23	1,000	942,800
Continental Airlines Inc. Project, AMT, 6.25%, 9/15/29	4,330	3,946,752
Continental Airlines Inc. Project, AMT, 9.00%, 6/01/33 (f)	1,250	1,298,700
New Jersey EDA, Refunding RB, Newark Airport Marriott Hotel, 7.00%, 10/01/14	4,000	4,014,680
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B:
7.13%, 12/01/23	670	763,585
7.50%, 12/01/32	3,575	3,953,485
New Jersey Health Care Facilities Financing Authority, RB:
AHS Hospital Corp., 5.50%, 7/01/31 (g)	1,250	1,230,425
Pascack Valley Hospital Association, 6.63%, 7/01/36 (c)(d)	3,870	39
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Joseph’s Healthcare System, 6.63%, 7/01/38	4,090	3,986,523
New Jersey Transportation Trust Fund Authority, RB, CAB, Transportation System, Series C (AMBAC), 5.05%, 12/15/35 (a)	6,210	1,145,683

		28,436,620

New York — 6.2%
Chautauqua County Industrial Development Agency, RB, Nrg Dunkirk Power Project, 5.88%, 4/01/42	4,195	3,899,672
Dutchess County Industrial Development Agency New York, RB, St. Francis Hospital, Series B, 7.50%, 3/01/29	1,000	944,630
Dutchess County Industrial Development Agency New York, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29	1,400	1,322,482
Metropolitan Transportation Authority, RB, Series 2008C, 6.50%, 11/15/28	5,685	6,389,940
New York City Industrial Development Agency, RB:
American Airlines Inc., JFK International Airport, AMT, 8.00%, 8/01/28 (f)	1,765	1,809,619
British Airways Plc Project, AMT, 7.63%, 12/01/32	4,130	4,144,414
Series C, 6.80%, 6/01/28	860	886,737
Special Needs Facilities Pooled Program, Series C-1, 6.50%, 7/01/24	610	554,868
Special Needs Facilities Pooled Program, Series C-1, 6.63%, 7/01/29	1,100	959,915
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	1,270	1,271,194
Port Authority of New York & New Jersey, RB, JFK International Air Terminal:
6.00%, 12/01/36	1,340	1,293,261
6.00%, 12/01/42	1,305	1,247,058
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	2,090	2,109,834

		26,833,624

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	15

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

North Carolina — 1.6%
North Carolina Medical Care Commission, RB, First Mortgage, Whitestone, Series A:
7.75%, 3/01/31	$1,000	$998,840
7.75%, 3/01/41	1,420	1,388,320
North Carolina Medical Care Commission, Refunding RB, First Mortgage, Deerfield, Series A, 6.13%, 11/01/38	4,565	4,380,756

		6,767,916

Ohio — 1.6%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Series A-2, 5.13%, 6/01/24	3,350	2,579,332
State of Ohio, RB, Ford Motor Co. Project, AMT, 5.75%, 4/01/35	4,880	4,493,358

		7,072,690

Pennsylvania — 7.3%
Allegheny County Hospital Development Authority, Refunding RB, Health System, West Penn, Series A, 5.38%, 11/15/40	5,345	3,972,457
Bucks County IDA, RB, Ann’s Choice Inc. Facility, Series A:
6.13%, 1/01/25	1,360	1,275,503
6.25%, 1/01/35	1,550	1,355,165
Cumberland County Municipal Authority, RB, Diakon Lutheran, 6.38%, 1/01/39	6,165	5,996,572
Lancaster County Hospital Authority, RB, Brethren Village Project, Series A:
6.25%, 7/01/26	1,160	1,104,796
6.50%, 7/01/40	1,665	1,548,234
Montgomery County IDA Pennsylvania, MRB, Whitemarsh Continuing Care, 6.13%, 2/01/28	2,330	1,952,866
Pennsylvania Economic Development Financing Authority, RB, National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	3,250	2,687,328
Philadelphia Authority for Industrial Development, RB, AMT:
Commercial Development, 7.75%, 12/01/17	8,000	8,003,840
Subordinate, Air Cargo, Series A, 7.50%, 1/01/25	3,870	3,599,642

		31,496,403

Puerto Rico — 0.8%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	2,650	2,764,745
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, First Sub-Series C, 6.52%, 8/01/38 (a)	4,445	683,285

		3,448,030

Rhode Island — 0.8%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35	4,245	3,396,764

South Carolina — 0.3%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health, 5.50%, 8/01/26	1,175	1,109,306

Tennessee — 0.3%
Knox County Health Educational & Housing Facilities Board Tennessee, Refunding RB, Covenant, Series A (AGM), 4.69%, 1/01/40 (a)	5,820	1,010,410
Shelby County Health Educational & Housing Facilities Board, RB, Village at Germantown, 6.25%, 12/01/34	600	483,702

		1,494,112

Texas — 12.2%
Bexar County Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 7/01/45	5,040	4,852,966
Brazos River Authority, Refunding RB, Texas Utility Co., Series, AMT, 7.70%, 4/01/33	5,080	2,135,835

Municipal Bonds	Par (000)	Value

Texas (concluded)
Central Texas Regional Mobility Authority, RB:
CAB, 7.48%, 1/01/28 (a)	$1,000	$296,330
CAB, 7.56%, 1/01/29 (a)	2,000	545,360
CAB, 7.65%, 1/01/30 (a)	1,170	293,237
CAB, 7.71%, 1/01/31 (a)	2,000	460,180
CAB, 7.77%, 1/01/32 (a)	3,500	737,030
CAB, 7.78%, 1/01/33 (a)	3,690	714,642
CAB, 7.79%, 1/01/34 (a)	4,000	715,040
Senior Lien, 5.75%, 1/01/25	675	666,144
City of Houston Texas, RB, Special Facilities, Continental Airlines, Series E, AMT, 6.75%, 7/01/21	4,550	4,457,908
Danbury Higher Education Authority Inc., RB, A.W. Brown Fellowship Charter, Series A (ACA), 5.13%, 8/15/36	1,000	1,150,790
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B:
7.13%, 12/01/31	1,500	1,629,135
7.25%, 12/01/35	1,110	1,204,061
La Vernia Higher Education Finance Corp., RB, KIPP Inc., 6.38%, 8/15/44	860	845,320
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, 5.25%, 11/01/40	4,600	4,005,910
Matagorda County Navigation District No. 1 Texas, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	2,090	2,172,492
North Texas Tollway Authority, RB:
CAB, Special Projects System, Series B, 7.55%, 9/01/37 (a)	2,110	345,091
Toll, 2nd Tier, Series F, 6.13%, 1/01/31	4,425	4,520,757
Sabine River Authority Texas, Refunding RB, TXU Electric Co. Project, Series A, Mandatory Put Bonds, 5.50%, 5/01/22 (f)	3,730	3,652,976
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A:
CC Young Memorial Home, , 8.00%, 2/15/38	1,745	1,692,353
Senior Living Center Project, 8.25%, 11/15/44	4,200	4,034,478
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	4,455	4,539,110
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	3,935	4,036,917
Texas State Public Finance Authority, Refunding, ERB, KIPP Inc., Series A (ACA):
5.00%, 2/15/28	2,825	2,492,893
5.00%, 2/15/36	850	698,428

		52,895,383

U.S. Virgin Islands — 1.1%
United States Virgin Islands, Refunding RB, Senior Secured, Hovensa Coker Project, AMT, 6.50%, 7/01/21	5,100	4,933,587

Utah — 0.9%
County of Carbon Utah, Refunding RB, Laidlaw Environmental, Series A, AMT, 7.45%, 7/01/17	3,900	3,909,048

Vermont — 0.3%
Vermont Economic Development Authority, Refunding MRB, Wake Robin Corp. Project, Series A (ACA), 6.30%, 3/01/33	1,600	1,416,896

See Notes to Financial Statements.

16	ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Virginia — 1.0%
Dulles Town Center Community Development Authority, Special Assessment Bonds, Dulles Town Center Project, 6.25%, 3/01/26	$3,635	$3,518,716
Fairfax County EDA, Refunding RB, Goodwin House Inc.:
5.13%, 10/01/37	585	501,725
5.13%, 10/01/42	450	378,000
Lexington IDA, Refunding MRB, Kendal at Lexington, Series A, 5.38%, 1/01/28	40	33,066

		4,431,507

Wisconsin — 2.1%
Wisconsin Health & Educational Facilities Authority, RB:
New Castle Place Project, Series A, 7.00%, 12/01/31	3,175	2,524,792
Wheaton Franciscan Healthcare, 5.25%, 8/15/34	6,235	5,332,110
Wisconsin Health & Educational Facilities Authority, Refunding RB, St. John’s Communities Inc., Series A:
7.25%, 9/15/29	425	419,942
7.63%, 9/15/39	855	851,640

		9,128,484

Total Municipal Bonds — 91.8%		398,079,942

Municipal Bonds Transferred to Tender Option Bond Trusts (h)

District of Columbia — 1.7%
District of Columbia Water & Sewer Authority, RB, Series A, 6.00%, 10/01/35	6,681	7,311,551

Florida — 3.3%
County of Miami-Dade Florida, RB, Miami International Airport, Series A, AMT (AGC), 5.25%, 10/01/33	15,000	14,260,050

New York — 1.8%
New York City Municipal Water Finance Authority, Water & Sewer, RB, Second General Resolution, Series EE, 5.50%, 6/15/43	7,605	7,932,877

Virginia — 3.3%
Virginia HDA, RB, Sub-Series H-1 (NPFGC), 5.38%, 7/01/36	14,400	14,406,336

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 10.1%		43,910,814

Total Long-Term Investments (Cost — $463,033,218) — 101.9%		441,990,756

Short-Term Securities	Shares

FFI Institutional Tax-Exempt Fund, 0.23% (i)(j)	1,560,240	1,560,240

	Par (000)

Michigan Finance Authority, RB, SAN, Detroit Schools, Series A-1, 6.45%, 2/02/12	$3,400	3,421,318

Total Short-Term Securities (Cost — $4,960,240) — 1.1%		4,981,558

Total Investments (Cost — $467,993,458*) — 103.0%		446,972,314
Other Assets Less Liabilities — 2.3%		10,036,880
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (5.3)%		(23,118,383)

Net Assets — 100.0%		$433,890,811

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$444,123,855

Gross unrealized appreciation	$14,160,930
Gross unrealized depreciation	(34,423,563)

Net unrealized depreciation	$(20,262,633)

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Non-income producing security.

(e)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(f)	Variable rate security. Rate shown is as of report date.

(g)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Goldman Sachs	$1,230,425	$2,887

(h)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(i)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2010	Net Activity	Shares Held at April 30, 2011	Income

FFI Institutional Tax-Exempt Fund	149,925	1,410,315	1,560,240	$4,801

(j)	Represents the current yield as of report date.

•	Financial futures contracts sold as of April 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

116	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2011	$13,747,592	$(304,720)

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	17

Schedule of Investments (concluded)	BlackRock MuniAssets Fund, Inc. (MUA)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad level for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments[1]	—	$441,990,756	—	$441,990,756
Short-Term Securities	$1,560,240	3,421,318	—	4,981,558

Total	$1,560,240	$445,412,074	—	$446,972,314

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(304,720)	—	—	$(304,720)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

18	ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments April 30, 2011	BlackRock MuniEnhanced Fund, Inc. (MEN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 1.4%
County of Jefferson Alabama, RB, Series A:
5.50%, 1/01/22	$2,750	$2,414,940
4.75%, 1/01/25	2,200	1,771,352

		4,186,292

Alaska — 0.6%
Alaska Housing Finance Corp., RB, General Housing, Series B (NPFGC), 5.25%, 12/01/30	400	402,172
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/28	1,200	1,330,080

		1,732,252

Arizona — 1.6%
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	3,250	3,296,735
5.25%, 10/01/28	1,000	1,026,650
5.00%, 10/01/29	400	401,620

		4,725,005

California — 23.3%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC) (a):
5.65%, 10/01/24	10,185	8,160,833
5.57%, 10/01/25	6,000	4,717,260
Anaheim Public Financing Authority California, RB, Senior, Public Improvements Project, Series A (AGM), 6.00%, 9/01/24	5,000	5,545,400
Antelope Valley Community College District, GO, Election of 2004, Series B (NPFGC), 5.25%, 8/01/39	600	585,792
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC), 5.18%, 8/01/37 (b)	2,400	384,888
California Health Facilities Financing Authority, Refunding RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	550	514,404
Sutter Health, Series B, 5.88%, 8/15/31	1,200	1,228,776
California State University, RB, Systemwide, Series A (NPFGC), 5.00%, 11/01/35	1,405	1,284,620
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/37	2,000	1,817,360
Chino Valley Unified School District, GO, Election of 2002, Series C (NPFGC), 5.25%, 8/01/30	850	859,614
City of Redding California, COP, Refunding, Series A (AGM), 5.00%, 6/01/30	1,420	1,409,577
Fresno Unified School District California, GO, Election of 2001, Series E (AGM), 5.00%, 8/01/30	900	869,697
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,300	1,289,808
Los Angeles Department of Water & Power, RB, Series C (NPFGC), 5.00%, 7/01/29	5,160	5,233,633
Metropolitan Water District of Southern California, RB, Series B-1 (NPFGC):
5.00%, 10/01/29	2,965	3,011,491
5.00%, 10/01/36	1,655	1,659,799
Norco Redevelopment Agency California, Tax Allocation Bonds, Refunding, Project Area No. 1 (NPFGC), 5.13%, 3/01/30	5,000	4,312,400
Orange County Sanitation District, COP, Series B (AGM):
5.00%, 2/01/30	1,500	1,536,030
5.00%, 2/01/31	900	918,414
Poway Redevelopment Agency California, Tax Allocation Bonds, Refunding, Paguay Redevelopment Project (AMBAC), 5.13%, 6/15/33	1,750	1,415,243

Municipal Bonds	Par (000)	Value

California (concluded)
Sacramento Unified School District California, GO, Election of 2002 (NPFGC), 5.00%, 7/01/30	$4,150	$4,155,893
San Diego Unified School District California, GO, CAB, Election of 2008, Series C, 6.85%, 7/01/38 (b)	1,600	253,280
San Joaquin County Transportation Authority, RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,175	2,293,798
San Mateo County Community College District, GO, CAB, Election of 2001, Series C (NPFGC), 5.53%, 9/01/30 (b)	12,740	3,908,632
State of California, GO:
5.13%, 6/01/27	20	20,003
5.13%, 6/01/31	60	59,737
Stockton Public Financing Authority California, RB, Parking & Capital Projects (NPFGC), 5.13%, 9/01/30	6,145	5,993,649
Ventura County Community College District, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/30	2,325	2,324,814
West Basin Municipal Water District California, COP, Refunding, Series B (AGC), 5.00%, 8/01/30	5,035	5,028,454

		70,793,299

Colorado — 1.3%
Colorado Health Facilities Authority, RB, Covenant Retirement Communities, Series A (Radian):
5.50%, 12/01/27	1,200	1,098,540
5.50%, 12/01/33	675	588,404
Colorado Housing & Finance Authority, Refunding RB, S/F Program, Senior Series A-2, AMT, 7.50%, 4/01/31	315	327,109
Regional Transportation District, COP, Series A, 5.38%, 6/01/31	2,000	2,029,340

		4,043,393

District of Columbia — 1.7%
District of Columbia, RB, Series B-1 (NPFGC), 5.00%, 2/01/31	5,530	5,154,790

Florida — 14.6%
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/33	1,600	1,579,248
City of Tallahassee Florida, RB (NPFGC), 5.00%, 10/01/32	4,000	3,958,360
Collier County School Board, COP (AGM), 5.00%, 2/15/23	3,000	3,080,640
County of Broward Florida, RB, Series A, 5.25%, 10/01/34	850	860,906
County of Duval Florida, COP, Master Lease Program (AGM), 5.00%, 7/01/33	3,000	2,871,900
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 5.75%, 7/01/33	1,400	1,461,670
County of Miami-Dade Florida, RB, Water & Sewer System (AGM), 5.00%, 10/01/39	4,950	4,803,678
County of Miami-Dade Florida, Refunding RB, Miami International Airport, AMT (AGC), 5.00%, 10/01/40	9,900	8,625,078
County of Orange Florida, Refunding RB, Series B (NPFGC), 5.13%, 1/01/32	4,200	4,139,142
Highlands County Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,450	1,482,987
Hillsborough County Aviation Authority Florida, RB, Series A, AMT (AGC), 5.38%, 10/01/33	1,750	1,691,322

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	19

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Florida (concluded)
Miami-Dade County School Board, COP, Refunding, Series B (AGC), 5.00%, 5/01/33	$2,000	$1,922,600
Orange County School Board, COP, Series A:
(AGC), 5.50%, 8/01/34	3,550	3,577,761
(NPFGC), 5.00%, 8/01/31	2,000	1,977,260
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	275	274,783
South Florida Water Management District, COP (AGC), 5.00%, 10/01/22	2,000	2,081,920

		44,389,255

Georgia — 4.1%
Augusta-Richmond County Georgia, RB (AGM), 5.25%, 10/01/39	2,300	2,312,765
Gwinnett County Hospital Authority, Refunding RB, Gwinnett Hospital System, Series D (AGM), 5.50%, 7/01/41	825	793,262
Municipal Electric Authority of Georgia, Refunding RB, Series EE (AMBAC), 7.00%, 1/01/25	7,475	9,384,713

		12,490,740

Illinois — 22.5%
Chicago Board of Education Illinois, GO, Refunding, Series A:
(AGM), 5.50%, 12/01/31	3,000	3,231,600
Chicago School Reform Board, (NPFGC), 5.50%, 12/01/26	1,000	1,008,140
Chicago Park District, GO, Harbor Facilities, Series C, 5.25%, 1/01/40	550	547,536
City of Chicago Illinois, ARB, General, Third Lien, Series B-2, AMT:
(AGM), 5.75%, 1/01/23	5,670	5,813,167
(Syncora), 6.00%, 1/01/29	2,500	2,529,200
City of Chicago Illinois, RB, Series A (AGC), 5.00%, 1/01/38	2,000	1,906,460
City of Chicago Illinois, Refunding RB, General Airport, Third Lien, Series A, AMT (NPFGC), 5.75%, 1/01/21	9,000	9,052,200
County of Cook Illinois, GO, Capital Improvement, Series C (AMBAC), 5.50%, 11/15/12 (c)	2,460	2,648,387
County of Cook Illinois, GO, Refunding, Series A, 5.25%, 11/15/33	1,350	1,350,972
Illinois Municipal Electric Agency, RB, Series A (NPFGC), 5.25%, 2/01/35	1,000	987,880
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	20,120	20,000,890
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC), 5.96%, 12/15/33 (b)	9,950	2,274,271
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM) (b):
5.83%, 6/15/27	1,300	498,693
6.25%, 6/15/44	3,450	368,150
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	675	649,174
Regional Transportation Authority, RB, Series A (AMBAC), 7.20%, 11/01/20	9,480	11,238,540
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	4,400	4,256,736

		68,361,996

Municipal Bonds	Par (000)	Value

Indiana — 1.0%
Indiana Municipal Power Agency, RB, Series B, 5.75%, 1/01/34	$400	$404,100
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC):
5.25%, 1/01/29	600	622,578
5.50%, 1/01/38	1,825	1,854,510

		2,881,188

Iowa — 1.9%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	5,725	5,756,488

Louisiana — 0.4%
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,250	1,349,975

Massachusetts — 2.5%
Massachusetts HFA, RB, AMT (AGM):
Rental Mortgage, Series F, 5.25%, 1/01/46	1,700	1,611,753
S/F Housing, Series 128, 4.80%, 12/01/27 (d)	1,600	1,509,664
Massachusetts HFA, Refunding RB, AMT:
Rental Housing, Series A (AGM), 5.15%, 7/01/26	655	669,076
Series C, 5.35%, 12/01/42	1,150	1,050,640
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	2,700	2,747,655

		7,588,788

Michigan — 5.1%
City of Detroit Michigan, RB, Series B:
Second Lien, (AGM), 6.25%, 7/01/36	400	425,720
Second Lien, (AGM), 7.00%, 7/01/36	200	224,126
Senior Lien, (AGM), 7.50%, 7/01/33	700	816,669
System, Second Lien, (NPFGC), 5.00%, 7/01/36	3,600	3,203,496
City of Detroit Michigan, Refunding RB, Second Lien, Series E (BHAC), 5.75%, 7/01/31	2,500	2,555,725
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	425	395,900
Michigan Higher Education Student Loan Authority, Refunding RB, Student Loan, Series XVII-G, AMT (AMBAC), 5.20%, 9/01/20	1,500	1,507,710
Michigan State HDA, RB, Series C, AMT, 5.50%, 12/01/28	1,100	1,059,157
Michigan Strategic Fund, Refunding RB, Detroit Edison Co. Project, AMT (Syncora):
Series A, 5.50%, 6/01/30	1,300	1,245,140
Series C, 5.45%, 12/15/32	4,300	4,045,483

		15,479,126

Minnesota — 0.9%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	2,500	2,663,700

Nevada — 5.2%
City of Carson City Nevada, RB, Carson-Tahoe Hospital Project, Series A (Radian), 5.50%, 9/01/33	3,100	2,675,052
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	850	902,717

See Notes to Financial Statements.

20	ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Nevada (concluded)
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	$3,800	$3,566,338
Southwest Gas Corp. Project, Series A, AMT (FGIC), 4.75%, 9/01/36	75	60,991
Southwest Gas Corp. Project, Series D, AMT (NPFGC), 5.25%, 3/01/38	1,200	1,060,992
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/30	1,500	1,421,925
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	3,200	2,898,304
System, Subordinate Lien, Series C (AGM), 5.00%, 7/01/26	1,475	1,471,784
Las Vegas Valley Water District, GO, Refunding, Series A (NPFGC), 5.00%, 6/01/24	1,600	1,660,752

		15,718,855

New Jersey — 9.1%
New Jersey EDA, RB:
Cigarette Tax (Radian), 5.50%, 6/15/31	600	523,998
Cigarette Tax (Radian), 5.75%, 6/15/34	305	270,169
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/31	9,325	9,337,775
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	7,800	7,748,910
School Facilities Construction, Series O, 5.13%, 3/01/28	2,250	2,258,010
School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	2,000	2,108,560
New Jersey EDA, Refunding RB, School Facilities Construction, Series N-1 (AGM), 5.50%, 9/01/25	5,000	5,348,700

		27,596,122

New York — 3.9%
Erie County Industrial Development Agency, RB, City School District of Buffalo Project, Series A (AGM), 5.75%, 5/01/28	1,500	1,615,680
Metropolitan Transportation Authority, RB, Series 2008C, 6.50%, 11/15/28	4,000	4,496,000
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4:
5.50%, 1/15/33	1,600	1,662,992
5.50%, 1/15/34	2,750	2,852,905
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,200	1,296,024

		11,923,601

North Carolina — 0.5%
North Carolina Medical Care Commission, RB, Novant Health Obligation, Series A, 4.75%, 11/01/43	1,700	1,375,096

Ohio — 0.5%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	530	552,991
Ohio Higher Educational Facility Commission, Refunding RB, Summa Health System, 2010 Project (AGC), 5.25%, 11/15/40	1,025	964,013

		1,517,004

Municipal Bonds	Par (000)	Value

Pennsylvania — 1.4%
Pennsylvania HFA, Refunding RB, Series 99A, AMT, 5.25%, 10/01/32	$1,500	$1,458,585
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series E, 6.48%, 12/01/38 (a)	2,750	1,899,040
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	575	617,895
Philadelphia School District, GO, Series E, 6.00%, 9/01/38	400	413,372

		4,388,892

Puerto Rico — 1.9%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	3,200	3,316,864
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.69%, 8/01/41 (b)	8,500	1,135,600
First Sub-Series C, 6.00%, 8/01/39	1,180	1,183,186

		5,635,650

Rhode Island — 0.8%
Rhode Island Health & Educational Building Corp., Refunding RB, Public Schools Financing Program, Series E (AGC), 6.00%, 5/15/29	2,375	2,548,541

South Carolina — 1.4%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39 (e)	240	243,557
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	1,000	1,048,340
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	3,000	2,960,040

		4,251,937

Tennessee — 1.8%
Knox County Health Educational & Housing Facilities Board Tennessee, Refunding RB, Covenant Health, Series A, 5.04%, 1/01/38 (b)	600	103,806
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Vanderbilt University, Series B, 5.50%, 10/01/29	5,000	5,497,850

		5,601,656

Texas — 12.4%
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC):
6.00%, 11/15/35	2,100	2,300,193
5.38%, 11/15/38	1,350	1,391,270
Dallas-Fort Worth International Airport Facilities Improvement Corp., RB, Series A, AMT (NPFGC), 5.50%, 11/01/33	13,000	12,465,960
Lewisville ISD Texas, GO, Refunding, CAB, School Building (NPFGC), 4.67%, 8/15/24 (b)	4,475	2,339,664
Mansfield ISD Texas, GO, School Building (PSF-GTD), 5.00%, 2/15/33	1,725	1,775,543
North Texas Tollway Authority, RB (AGC), System, First Tier:
Series K-1, 5.75%, 1/01/38	3,800	3,841,914
Series K-2, 6.00%, 1/01/38	4,015	4,111,159
North Texas Tollway Authority, Refunding RB, First Tier:
Series A, 6.00%, 1/01/28	2,795	2,951,017
System, (NPFGC), 5.75%, 1/01/40	1,600	1,553,936
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC), 5.50%, 8/15/39	5,150	4,827,455

		37,558,111

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	21

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Utah — 1.7%
Utah Transit Authority, RB, Series A (AGM), 5.00%, 6/15/36	$5,000	$5,056,450

Virginia — 0.5%
Virginia HDA, RB, Sub-Series H-1 (NPFGC), 5.35%, 7/01/31	1,530	1,530,536

Washington — 1.4%
Washington Health Care Facilities Authority, RB, Providence Health & Services, Series A:
5.00%, 10/01/39	900	799,119
5.25%, 10/01/39	625	576,556
Washington Health Care Facilities Authority, Refunding RB, Providence Health, Series D (AGM), 5.25%, 10/01/33	2,800	2,785,272

		4,160,947

Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,375	1,293,518

Total Municipal Bonds — 125.8%		381,753,203

Municipal Bonds Transferred to Tender Option Bond Trusts (f)

Arizona — 0.4%
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/34	1,200	1,222,488

California — 5.5%
Anaheim Public Financing Authority California, RB, Electric System Distribution Facilities, Series A (AGM), 5.00%, 10/01/31	959	957,023
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	2,500	2,480,400
Orange County Sanitation District, COP (NPFGC), 5.00%, 2/01/33	7,458	7,482,947
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	404	410,538
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	2,810	2,813,288
Tamalpais Union High School District California, GO, Election of 2001 (AGM), 5.00%, 8/01/28	1,605	1,608,290
University of California, RB, Series O, 5.75%, 5/15/34	840	893,869

		16,646,355

Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health, Series A, 5.50%, 7/01/34	900	900,859

District of Columbia — 1.0%
District of Columbia, RB, Series A, 5.50%, 12/01/30	1,005	1,093,058
District of Columbia Water & Sewer Authority, RB, Series A, 6.00%, 10/01/35	1,770	1,937,342

		3,030,400

Florida — 6.0%
City of Tallahassee Florida Energy System, RB (NPFGC), 5.00%, 10/01/37	7,500	7,285,500
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37	1,349	1,361,360
Miami-Dade County School Board, COP, Refunding, Series B (AGC), 5.00%, 5/01/33	10,000	9,613,000

		18,259,860

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value

Georgia — 5.7%
City of Atlanta Georgia, RB, General, Series B (AGM), 5.25%, 1/01/33	$17,356	$17,369,826

Illinois — 0.6%
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	1,880	1,900,429

Louisiana — 1.8%
State of Louisiana Gas & Fuels, RB, Series A (AGM), 5.00%, 5/01/36	5,400	5,400,000

Massachusetts — 3.6%
Massachusetts School Building Authority, RB, Series A (AGM), 5.00%, 8/15/30	10,600	10,857,853

Nevada — 3.5%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39	3,778	3,989,397
Clark County Water Reclamation District, GO, Series B:
5.50%, 7/01/29	4,499	4,771,549
5.75%, 7/01/34	1,829	1,971,237

		10,732,183

New Hampshire — 2.5%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth-Hitchcock Obligation (AGM), 5.50%, 8/01/27	7,390	7,557,162

New York — 1.9%
New York City Municipal Water & Sewer Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	1,260	1,351,563
New York State Thruway Authority, RB, Series G (AGM), 5.00%, 1/01/32	3,100	3,118,321
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34	1,300	1,330,017

		5,799,901

Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	580	576,978

South Carolina — 2.8%
Charleston Educational Excellence Finance Corp., RB, Charleston County School (AGC):
5.25%, 12/01/28	3,120	3,184,802
5.25%, 12/01/29	2,765	2,812,171
5.25%, 12/01/30	1,010	1,023,080
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	1,275	1,336,633

		8,356,686

Texas — 0.8%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	2,200	2,296,690

Virginia — 0.1%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	350	351,096

Washington — 1.4%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	4,004	4,077,605

Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	1,430	1,308,634

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 38.5%		116,645,005

Total Long-Term Investments (Cost — $506,317,873) — 164.3%		498,398,208

See Notes to Financial Statements.

22	ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (concluded)	BlackRock MuniEnhanced Fund, Inc. (MEN)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

FFI Institutional Tax-Exempt Fund, 0.23% (g)(h)	3,470,954	$3,470,954

Total Short-Term Securities (Cost — $3,470,954) — 1.1%		3,470,954

Total Investments (Cost — $509,788,827*) — 165.4%		501,869,162
Other Assets Less Liabilities — 1.9%		5,624,385
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (20.3)%		(61,641,263)
AMPS, at Redemption Value — (47.0)%		(142,588,554)

Net Assets Applicable to Common Shares — 100.0%		$303,263,730

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$448,710,246

Gross unrealized appreciation	$8,551,270
Gross unrealized depreciation	(16,975,261)

Net unrealized depreciation	$(8,423,991)

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Variable rate security. Rate shown is as of report date.

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Merrill Lynch and Co., Inc.	$243,557	$7,399

(f)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2010	Net Activity	Shares Held at April 30, 2011	Income

FFI Institutional Tax-Exempt Fund	7,207,423	(3,736,469)	3,470,954	$9,877

(h)	Represents the current yield as of report date.

•	Financial futures contracts sold as of April 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

170	10-Year U.S.	Chicago Board	June 2011	$20,147,333	$(446,573)
	Treasury Note	of Trade

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments[1]	—	$498,398,208	—	$498,398,208
Short-Term Securities	$3,470,954	—	—	3,470,954

Total	$3,470,954	$498,398,208	—	$501,869,162

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(446,573)	—	—	$(446,573)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	23

Schedule of Investments April 30, 2011	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 1.9%
County of Jefferson Alabama, RB, Series A, 5.00%, 1/01/24	$4,550	$3,878,556

Arizona — 4.6%
Maricopa County IDA Arizona, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	2,200	1,449,778
Phoenix IDA Arizona, Refunding RB, America West Airlines Inc. Project, AMT, 6.30%, 4/01/23	2,215	1,836,612
Pima County IDA, Refunding IDRB, Tucson Electric Power, 5.75%, 9/01/29	770	767,682
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	1,370	1,381,508
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	2,000	1,722,780
5.00%, 12/01/37	2,360	1,955,944
Show Low Improvement District, Special Assessment Bonds, District No. 5, 6.38%, 1/01/15	260	260,328

		9,374,632

Arkansas — 0.5%
County of Little River Arkansas, Refunding RB, Georgia-Pacific Corp. Project, AMT, 5.60%, 10/01/26	1,155	1,061,491

California — 16.4%
Agua Caliente Band of Cahuilla Indians, RB, 5.60%, 7/01/13 (a)	255	248,640
California Health Facilities Financing Authority, Refunding RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,530	1,430,978
Sutter Health, Series B, 6.00%, 8/15/42	2,200	2,231,042
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	820	847,134
California Statewide Communities Development Authority, RB:
Health Facility, Memorial Health Services, Series A, 6.00%, 10/01/23	3,870	3,972,710
John Muir Health, 5.13%, 7/01/39	1,510	1,365,372
Los Angeles Department of Airports, RB, Series A, 5.25%, 5/15/39	555	552,564
Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	4,115	3,944,721
Montebello Unified School District California, GO, CAB (NPFGC) (b):
5.63%, 8/01/22	2,405	1,179,508
5.62%, 8/01/23	2,455	1,088,842
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 6.06%, 7/01/29 (b)	3,475	1,104,112
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	6,600	6,520,932
State of California, GO, Various Purpose, 6.50%, 4/01/33	8,370	9,194,026

		33,680,581

Colorado — 2.7%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 7/01/40	1,455	1,281,084
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth, Series A, 5.00%, 1/01/40	1,525	1,392,996
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Subordinate Public Improvement Fee, Tax Increment, 8.13%, 12/01/25	1,000	896,030
Regional Transportation District, COP, Series A, 5.38%, 6/01/31	710	720,416
University of Colorado, RB, Series A, 5.38%, 6/01/38	1,250	1,280,812

		5,571,338

Municipal Bonds	Par (000)	Value

Connecticut — 2.5%
Connecticut State Development Authority, RB, AFCO Cargo BDL LLC Project, AMT, 8.00%, 4/01/30	$2,700	$1,756,620
Connecticut State Health & Educational Facility Authority, RB:
Ascension Health Senior Credit, 5.00%, 11/15/40	955	913,820
Wesleyan University, 5.00%, 7/01/35	2,515	2,553,656

		5,224,096

Delaware — 1.6%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	790	770,779
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	2,830	2,430,150

		3,200,929

District of Columbia — 2.2%
Metropolitan Washington Airports Authority, RB:
CAB, Second Senior Lien, Series B (AGC), 7.10%, 10/01/35 (b)	13,485	2,627,687
First Senior Lien, Series A, 5.00%, 10/01/39	505	481,432
First Senior Lien, Series A, 5.25%, 10/01/44	1,470	1,409,686

		4,518,805

Florida — 8.6%
City of Clearwater Florida, RB, Series A, 5.25%, 12/01/39	1,195	1,199,864
County of Broward Florida, RB, Series A, 5.25%, 10/01/34	750	759,622
County of Miami-Dade Florida, RB:
CAB, Sub-Series A (NPFGC), 5.24%, 10/01/37 (b)	2,340	351,749
Water & Sewer System, 5.00%, 10/01/34	3,935	3,855,041
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A-1, 5.38%, 10/01/41	2,620	2,483,760
Greater Orlando Aviation Authority Florida, RB, Special Purpose, JetBlue Airways Corp., AMT, 6.50%, 11/15/36	2,095	1,888,286
Hillsborough County IDA, RB, National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	1,900	1,663,469
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	1,570	1,563,437
Midtown Miami Community Development District, Special Assessment Bonds, Series B, 6.50%, 5/01/37	2,400	2,206,344
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	665	385,986
Preserve at Wilderness Lake Community Development District, Special Assessment Bonds, Series A, 5.90%, 5/01/34	1,495	1,263,365

		17,620,923

Georgia — 2.0%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	585	565,677
Metropolitan Atlanta Rapid Transit Authority, RB, Third Series, 5.00%, 7/01/39	2,410	2,409,831
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	1,045	1,053,235

		4,028,743

Guam — 0.7%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	440	440,277
6.75%, 11/15/29	630	628,192
7.00%, 11/15/39	430	439,391

		1,507,860

See Notes to Financial Statements.

24	ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Hawaii — 0.5%
State of Hawaii, Refunding RB, Series A, 5.25%, 7/01/30	$945	$953,146

Illinois — 7.7%
City of Chicago Illinois, Refunding RB, General, Third Lien, Series C, 6.50%, 1/01/41 (c)	4,055	4,321,170
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	1,200	1,087,800
Illinois Finance Authority, Refunding RB, Central DuPage Health, Series B, 5.50%, 11/01/39	1,115	1,059,696
Illinois HDA, RB, Homeowner Mortgage, Sub-Series C2, AMT, 5.35%, 2/01/27	2,635	2,637,292
Metropolitan Pier & Exposition Authority, Refunding RB McCormick Place Expansion Project (AGM):
CAB, Series B, 6.25%, 6/15/47 (b)	13,220	1,135,995
Series B, 5.00%, 6/15/50	2,190	1,910,972
Series B-2, 5.00%, 6/15/50	1,740	1,483,159
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	930	897,338
6.00%, 6/01/28	800	769,392
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	440	425,674

		15,728,488

Indiana — 1.8%
Indiana Finance Authority, RB, Sisters of St. Francis Health, 5.25%, 11/01/39	585	539,633
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	2,300	2,314,628
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	775	794,530

		3,648,791

Kansas — 1.2%
Kansas Development Finance Authority, Refunding RB:
Adventist Health, 5.75%, 11/15/38	1,380	1,424,105
Sisters of Leavenworth, Series A, 5.00%, 1/01/40	1,155	1,104,122

		2,528,227

Kentucky — 0.7%
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	700	664,146
Louisville & Jefferson County Metropolitan Sewer District Kentucky, RB, Series A (NPFGC), 5.50%, 5/15/34	700	715,666

		1,379,812

Louisiana — 2.2%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/39	570	576,464
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects, 6.75%, 11/01/32	3,500	3,565,450
New Orleans Aviation Board, Refunding RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	430	405,937

		4,547,851

Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	210	200,821

Municipal Bonds	Par (000)	Value

Maryland — 2.1%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	$300	$274,410
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	580	554,962
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community, 6.25%, 1/01/41	1,520	1,477,911
Maryland State Energy Financing Administration, RB, Cogeneration, AES Warrior Run, AMT, 7.40%, 9/01/19	1,970	1,969,665

		4,276,948

Massachusetts — 2.4%
Massachusetts Development Finance Agency, Refunding RB, Boston University, Series P, 5.45%, 5/15/59	1,165	1,115,825
Massachusetts HFA, RB, M/F Housing, Series A, AMT, 5.25%, 12/01/48	2,900	2,553,682
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare, Series J1, 5.00%, 7/01/39	1,255	1,174,065

		4,843,572

Michigan — 2.3%
City of Detroit Michigan, RB, Senior Lien, Series B (AGM), 7.50%, 7/01/33	635	740,835
Flint Hospital Building Authority Michigan, Refunding RB, Hurley Medical Center (ACA), 6.00%, 7/01/20	1,245	1,174,471
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	955	908,912
Michigan State Hospital Finance Authority, Refunding RB, Hospital, Henry Ford Health, 5.75%, 11/15/39	2,105	1,960,323

		4,784,541

Minnesota — 1.1%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/32	2,135	2,278,920

Mississippi — 0.8%
Mississippi Development Bank Special Obligation, Refunding RB, Gulfport Water & Sewer System Project (AGM):
5.25%, 7/01/17	350	389,851
5.25%, 7/01/19	435	472,989
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	675	687,892

		1,550,732

Montana — 0.5%
Montana Facility Finance Authority, Refunding RB, Sisters of Leavenworth, Series A, 4.75%, 1/01/40	1,075	980,895

New Hampshire — 1.5%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	3,035	3,167,023

New Jersey — 6.6%
New Jersey EDA, RB:
Cigarette Tax, 5.75%, 6/15/29	5,385	4,894,157
Continental Airlines Inc. Project, AMT, 6.63%, 9/15/12	1,000	1,007,660
Continental Airlines Inc. Project, AMT, 6.25%, 9/15/29	2,950	2,688,896
New Jersey State Turnpike Authority, RB, Series C (AGM), 5.00%, 1/01/30	3,500	3,531,290
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	1,770	1,491,119

		13,613,122

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	25

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York — 4.5%
Dutchess County Industrial Development Agency New York, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29	$1,000	$944,630
Long Island Power Authority, Refunding RB, Series A, 5.75%, 4/01/39	1,450	1,518,425
Metropolitan Transportation Authority, Refunding RB:
Series B, 5.00%, 11/15/34	1,740	1,739,948
Transportation, Series D, 5.25%, 11/15/40	840	822,688
New York City Industrial Development Agency, RB:
Continental Airlines Inc. Project, AMT, 8.00%, 11/01/12	300	305,796
Continental Airlines Inc. Project, Mandatory Put Bonds, AMT, 8.38%, 11/01/16	725	749,853
Series C, 6.80%, 6/01/28	535	551,633
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	850	850,799
Port Authority of New York & New Jersey, RB, JFK International Air Terminal:
6.00%, 12/01/36	900	868,608
6.00%, 12/01/42	875	836,150

		9,188,530

North Carolina — 0.4%
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/42	970	923,013

Pennsylvania — 7.4%
Allegheny County Hospital Development Authority, Refunding RB, Health System, West Penn, Series A, 5.38%, 11/15/40	1,510	1,122,247
Bucks County IDA, RB, Ann’s Choice Inc. Facility, Series A, 6.25%, 1/01/35	1,700	1,486,310
Montgomery County Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital, Series A, 5.13%, 6/01/33	645	604,081
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	2,520	2,630,275
National Gypsum Co., Series B, AMT, 6.13%, 11/01/27	3,500	2,822,400
Pennsylvania Turnpike Commission, RB, Sub-Series B, 5.25%, 6/01/39	3,775	3,614,600
Philadelphia Authority for Industrial Development, RB:
Arbor House Inc. Project, Series E, 6.10%, 7/01/33	1,105	1,008,722
Commercial Development, AMT, 7.75%, 12/01/17	725	725,348
Saligman House Project, Series C (HUD), 6.10%, 7/01/33	1,245	1,136,523

		15,150,506

Puerto Rico — 3.6%
Commonwealth of Puerto Rico, GO, Refunding, Public Improvement, Series C, 6.00%, 7/01/39	2,070	2,025,743
Puerto Rico Industrial Medical & Environmental Pollution Control Facilities Financing Authority, RB, Special Facilities, American Airlines, Series A, 6.45%, 12/01/25	1,205	986,642
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	3,860	4,027,138
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, First Sub-Series C, 6.52%, 8/01/38 (b)	2,975	457,317

		7,496,840

Municipal Bonds	Par (000)	Value

South Carolina — 1.1%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	$2,285	$2,254,587

Tennessee — 2.7%
Educational Funding of the South Inc., RB, Senior, Sub-Series B, AMT, 6.20%, 12/01/21	2,685	2,687,551
Hardeman County Correctional Facilities Corp. Tennessee, RB, 7.75%, 8/01/17	3,025	2,897,738

		5,585,289

Texas — 12.8%
Brazos River Authority, Refunding RB, TXU Electric Co. Project, Series C, Mandatory Put Bonds, AMT, 5.75%, 5/01/36 (d)	1,000	979,360
Brazos River Harbor Navigation District, Refunding RB, Dow Chemical Co. Project, Series A7, AMT, 6.63%, 5/15/33	3,655	3,680,219
City of Dallas Texas, Refunding RB, 5.00%, 10/01/35	1,050	1,088,283
City of Houston Texas, RB, Senior Lien, Series A, 5.50%, 7/01/39	1,070	1,083,814
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/35	1,910	2,071,853
La Vernia Higher Education Finance Corp., RB, KIPP Inc., 6.38%, 8/15/44	820	806,003
Matagorda County Hospital District Texas, RB (FHA), 5.00%, 2/15/35	3,500	3,204,005
North Texas Tollway Authority, RB:
CAB, Special Projects System, Series B, 7.55%, 9/01/37 (b)	1,400	228,970
Toll, Second Tier, Series F, 6.13%, 1/01/31	4,190	4,280,672
Sabine River Authority Texas, Refunding RB, TXU Electric Co. Project, Series B, Mandatory Put Bonds, AMT, 5.75%, 5/01/30 (d)	250	244,840
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply:
5.50%, 8/01/24	1,100	1,090,408
5.50%, 8/01/25	1,120	1,104,029
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	2,990	3,046,451
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	2,695	2,764,800
Texas State Public Finance Authority, Refunding ERB, KIPP Inc., Series A (ACA), 5.00%, 2/15/36	875	718,970

		26,392,677

U.S. Virgin Islands — 1.6%
United States Virgin Islands, Refunding RB, Senior Secured, Hovensa Coker Project, AMT, 6.50%, 7/01/21	3,460	3,347,100

Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services Inc., 5.00%, 8/15/41	2,525	2,339,615

Vermont — 1.1%
Vermont Educational & Health Buildings Financing Agency, RB, Developmental & Mental Health, Series A, 6.00%, 6/15/17	2,370	2,324,686

Virginia — 0.8%
Virginia HDA, RB, Sub-Series H-1 (NPFGC), 5.35%, 7/01/31	1,565	1,565,548

See Notes to Financial Statements.

26	ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Washington — 1.2%
Seattle Housing Authority Washington, HRB, Replacement Housing Projects, 6.13%, 12/01/32	$1,255	$1,122,045
Washington Health Care Facilities Authority, RB, Swedish Health Services, Series A, 6.75%, 11/15/41	1,375	1,425,655

		2,547,700

Wisconsin — 4.6%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	4,980	5,352,803
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,710	1,608,665
New Castle Place Project, Series A, 7.00%, 12/01/31	825	656,048
SynergyHealth Inc., 6.00%, 11/15/32	1,755	1,763,600

		9,381,116

Wyoming — 0.1%
Wyoming Municipal Power Agency, RB, Series A, 5.00%, 1/01/42	210	203,580

Total Municipal Bonds — 118.2%		242,851,630

Municipal Bonds Transferred to Tender Option Bond Trusts (e)

California — 5.0%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	2,270	2,344,179
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39	1,845	1,892,785
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,620	1,607,299
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	748	760,256
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/35	3,494	3,555,325

		10,159,844

Colorado — 2.7%
Colorado Health Facilities Authority, RB (AGM), Catholic Health:
Series C-3, 5.10%, 10/01/41	2,580	2,417,434
Series C-7, 5.00%, 9/01/36	1,650	1,552,832
Colorado Health Facilities Authority, Refunding RB, Catholic Health, Series A, 5.50%, 7/01/34	1,490	1,491,422

		5,461,688

Connecticut — 3.2%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	3,180	3,261,313
Series X-3, 4.85%, 7/01/37	3,270	3,287,789

		6,549,102

Georgia — 1.1%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	2,259	2,277,053

Massachusetts — 2.5%
Massachusetts School Building Authority, RB, Series A (AGM), 5.00%, 8/15/30	4,994	5,115,671

New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth College, 5.25%, 6/01/39	1,409	1,459,956

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value

New York — 4.7%
New York City Municipal Water Finance Authority, RB, Series FF-2, 5.50%, 6/15/40	$1,110	$1,156,856
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	4,035	4,040,067
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC), 5.25%, 10/15/27	4,240	4,538,924

		9,735,847

North Carolina — 0.5%
North Carolina Capital Facilities Finance Agency, Refunding RB, Wake Forest University, 5.00%, 1/01/38	1,080	1,090,897

Ohio — 4.7%
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	9,650	9,567,879

Tennessee — 1.1%
Shelby County Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	2,250	2,270,250

Texas — 2.2%
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38	4,620	4,606,001

Virginia — 8.2%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	3,750	3,837,450
Virginia HDA, RB, Sub-Series H-1 (NPFGC), 5.38%, 7/01/36	10,940	10,944,814
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,094	2,031,567

		16,813,831

Washington — 0.9%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	1,860	1,893,719

Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	3,959	3,623,909

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 39.3%		80,625,647

Total Long-Term Investments (Cost — $330,906,016) — 157.5%		323,477,277

Short-Term Securities	Shares

FFI Institutional Tax-Exempt Fund, 0.23% (f)(g)	6,564,515	6,564,515

	Par (000)

Michigan Finance Authority, RB, SAN, Detroit Schools, Series A-1, 6.45%, 2/20/12	$2,255	2,269,138

Total Short-Term Securities (Cost — $8,819,515) — 4.3%		8,833,653

Total Investments (Cost — $339,725,531*) — 161.8%		332,310,930
Other Assets Less Liabilities — 0.1%		282,373
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (21.2)%		(43,519,201)
AMPS, at Redemption Value — (40.7)%		(83,705,661)

Net Assets — 100.0%		$205,368,441

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	27

Schedule of Investments (concluded)	BlackRock MuniHoldings Fund, Inc. (MHD)

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$295,357,230

Gross unrealized appreciation	$5,644,818
Gross unrealized depreciation	(12,178,740)

Net unrealized depreciation	$(6,533,922)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933.

These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

CitiGroup Global Markets	$4,321,170	$43,632

(d)	Variable rate security. Rate shown is as of report date.

(e)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2010	Net Activity	Shares Held at April 30, 2011	Income

FFI Institutional Tax-Exempt Fund	3,354,654	3,209,861	6,564,515	$5,499

(g)	Represents the current yield as of report date.

•	Financial futures contracts sold as of April 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Depreciation

152	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2011	$18,014,086	$(399,289)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments[1]	—	$323,477,277	—	$323,477,277
Short-Term Securities	$6,564,515	2,269,138	—	8,833,653

Total	$6,564,515	$325,746,415	—	$332,310,930

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(399,289)	—	—	$(399,289)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

28	ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments April 30, 2011	BlackRock MuniHoldings Fund II, Inc. (MUH)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 1.9%
County of Jefferson Alabama, RB, Series A, 5.00%, 1/01/24	$3,450	$2,940,884

Arizona — 3.3%
Phoenix IDA Arizona, Refunding RB, America West Airlines Inc. Project, AMT, 6.30%, 4/01/23	2,060	1,708,090
Pima County IDA, RB, Arizona Charter Schools Project, Series C, 6.75%, 7/01/31	935	845,072
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	990	998,316
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,385	1,147,874
Show Low Improvement District, Special Assessment Bonds, District No. 5, 6.38%, 1/01/15	470	470,592

		5,169,944

Arkansas — 0.5%
County of Little River Arkansas, Refunding RB, Georgia-Pacific Corp. Project, AMT, 5.60%, 10/01/26	830	762,803

California — 21.2%
Benicia Unified School District, GO, CAB, Series A (NPFGC), 5.63%, 8/01/20 (a)	2,000	1,189,040
California Health Facilities Financing Authority, Refunding RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,110	1,038,161
Sutter Health, Series B, 6.00%, 8/15/42	1,585	1,607,364
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	600	619,854
California Statewide Communities Development Authority, RB, John Muir Health, 5.13%, 7/01/39	1,090	985,600
Los Angeles Department of Airports, RB, Series A, 5.25%, 5/15/39	400	398,244
Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	2,975	2,851,894
Poway Unified School District, Special Tax Bonds, Community Facilities District No. 6 Area, Series A, 6.13%, 9/01/33	1,750	1,659,245
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 6.06%, 7/01/29 (a)	2,525	802,268
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	4,770	4,712,855
San Marino Unified School District California, GO, Series A (NPFGC) (a):
5.51%, 7/01/17	1,820	1,440,130
5.55%, 7/01/18	1,945	1,416,116
5.60%, 7/01/19	2,070	1,407,083
State of California, GO, Various Purpose:
6.00%, 3/01/33	1,265	1,351,589
6.50%, 4/01/33	7,325	8,046,146
University of California, RB, Limited Project, Series B, 4.75%, 5/15/38	3,495	3,187,650

		32,713,239

Colorado — 2.7%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 7/01/40	1,055	928,896
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth, Series A, 5.00%, 1/01/40	1,100	1,004,784
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Subordinate Public Improvement Fee, Tax Increment, 8.13%, 12/01/25	860	770,586
Regional Transportation District, COP, Series A, 5.38%, 6/01/31	510	517,481
University of Colorado, RB, Series A, 5.38%, 6/01/38	920	942,678

		4,164,425

Municipal Bonds	Par (000)	Value

Connecticut — 1.6%
Connecticut State Health & Educational Facility Authority, RB:
Ascension Health Senior Credit, 5.00%, 11/15/40	$685	$655,463
Wesleyan University, 5.00%, 7/01/35	1,875	1,903,819

		2,559,282

Delaware — 1.5%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	570	556,132
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	2,050	1,760,355

		2,316,487

District of Columbia — 2.0%
Metropolitan Washington Airports Authority, RB:
CAB, Second Senior Lien, Series B (AGC), 7.08%, 10/01/34 (a)	10,170	2,138,242
First Senior Lien, Series A, 5.00%, 10/01/39	255	243,099
First Senior Lien, Series A, 5.25%, 10/01/44	745	714,433

		3,095,774

Florida — 7.2%
Ballantrae Community Development District, Special Assessment Bonds, 6.00%, 5/01/35	1,535	1,379,013
City of Clearwater Florida, RB, Series A, 5.25%, 12/01/39	870	873,541
County of Broward Florida, RB, Series A, 5.25%, 10/01/34	545	551,992
County of Miami-Dade Florida, RB:
CAB, Sub-Series A (NPFGC), 5.24%, 10/01/37 (a)	1,765	265,315
Water & Sewer System, 5.00%, 10/01/34	2,845	2,787,189
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A-1, 5.38%, 10/01/41	330	312,840
Greater Orlando Aviation Authority Florida, RB, Special Purpose, JetBlue Airways Corp., AMT, 6.50%, 11/15/36	1,515	1,365,515
Hillsborough County IDA, RB, National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	1,380	1,208,204
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	1,135	1,130,256
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	490	284,411
Preserve at Wilderness Lake Community Development District, Special Assessment Bonds, Series A, 5.90%, 5/01/34	1,185	1,001,396

		11,159,672

Georgia — 1.9%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	420	406,128
Metropolitan Atlanta Rapid Transit Authority, RB, Third Series, 5.00%, 7/01/39	1,740	1,739,878
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	765	771,028

		2,917,034

Guam — 0.7%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	320	320,202
6.75%, 11/15/29	455	453,694
7.00%, 11/15/39	275	281,006

		1,054,902

Hawaii — 0.4%
State of Hawaii, Refunding RB, Series A, 5.25%, 7/01/30	680	685,862

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	29

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Idaho — 1.3%
Power County Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	$2,000	$2,002,860

Illinois — 5.9%
City of Chicago Illinois, Refunding RB, General, Third Lien, Series C, 6.50%, 1/01/41 (b)	2,935	3,127,654
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	1,000	906,500
Illinois Finance Authority, Refunding RB, Central DuPage Health, Series B, 5.50%, 11/01/39	800	760,320
Metropolitan Pier & Exposition Authority, Refunding RB (AGM) McCormick Place Expansion Project:
CAB, Series B, 6.25%, 6/15/47 (a)	9,555	821,061
Series B, 5.00%, 6/15/50	1,585	1,383,055
Series B-2, 5.00%, 6/15/50	1,260	1,074,011
Railsplitter Tobacco Settlement Authority, RB, 5.50%, 6/01/23	675	651,294
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	315	304,744

		9,028,639

Indiana — 1.7%
Indiana Finance Authority, RB, Sisters of St. Francis Health, 5.25%, 11/01/39	420	387,429
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	1,660	1,670,558
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	565	579,238

		2,637,225

Kansas — 1.2%
Kansas Development Finance Authority, Refunding RB:
Adventist Health, 5.75%, 11/15/38	1,000	1,031,960
Sisters of Leavenworth, Series A, 5.00%, 1/01/40	785	750,421

		1,782,381

Kentucky — 0.3%
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	510	483,878

Louisiana — 2.1%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/39	420	424,763
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects, 6.75%, 11/01/32	2,500	2,546,750
New Orleans Aviation Board, Refunding RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	310	292,652

		3,264,165

Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	150	143,444

Maryland — 1.6%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	220	201,234
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	415	397,084
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community, 6.25%, 1/01/41	1,095	1,064,679
Maryland State Energy Financing Administration, RB, Cogeneration, AES Warrior Run, AMT, 7.40%, 9/01/19	750	749,873

		2,412,870

Municipal Bonds	Par (000)	Value

Massachusetts — 4.4%
Massachusetts Development Finance Agency, RB, Neville Communities, Series A (Ginnie Mae):
5.75%, 6/20/22	$600	$650,856
6.00%, 6/20/44	1,500	1,602,840
Massachusetts Development Finance Agency, Refunding RB, Boston University, Series P, 5.45%, 5/15/59	845	809,333
Massachusetts HFA, RB, M/F Housing, Series A, AMT, 5.25%, 12/01/48	2,100	1,849,218
Massachusetts HFA, Refunding HRB, Series F, AMT, 5.70%, 6/01/40	1,090	1,052,460
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare, Series J1, 5.00%, 7/01/39	910	851,314

		6,816,021

Michigan — 2.3%
City of Detroit Michigan, RB, Senior Lien, Series B (AGM), 7.50%, 7/01/33	460	536,668
Flint Hospital Building Authority Michigan, Refunding RB, Hurley Medical Center (ACA), 6.00%, 7/01/20	960	905,616
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	690	656,701
Michigan State Hospital Finance Authority, Refunding RB, Hospital, Henry Ford Health, 5.75%, 11/15/39	1,520	1,415,530

		3,514,515

Minnesota — 1.1%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/32	1,540	1,643,811

Montana — 0.4%
Montana Facility Finance Authority, Refunding RB, Sisters of Leavenworth, Series A, 4.75%, 1/01/40	620	565,725

New Hampshire — 1.0%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	1,530	1,596,555

New Jersey — 5.2%
New Jersey EDA, RB:
Cigarette Tax, 5.75%, 6/15/29	3,025	2,749,271
Continental Airlines Inc. Project, AMT, 6.63%, 9/15/12	2,000	2,015,320
New Jersey State Turnpike Authority, RB, Series C (AGM), 5.00%, 1/01/30	2,500	2,522,350
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	920	775,045

		8,061,986

New York — 6.7%
Dutchess County Industrial Development Agency New York, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29	875	826,551
Long Island Power Authority, Refunding RB, Series A, 5.75%, 4/01/39	1,050	1,099,550
Metropolitan Transportation Authority, Refunding RB:
Series B, 5.00%, 11/15/34	1,270	1,269,962
Transportation, Series D, 5.25%, 11/15/40	610	597,428
New York City Industrial Development Agency, RB:
Continental Airlines Inc. Project, AMT, 8.00%, 11/01/12	350	356,762
Continental Airlines Inc. Project, Mandatory Put Bonds, AMT, 8.38%, 11/01/16	525	542,997
Series C, 6.80%, 6/01/28	415	427,902
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	3,300	3,335,145
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	615	615,578

See Notes to Financial Statements.

30	ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York (concluded)
Port Authority of New York & New Jersey, RB, JFK International Air Terminal:
6.00%, 12/01/36	$650	$627,328
6.00%, 12/01/42	630	602,028

		10,301,231

North Carolina — 0.4%
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/42	705	670,850

Pennsylvania — 5.3%
Allegheny County Hospital Development Authority, Refunding RB, Health System, West Penn, Series A, 5.38%, 11/15/40	1,095	813,815
Montgomery County Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital, Series A, 5.13%, 6/01/33	325	304,382
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	1,830	1,910,081
National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	2,750	2,273,892
Pennsylvania Turnpike Commission, RB, Sub-Series B, 5.25%, 6/01/39	2,455	2,350,687
Philadelphia Authority for Industrial Development, RB, Commercial Development, AMT, 7.75%, 12/01/17	540	540,259

		8,193,116

Puerto Rico — 4.8%
Commonwealth of Puerto Rico, GO, Refunding, Public Improvement, Series C, 6.00%, 7/01/39	1,490	1,458,144
Puerto Rico Industrial Medical & Environmental Pollution Control Facilities Financing Authority, RB, Special Facilities, American Airlines, Series A, 6.45%, 12/01/25	905	741,005
Puerto Rico Sales Tax Financing Corp., RB:
CAB, Series A, 6.41%, 8/01/35 (a)	10,000	1,938,400
First Sub-Series A, 6.50%, 8/01/44	2,790	2,910,807
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, First Sub-Series C, 6.52%, 8/01/38 (a)	2,145	329,729

		7,378,085

South Carolina — 1.1%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	1,650	1,628,039

Tennessee — 1.3%
Hardeman County Correctional Facilities Corp. Tennessee, RB, Series B, 7.38%, 8/01/17	2,200	2,067,230

Texas — 11.3%
Brazos River Authority, Refunding RB, TXU Electric Co. Project, Series C, Mandatory Put Bonds, AMT, 5.75%, 5/01/36 (c)	500	489,680
Brazos River Harbor Navigation District, Refunding RB, Dow Chemical Co. Project, Series A7, AMT, 6.63%, 5/15/33	2,500	2,517,250
City of Dallas Texas, Refunding RB, 5.00%, 10/01/35	760	787,710
City of Houston Texas, RB, Senior Lien, Series A, 5.50%, 7/01/39	535	541,907
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/35	1,380	1,496,941
La Vernia Higher Education Finance Corp., RB, KIPP Inc., 6.38%, 8/15/44	590	579,929
Matagorda County Hospital District Texas, RB (FHA), 5.00%, 2/15/35	2,765	2,531,164

Municipal Bonds	Par (000)	Value

Texas (concluded)
North Texas Tollway Authority, RB:
CAB, Special Projects System, Series B, 7.55%, 9/01/37 (a)	$1,015	$166,003
Toll, Second Tier, Series F, 6.13%, 1/01/31	3,020	3,085,353
Sabine River Authority Texas, Refunding RB, TXU Electric Co. Project, Series B, Mandatory Put Bonds, AMT, 5.75%, 5/01/30 (c)	500	489,680
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	2,165	2,205,875
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,940	1,990,246
Texas State Public Finance Authority, Refunding ERB, KIPP Inc., Series A (ACA), 5.00%, 2/15/36	625	513,550

		17,395,288

U.S. Virgin Islands — 1.7%
United States Virgin Islands, Refunding RB, Senior Secured, Hovensa Coker Project, AMT, 6.50%, 7/01/21	2,680	2,592,552

Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services Inc., 5.00%, 8/15/41	1,400	1,297,212

Vermont — 0.6%
Vermont Educational & Health Buildings Financing Agency, RB, Developmental & Mental Health, Series A, 6.50%, 6/15/32	1,000	881,280

Virginia — 0.8%
Virginia HDA, RB, Sub-Series H-1 (NPFGC), 5.35%, 7/01/31	1,175	1,175,411

Washington — 1.2%
Seattle Housing Authority Washington, HRB, Replacement Housing Projects, 6.13%, 12/01/32	930	831,476
Washington Health Care Facilities Authority, RB, Swedish Health Services, Series A, 6.75%, 11/15/41	990	1,026,471

		1,857,947

Wisconsin — 4.2%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	3,620	3,890,993
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,235	1,161,814
SynergyHealth Inc., 6.00%, 11/15/32	1,360	1,366,664

		6,419,471

Total Municipal Bonds — 113.7%		175,352,095

Municipal Bonds Transferred to Tender Option Bond Trusts (d)

California — 6.7%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	1,640	1,693,592
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/39	1,335	1,369,577
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,170	1,160,827
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	553	562,589
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/35	5,519	5,615,277

		10,401,862

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	31

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value

Colorado — 2.6%
Colorado Health Facilities Authority, RB (AGM) Catholic Health:
Series C-3, 5.10%, 10/01/41	$1,870	$1,752,171
Series C-7, 5.00%, 9/01/36	1,200	1,129,332
Colorado Health Facilities Authority, Refunding RB, Catholic Health, Series A, 5.50%, 7/01/34	1,080	1,081,031

		3,962,534

Connecticut — 3.1%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	2,300	2,358,811
Series X-3, 4.85%, 7/01/37	2,370	2,382,893

		4,741,704

Georgia — 1.1%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	1,649	1,662,450

Massachusetts — 2.0%
Massachusetts School Building Authority, RB, Series A (AGM), 5.00%, 8/15/30	2,999	3,072,475

New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth College, 5.25%, 6/01/39	1,019	1,056,139

New York — 4.6%
New York City Municipal Water Finance Authority, RB, Series FF-2, 5.50%, 6/15/40	810	844,192
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	2,910	2,913,654
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC), 5.25%, 10/15/27	3,200	3,425,603

		7,183,449

North Carolina — 0.5%
North Carolina Capital Facilities Finance Agency, Refunding RB, Wake Forest University, 5.00%, 1/01/38	800	808,072

Ohio — 4.5%
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	6,980	6,920,600

Tennessee — 1.6%
Shelby County Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	2,500	2,522,500

Texas — 2.2%
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38	3,360	3,349,819

Virginia — 7.9%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	2,730	2,793,663
Virginia HDA, RB, Sub-Series H-1 (NPFGC), 5.38%, 7/01/36	7,900	7,903,476
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,553	1,505,988

		12,203,127

Washington — 0.9%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	1,365	1,389,746

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value

Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	$2,859	$2,617,268

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 40.1%		61,891,745

Total Long-Term Investments (Cost — $240,551,740) — 153.8%		237,243,840

Short-Term Securities	Shares

FFI Institutional Tax-Exempt Fund, 0.23% (e)(f)	3,999,689	3,999,689

	Par (000)

Michigan Finance Authority, RB, SAN, Detroit Schools, Series A-1, 6.45%, 2/02/12	$1,630	1,640,220

Total Short-Term Securities (Cost — $5,629,689) — 3.7%		5,639,909

Total Investments (Cost — $246,181,429*) — 157.5%		242,883,749
Other Assets Less Liabilities — 0.0%		70,681
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (21.8)%		(33,642,077)
AMPS, at Redemption Value — (35.7)%		(55,053,584)

Net Assets — 100.0%		$154,258,769

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$211,815,053

Gross unrealized appreciation	$4,953,291
Gross unrealized depreciation	(7,501,779)

Net unrealized depreciation	$(2,548,488)

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Citigroup Global Markets	$3,127,654	$31,581

(c)	Variable rate security. Rate shown is as of report date.

(d)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2010	Net Activity	Shares Held at April 30, 2011	Income

FFI Institutional Tax-Exempt Fund	607,735	3,391,954	3,999,689	$3,240

(f)	Represents the current yield as of report date.

See Notes to Financial Statements.

32	ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (concluded)	BlackRock MuniHoldings Fund II, Inc. (MUH)

•	Financial futures contracts sold as of April 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

114	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2011	$13,510,565	$(299,467)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments.)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments[1]	—	$237,243,840	—	$237,243,840
Short-Term Securities	$3,999,689	1,640,220	—	5,639,909

Total	$3,999,689	$238,884,060	—	$242,883,749

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(299,467)	—	—	$(299,467)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	33

Schedule of Investments April 30, 2011	BlackRock MuniHoldings Quality Fund, Inc. (MUS)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 2.7%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$2,330	$2,436,970
County of Jefferson Alabama, RB, Series A, 5.50%, 1/01/22	2,170	1,905,607

		4,342,577

Arizona — 0.5%
State of Arizona, COP, Department of Administration, Series A (AGM), 5.25%, 10/01/28	715	734,055

Arkansas — 3.5%
Arkansas Development Finance Authority, Refunding RB, Series C (NPFGC), 5.35%, 12/01/35	5,685	5,696,711

California — 21.2%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	5,500	5,678,750
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	2,895	2,971,775
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series B, 6.00%, 8/15/42	1,730	1,754,410
Central Unified School District, GO, Election of 2008, Series A (AGC), 5.63%, 8/01/33	1,325	1,346,293
City of Sunnyvale California, Refunding RB, 5.25%, 4/01/40	1,605	1,623,169
City of Vista California, COP, Refunding, Community Projects (NPFGC), 5.00%, 5/01/37	2,060	1,795,331
County of Sacramento California, RB, Senior Series A (AGC), 5.50%, 7/01/41	2,100	2,087,568
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39	1,500	1,515,210
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,575	1,598,373
Oceanside Unified School District California, GO, Series A (AGC), 5.25%, 8/01/33	1,825	1,825,931
Oxnard Union High School District, GO, Refunding, Election of 2004, Series A (AGM), 5.00%, 8/01/40	1,885	1,712,956
San Bernardino Community College District, GO, Election of 2002, Series A, 6.25%, 8/01/33	1,250	1,368,650
San Pablo Joint Powers Financing Authority California, Tax Allocation Bonds, Refunding, CAB (NPFGC) (a):
5.66%, 12/01/24	2,635	1,036,135
5.66%, 12/01/25	2,355	851,262
5.66%, 12/01/26	2,355	781,813
Santa Ana Unified School District, GO (NPFGC), 5.00%, 8/01/32	690	674,923
Schools Infrastructure Financing Agency, Special Tax Bonds (AGM), 5.50%, 9/01/36	190	181,494
Ventura County Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/33	1,850	1,920,374
West Contra Costa Unified School District California, GO, Election of 2000, Series C (NPFGC), 5.00%, 8/01/21	3,480	3,504,116

		34,228,533

Colorado — 1.6%
Colorado Health Facilities Authority, RB, Hospital, NCMC Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,900	2,049,302
Regional Transportation District, COP, Series A, 5.00%, 6/01/25	455	462,963

		2,512,265

District of Columbia — 1.5%
District of Columbia, RB, Deed Tax, Housing Production Trust Fund, Series A (NPFGC), 5.00%, 6/01/32	400	382,504
District of Columbia Water & Sewer Authority, RB, Series A, 5.50%, 10/01/39	2,000	2,078,880

		2,461,384

Municipal Bonds	Par (000)	Value

Florida — 11.1%
City of Gainesville Florida, Refunding RB, Series C, 5.25%, 10/01/34	$2,500	$2,546,400
County of Miami-Dade Florida, RB (AGM):
Miami International Airport, Series A, AMT, 5.50%, 10/01/41	3,895	3,660,093
Water & Sewer System, 5.00%, 10/01/39	910	883,100
Jacksonville Port Authority, RB, AMT (AGC), 6.00%, 11/01/38	2,215	2,228,888
Orange County School Board, COP, Series A (AGC), 5.50%, 8/01/34	4,645	4,681,324
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/36	3,995	4,023,524

		18,023,329

Georgia — 4.2%
Augusta-Richmond County Georgia, RB (AGM), 5.25%, 10/01/39	3,495	3,514,397
Gwinnett County Hospital Authority, Refunding RB, Gwinnett Hospital System, Series D (AGM), 5.50%, 7/01/41	2,075	1,995,175
Metropolitan Atlanta Rapid Transit Authority, RB, Third Indenture, Series B (AGM), 5.00%, 7/01/34	1,260	1,264,561

		6,774,133

Illinois — 12.9%
Chicago Board of Education Illinois, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	1,200	1,209,768
Chicago Transit Authority, RB, Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	2,000	2,184,260
City of Chicago Illinois, GO, Refunding, Projects, Series A (AGM), 5.00%, 1/01/29	1,490	1,447,327
City of Chicago Illinois, RB (AGM):
General, Third Lien, Series C, 5.25%, 1/01/35	1,255	1,239,827
Series A, 5.00%, 1/01/33	8,000	7,732,320
City of Chicago Illinois, Refunding RB:
General, Third Lien, Series C, 6.50%, 1/01/41 (b)	1,345	1,433,286
Second Lien (NPFGC), 5.50%, 1/01/30	1,310	1,342,999
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,405	1,355,656
6.00%, 6/01/28	400	384,696
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/28	2,500	2,547,850

		20,877,989

Indiana — 4.3%
Indiana Municipal Power Agency, RB, Series A (NPFGC), 5.00%, 1/01/42	6,000	5,557,380
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	1,430	1,453,123

		7,010,503

Iowa — 0.7%
Iowa Finance Authority, Refunding RB, Iowa Health System (AGC), 5.25%, 2/15/29	1,080	1,087,463

Kentucky — 0.8%
Kentucky Economic Development Finance Authority, RB, Louisville Arena, Sub-Series A-1 (AGC), 6.00%, 12/01/38	320	323,658
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/29	1,000	1,033,360

		1,357,018

Louisiana — 1.4%
Louisiana State Citizens Property Insurance Corp., RB, Series C-3 (AGC), 6.13%, 6/01/25	2,055	2,273,919

See Notes to Financial Statements.

34	ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Massachusetts — 1.6%
Massachusetts HFA, RB, Rental Mortgage, Series C, AMT (AGM), 5.50%, 7/01/32	$2,440	$2,302,969
Massachusetts HFA, Refunding RB, Housing Development, Series A, AMT (NPFGC), 5.15%, 6/01/11	315	315,838

		2,618,807

Michigan — 13.2%
City of Detroit Michigan, RB:
Second Lien, Series B (NPFGC), 5.50%, 7/01/29	2,410	2,362,619
Senior Lien, Series B (AGM), 7.50%, 7/01/33	2,000	2,333,340
City of Detroit Michigan, Refunding RB:
Second Lien, Series C (BHAC), 5.75%, 7/01/27	1,580	1,636,122
Second Lien, Series E (BHAC), 5.75%, 7/01/31	3,240	3,312,220
Senior Lien, Series C-1 (AGM), 7.00%, 7/01/27	4,810	5,585,035
Senior Lien, Series C-2 (BHAC), 5.25%, 7/01/29	1,910	1,905,416
Michigan State Building Authority, Refunding RB, Facilities Program, Series I (AGC):
5.25%, 10/15/24	875	914,847
5.25%, 10/15/25	455	469,474
Michigan Strategic Fund, Refunding RB, Detroit Edison Co. Project, Series A, AMT (Syncora), 5.50%, 6/01/30	750	718,350
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,910	2,165,501

		21,402,924

Minnesota — 0.9%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,325	1,411,761

Nevada — 7.8%
Clark County Water Reclamation District, GO, Series A, 5.25%, 7/01/34	2,000	2,041,140
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	3,510	3,294,170
Las Vegas-McCarran, Series A-1 AMT (AGM), 5.00%, 7/01/23	1,750	1,760,500
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	6,000	5,434,320

		12,530,130

New Jersey — 7.8%
New Jersey EDA, RB, Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	6,700	6,656,115
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health (AGC), 5.50%, 7/01/38	2,100	2,110,794
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (AGC), 5.63%, 12/15/28	3,500	3,768,030

		12,534,939

New York — 4.4%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series EE, 5.25%, 6/15/40	3,410	3,477,552
Second General Resolution, Series EE, 5.38%, 6/15/43	2,170	2,238,138
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,400	1,414,910

		7,130,600

Pennsylvania — 1.0%
Delaware River Port Authority, RB, Series D (AGC), 5.00%, 1/01/40	1,720	1,691,569

Municipal Bonds	Par (000)	Value

Puerto Rico — 1.4%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	$2,115	$2,192,240

Texas — 22.5%
Austin Community College District, RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/33	2,500	2,542,000
City of Austin Texas, Refunding RB, Series A (AGM):
5.00%, 11/15/28	1,080	1,113,048
5.00%, 11/15/29	1,365	1,395,112
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC), 6.00%, 11/15/35	4,000	4,381,320
Clifton Higher Education Finance Corp., Refunding RB, Baylor University, 5.25%, 3/01/32	1,840	1,895,476
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	3,175	3,260,757
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/35	600	650,844
Lubbock Cooper ISD Texas, GO, School Building (AGC), 5.75%, 2/15/42	775	798,955
North Texas Tollway Authority, Refunding RB (NPFGC), System, First Tier:
5.75%, 1/01/40	4,885	4,744,361
Series A, 5.13%, 1/01/28	3,010	3,012,318
Series A, 5.63%, 1/01/33	6,585	6,539,563
Series B, 5.75%, 1/01/40	6,275	6,094,343

		36,428,097

Utah — 1.4%
City of Riverton Utah, RB, IHC Health Services Inc., 5.00%, 8/15/41	2,485	2,302,551

Virginia — 1.6%
Virginia HDA, RB, Sub-Series H-1 (NPFGC), 5.35%, 7/01/31	975	975,341
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/35	1,500	1,654,500

		2,629,841

Washington — 1.6%
City of Seattle Washington, Refunding RB, Series A, 5.25%, 2/01/36	1,375	1,419,399
State of Washington, GO, Various Purpose, Series B, 5.25%, 2/01/36	1,075	1,113,947

		2,533,346

Total Municipal Bonds — 131.6%		212,786,684

Municipal Bonds Transferred to Tender Option Bond Trusts (c)

Alabama — 1.3%
Mobile Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	2,120	2,130,367

California — 2.8%
City of San Jose California, GO, Libraries, Parks, and Public Safety Project (NPFGC), 5.00%, 9/01/30	1,258	1,273,062
Sequoia Union High School District California, GO, Refunding, Election, Series B (AGM), 5.50%, 7/01/35	3,149	3,204,370

		4,477,432

Colorado — 3.2%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-3 (AGM), 5.10%, 10/01/41	5,610	5,256,514

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	35

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value

District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, RB, Series A, 6.00%, 10/01/35	$1,040	$1,138,325

Florida — 8.2%
City of St. Petersburg Florida, Refunding RB (NPFGC), 5.00%, 10/01/35	4,302	4,206,918
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 6.00%, 7/01/38	7,500	7,965,300
Lee County Housing Finance Authority, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	1,065	1,132,138

		13,304,356

Georgia — 2.5%
Augusta-Richmond County Georgia, Water & Sewer, RB (AGM), 5.25%, 10/01/34	4,000	4,045,960

Illinois — 1.5%
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.25%, 11/01/33	2,509	2,518,458

Kentucky — 0.9%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	1,406	1,472,147

Massachusetts — 5.1%
Massachusetts School Building Authority, RB, Series A (AGM), 5.00%, 8/15/30	8,008	8,203,508

Nevada — 5.8%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	5,000	5,404,150
Series B, 5.50%, 7/01/29	3,749	3,976,291

		9,380,441

New Jersey — 1.5%
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	2,401	2,417,570

Washington — 2.7%
City of Bellevue Washington, GO, Refunding (NPFGC), 5.50%, 12/01/39	4,002	4,310,558

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 36.2%		58,655,636

Total Long-Term Investments (Cost — $273,218,071) — 167.8%		271,442,320

Short-Term Securities	Shares	Value

FFI Institutional Tax-Exempt Fund, 0.23% (d)(e)	6,952,084	$6,952,084

Total Short-Term Securities (Cost — $6,952,084) — 4.3%		6,952,084

Total Investments (Cost — $280,170,155*) — 172.1%		278,394,404
Other Assets Less Liabilities — 1.3%		2,017,755
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (19.6)%		(31,688,219)
AMPS, at Redemption Value — (53.8)%		(87,004,310)

Net Assets Applicable to Common Shares — 100.0%		$161,719,630

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$248,460,770

Gross unrealized appreciation	$4,814,153
Gross unrealized depreciation	(6,545,933)

Net unrealized depreciation	$(1,731,780)

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Citigroup Global Markets	$1,433,286	$14,472

(c)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2010	Net Activity	Shares Held at April 30, 2011	Income

FFI Institutional Tax-Exempt Fund	8,653,666	(1,701,582)	6,952,084	$13,319

(e)	Represents the current yield as of report date.

See Notes to Financial Statements.

36	ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (concluded)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

•	Financial futures contracts sold as of April 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

60	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2011	$7,110,824	$(157,614)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments[1]	—	$271,442,320	—	$271,442,320
Short-Term Securities	$6,952,084	—	—	6,952,084

Total	$6,952,084	$271,442,320	—	$278,394,404

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(157,614)	—	—	$(157,614)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	37

Schedule of Investments April 30, 2011	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 2.8%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/34	$4,615	$4,852,903
County of Jefferson Alabama, RB, Series A:
5.50%, 1/01/21	5,500	4,873,495
5.25%, 1/01/23	6,500	5,720,455

		15,446,853

Arizona — 4.3%
City of Tucson Arizona, COP (AGC):
4.25%, 7/01/21	1,870	1,914,674
4.25%, 7/01/22	1,895	1,916,451
4.50%, 7/01/24	2,120	2,137,935
Refunding, 4.00%, 7/01/20	2,325	2,368,756
Maricopa County IDA Arizona, RB, Arizona Charter Schools Project, Series A, 6.63%, 7/01/20	2,610	1,996,311
Pima County IDA, RB:
Arizona Charter Schools Project, Series C, 6.70%, 7/01/21	965	943,645
Charter Schools, Series K, 6.38%, 7/01/31	930	803,427
Pima County IDA, Refunding RB, Tucson Electric Power Co., San Juan, Series A, 4.95%, 10/01/20	2,325	2,238,301
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/25	4,000	4,263,360
Scottsdale IDA, RB, Scottsdale Healthcare, Series C (AGC), 5.00%, 9/01/35	4,000	3,805,200
State of Arizona, COP, Department of Administration, Series A (AGM), 4.25%, 10/01/23	1,250	1,214,900

		23,602,960

California — 15.4%
Antelope Valley Healthcare District California, RB, Series A, 5.25%, 9/01/17	8,000	7,577,840
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series B, 5.00%, 8/15/22	2,135	2,214,059
California HFA, RB, Home Mortgage, Series K, AMT, 4.55%, 8/01/21	3,805	3,346,612
California HFA, Refunding RB, Home Mortgage, Series M, AMT, 4.55%, 8/01/21	7,210	6,651,369
California Pollution Control Financing Authority, RB, AMT:
Republic Services Inc. Project, Series B, Mandatory Put Bonds, 5.25%, 6/01/23 (a)	605	634,010
Waste Management Inc. Project, Series A-2, 5.40%, 4/01/25	1,240	1,233,465
California Pollution Control Financing Authority, Refunding RB, Pacific Gas, Series C, AMT (FGIC), 4.75%, 12/01/23	5,000	4,947,050
California State Public Works Board, RB, Department of Corrections, Series C, 5.50%, 6/01/20	10,000	10,253,200
California Statewide Communities Development Authority, RB, Health Facility, Memorial Health Services, Series A, 6.00%, 10/01/23	2,500	2,566,350
City of Sacramento California, Special Tax Bonds, North Natomas Community Facilities, Series 4-C:
5.75%, 9/01/22	1,715	1,707,797
6.00%, 9/01/28	2,990	2,865,497
Golden State Tobacco Securitization Corp. California, Refunding RB, Asset-Backed, Senior Series A-1, 5.00%, 6/01/15	5,000	5,079,150
Los Angeles Regional Airports Improvement Corp. California, Refunding RB, Facilities, LAXFUEL Corp., LA International, AMT (AMBAC), 5.50%, 1/01/32	1,435	1,261,092
Rowland Unified School District California, GO, Election of 2000, Series B (AGM), 5.25%, 8/01/27	1,515	1,536,725

Municipal Bonds	Par (000)	Value

California (concluded)
State of California, GO:
5.50%, 4/01/14 (b)	$10,000	$11,303,500
5.50%, 4/01/28	15	15,100
(NPFGC), 5.25%, 2/01/27	5,000	5,034,550
Refunding (AMBAC), 4.50%, 8/01/28	3,000	2,736,900
Various Purpose, 5.13%, 11/01/24	2,030	2,060,612
Various Purpose, 5.75%, 4/01/31	7,000	7,334,950
Various Purpose, 5.00%, 11/01/32	2,000	1,938,500
Tustin Unified School District California, Special Tax Bonds, Senior Lien, Community Facilities District 97-1, Series A (AGM), 5.00%, 9/01/32	2,610	2,586,171

		84,884,499

Colorado — 1.9%
Montrose Memorial Hospital, RB, 6.38%, 12/01/23	2,250	2,278,238
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Public Improvement Fee, Tax Increment, 7.50%, 12/01/15	7,500	7,436,775
Southlands Metropolitan District No. 1, GO, 6.75%, 12/01/14 (b)	840	956,785

		10,671,798

Connecticut — 0.2%
Connecticut State Development Authority, RB, Learjet Inc. Project, AMT, 7.95%, 4/01/26	1,160	1,203,198

Florida — 3.9%
County of Miami-Dade Florida, Refunding RB, Series C (BHAC), 5.00%, 10/01/23	8,000	8,567,440
Highlands County Health Facilities Authority, Refunding RB, Adventist Health, Series G, 5.13%, 11/15/16 (b)	35	41,296
Midtown Miami Community Development District, Special Assessment Bonds:
Series A, 6.00%, 5/01/24	3,040	2,849,666
Series B, 6.50%, 5/01/37	1,900	1,746,689
Panther Trace II Community Development District, Special Assessment Bonds, Special Assessment, 5.13%, 11/01/13	1,680	1,496,477
Portofino Shores Community Development District, Special Assessment Bonds, Series A, 6.40%, 5/01/34	1,085	1,011,090
South Lake County Hospital District, RB, South Lake Hospital Inc., 6.63%, 10/01/23	2,390	2,442,030
Sterling Hill Community Development District, Special Assessment Bonds, Refunding, Series B, 5.50%, 11/01/10	160	111,888
University of Florida Research Foundation Inc., RB (AMBAC), 5.13%, 9/01/33	4,000	3,356,200

		21,622,776

Georgia — 1.3%
Fulton County Development Authority, Refunding RB, Robert Woodruff, Series B, 5.25%, 3/15/24	4,000	4,047,600
Medical Center Hospital Authority, Refunding RB, Columbus Regional Healthcare (AGM):
4.00%, 8/01/23	1,500	1,395,105
4.13%, 8/01/24	2,000	1,832,100

		7,274,805

Guam — 0.8%
Territory of Guam, GO, Series A, 6.00%, 11/15/19	1,530	1,530,964
Territory of Guam, RB, Section 30, Series A, 5.38%, 12/01/24	2,620	2,592,988

		4,123,952

Idaho — 0.6%
Idaho Health Facilities Authority, RB, St. Luke’s Regional Medical Center (AGM), 4.63%, 7/01/30	3,700	3,464,014

See Notes to Financial Statements.

38	ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Illinois — 11.5%
City of Chicago Illinois, ARB, General, Third Lien, Series B-2, AMT:
(AGM), 5.75%, 1/01/23	$8,130	$8,335,282
(Syncora), 6.00%, 1/01/29	7,510	7,597,717
City of Chicago Illinois, Refunding ARB, General, Third Lien, Series A-2, AMT (AGM), 5.75%, 1/01/19	2,550	2,664,495
Du Page & Will Counties Community School District No. 204 Indian, GO, School Building, Series A (NPFGC), 5.25%, 12/30/22	8,650	9,250,137
Du Page County Forest Preservation District Illinois, GO, Refunding, Series A, 3.50%, 11/01/24	3,000	2,819,190
Illinois Finance Authority, RB, Community Rehabilitation Providers Facilities, Series A, 6.63%, 7/01/12 (b)	6,930	7,458,343
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	3,500	3,377,080
6.25%, 6/01/24	12,750	12,793,095
State of Illinois, GO, First Series (NPFGC), 5.13%, 2/01/20	1,335	1,339,032
Village of Hodgkins Illinois, RB, MBM Project, AMT, 5.90%, 11/01/17	6,000	6,000,120
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,525	1,357,555

		62,992,046

Indiana — 1.3%
City of Whiting Indiana, RB, BP Products North America, 5.25%, 1/01/21	4,800	5,109,312
County of Jasper Indiana, Refunding RB, Northern Indiana Public Service Co., Series C (NPFGC), 5.85%, 4/01/19	2,000	2,203,940

		7,313,252

Iowa — 0.6%
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility:
5.00%, 9/01/20	1,000	1,046,270
5.00%, 9/01/22	2,315	2,362,133

		3,408,403

Kansas — 1.5%
City of Dodge City Kansas, RB (AGC), 4.00%, 6/01/24	2,245	2,235,414
Kansas Development Finance Authority, Refunding RB:
Adventist Health, 5.00%, 11/15/23	1,500	1,570,020
Adventist/Sunbelt, Series D, 5.00%, 11/15/24	1,000	1,036,650
Sisters of Leavenworth, Series A, 4.00%, 1/01/22	3,425	3,326,189

		8,168,273

Kentucky — 3.1%
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Medical Health System, Series A, 5.25%, 6/01/23	8,650	8,326,663
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/24	8,000	8,614,800

		16,941,463

Louisiana — 3.0%
Louisiana Public Facilities Authority, RB (NPFGC):
Nineteenth Judicial District Court, 5.50%, 6/01/41	2,000	2,003,980
University of New Orleans Research & Technology, 5.25%, 3/01/26	5,000	5,106,900
Louisiana Public Facilities Authority, Refunding RB, Entergy Gulf States Louisiana, LLC Project, Series A, 5.00%, 9/01/28	5,000	4,988,150

Municipal Bonds	Par (000)	Value

Louisiana (concluded)
New Orleans Aviation Board Louisiana, Refunding GARB, Restructuring, Series A-2 (AGC), 6.00%, 1/01/23	$850	$951,770
Port of New Orleans Louisiana, Refunding RB, Continental Grain Co. Project, 6.50%, 1/01/17	3,500	3,395,770

		16,446,570

Maine — 0.3%
Portland New Public Housing Authority Maine, Refunding RB, Senior Living, Series A, 6.00%, 2/01/34	1,965	1,794,615

Maryland — 0.5%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.13%, 6/01/20	1,750	1,681,820
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	790	755,896
Maryland Industrial Development Financing Authority, RB, Our Lady of Good Counsel School, Series A, 6.00%, 5/01/35	500	463,540

		2,901,256

Massachusetts — 0.8%
Massachusetts Development Finance Agency, RB, Ogden Haverhill Project, Series B, AMT:
5.35%, 12/01/15	1,210	1,210,363
5.50%, 12/01/19	2,000	2,000,640
Massachusetts Health & Educational Facilities Authority, RB, Winchester Hospital, 5.00%, 7/01/25	1,060	947,555

		4,158,558

Michigan — 4.3%
City of Detroit Michigan, Refunding RB, Second Lien, Series C (BHAC), 5.75%, 7/01/26	4,235	4,403,426
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 4.25%, 5/15/25	2,120	1,913,703
Michigan State Hospital Finance Authority, Refunding RB:
Hospital, Henry Ford Health, 5.25%, 11/15/24	4,900	4,837,280
Hospital, Oakwood Obligation Group, Series A, 6.00%, 4/01/22	4,795	4,877,666
Wayne County Airport Authority, RB, Detroit Metropolitan Wayne County Airport, AMT (AGC), 4.75%, 12/01/18	7,665	7,785,570

		23,817,645

Minnesota — 2.1%
City of Rochester Minnesota, Refunding RB, Mayo Clinic, Series C, Mandatory Put Bonds, 4.50%, 11/15/38 (a)(c)	3,200	3,355,616
City of St. Cloud Minnesota, RB, CentraCare Health System, Series A, 4.25%, 5/01/21	2,300	2,292,019
Minneapolis & St. Paul Housing & Redevelopment Authority, RB, HealthPartners Obligation Group Project:
6.00%, 12/01/19	1,000	1,035,800
6.00%, 12/01/21	2,545	2,616,718
Minnesota State Municipal Power Agency, RB, Series A, 5.25%, 10/01/24	2,000	2,069,900

		11,370,053

Mississippi — 1.7%
Mississippi Business Finance Corp., Refunding RB, System Energy Resource Inc. Project:
5.88%, 4/01/22	5,000	4,881,800
5.90%, 5/01/22	4,410	4,314,127

		9,195,927

Missouri — 1.4%
Missouri State Health & Educational Facilities Authority, RB, SSM Health Care, Series B, 4.25%, 6/01/25	8,125	7,639,125

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	39

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Montana — 0.5%
Montana Facility Finance Authority, Refunding RB, Series B, 5.00%, 1/01/24	$2,625	$2,689,785

Nebraska — 1.5%
Douglas County Hospital Authority No. 2, RB, Health Facilities, Immanuel Obligation Group, 5.50%, 1/01/30	500	491,940
Douglas County School District No. 17 Nebraska, GO, Refunding:
2.00%, 6/15/24	4,390	3,514,063
2.00%, 6/15/25	4,480	3,454,394
Lancaster County Hospital Authority No. 1, RB, Immanuel Obligation Group, 5.50%, 1/01/30	1,000	994,150

		8,454,547

Nevada — 1.1%
County of Clark Nevada, Special Assessment Bonds, Special Improvement District No. 142, Local Improvement, 6.38%, 8/01/23	2,100	2,081,289
County of Humboldt Nevada, Refunding RB, Idaho Power Co. Project, 5.15%, 12/01/24	3,800	3,892,606

		5,973,895

New Jersey — 12.5%
Essex County Improvement Authority, RB, Newark Project, Series A (AGM), 5.00%, 11/01/20	2,000	2,017,780
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM):
5.80%, 11/01/21	3,635	4,152,151
5.80%, 11/01/23	5,050	5,741,648
New Jersey EDA, RB:
Cigarette Tax, 5.75%, 6/15/29	9,810	8,915,818
Continental Airlines Inc. Project, AMT, 6.63%, 9/15/12	5,540	5,582,436
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	17,900	17,782,755
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Series E, AMT, 4.70%, 12/01/25	3,250	3,142,555
School Facilities Construction, Series AA, 4.25%, 12/15/24	3,850	3,622,504
School Facilities Construction, Series EE, 5.00%, 9/01/23	3,465	3,554,154
New Jersey Health Care Facilities Financing Authority, Refunding RB, Hackensack University Medical, Series B (AGM), 4.00%, 1/01/24	635	596,589
New Jersey Higher Education Assistance Authority, Refunding RB, Series 1A, 4.75%, 12/01/21	2,400	2,434,752
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series X, AMT, 5.10%, 10/01/23	4,500	4,514,490
New Jersey Transportation Trust Fund Authority, RB, CAB, Transportation System, Series C (AMBAC), 5.72%, 12/15/25 (d)	9,450	4,003,115
South Jersey Port Corp., RB, Marine Terminal, Series O-1 (AGC), 4.63%, 1/01/23	1,375	1,420,664
University of Medicine & Dentistry of New Jersey, RB, Series A (AMBAC), 5.50%, 12/01/23	1,000	1,009,780

		68,491,191

New York — 27.7%
City of New York New York, GO, Refunding, Series E, 5.00%, 8/01/27	3,500	3,663,555
City of New York New York, GO:
Series D1, 5.13%, 12/01/26	4,615	4,855,580
Sub-Series I-1, 5.50%, 4/01/21	5,000	5,689,500
Dutchess County Industrial Development Agency New York, RB, St. Francis Hospital, Series B, 7.25%, 3/01/19	810	790,341

Municipal Bonds	Par (000)	Value

New York (continued)
Essex County Industrial Development Agency, Refunding RB, International Paper, Series A, AMT, 5.20%, 12/01/23	$6,300	$6,007,428
Long Island Power Authority, Refunding RB, Series A, 5.50%, 4/01/24	1,475	1,603,340
Metropolitan Transportation Authority, RB:
Sub-Series B-1, 5.00%, 11/15/24	2,300	2,498,099
Sub-Series B-4, 5.00%, 11/15/24	1,500	1,629,195
Transportation, Series A, 5.00%, 11/15/25	1,980	2,016,392
Metropolitan Transportation Authority, Refunding RB, Series B, 5.25%, 11/15/25	4,000	4,289,920
New York City Industrial Development Agency, RB:
Continental Airlines Inc. Project, Mandatory Put Bonds, AMT, 8.38%, 11/01/16	3,500	3,619,980
Special Needs Facilities Pooled Program, Series C-1, 6.80%, 7/01/19	1,895	1,842,736
New York City Industrial Development Agency, Refunding RB, New York Stock Exchange Project, Series A, 4.25%, 5/01/24	1,740	1,752,563
New York City Transitional Finance Authority, RB:
Fiscal 2007, Series S-1 (NPFGC), 5.00%, 7/15/24	500	521,615
Fiscal 2009, Series S-3, 5.00%, 1/15/23	3,560	3,818,171
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 5.63%, 7/15/47	3,000	2,863,980
New York State Dormitory Authority, LRB, Municipal Health Facilities, Sub-Series 2-4, 5.00%, 1/15/27	6,900	6,930,705
New York State Dormitory Authority, RB:
Education, Series D, 5.00%, 3/15/31	4,500	4,630,005
Fordham University, Series A, 5.25%, 7/01/25	900	956,061
Interagency Council Pooled, Series A-1, 4.25%, 7/01/25	405	390,339
Mental Health Services Facilities Improvement, Series A (AGM), 5.00%, 2/15/22	4,000	4,316,040
Mount Sinai School of Medicine, Series A (NPFGC), 5.15%, 7/01/24	1,000	1,010,680
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/30	1,495	1,499,799
NYU Hospital Center, Series A, 5.00%, 7/01/22	1,725	1,729,916
NYU Hospital Center, Series A, 5.13%, 7/01/23	1,670	1,683,260
The New School, 5.25%, 7/01/24	2,400	2,498,184
The New School, 5.25%, 7/01/25	2,100	2,161,446
University of Rochester, Series C, 4.00%, 7/01/24	625	631,056
New York State Dormitory Authority, Refunding RB:
Mount Sinai Hospital, Series A, 4.25%, 7/01/23	2,225	2,143,854
North Shore-Long Island Jewish Health System, Series E, 5.00%, 5/01/22	650	666,374
North Shore-Long Island Jewish Health System, Series E, 5.00%, 5/01/23	2,160	2,206,289
Yeshiva University, 4.00%, 9/01/23	2,860	2,912,109
Yeshiva University, 4.25%, 9/01/24	2,750	2,813,305
New York State Environmental Facilities Corp., RB, Environment, Series A (FGIC), 5.25%, 12/15/14 (b)	7,380	8,526,926
New York State Urban Development Corp., Refunding RB, Service Contract, Series B, 5.00%, 1/01/21	8,000	8,670,480
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 5.00%, 12/01/20	2,475	2,414,907
Port Authority of New York & New Jersey, Refunding RB:
Consolidated, 152nd Series, AMT, 5.00%, 11/01/23	2,500	2,529,000
Consolidated, 153rd Series, 5.00%, 7/15/24	2,010	2,160,650
Sales Tax Asset Receivable Corp., RB, Series A (NPFGC), 5.00%, 10/15/20	9,070	9,837,231

See Notes to Financial Statements.

40	ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York (concluded)
Tobacco Settlement Financing Corp. New York, RB, Asset-Backed:
Series A-1 (AMBAC), 5.25%, 6/01/22	$6,510	$6,873,453
Series B-1C, 5.50%, 6/01/21	7,000	7,440,300
Series B-1C, 5.50%, 6/01/22	10,000	10,537,600
Trust for Cultural Resources, RB, Carnegie Hall, Series A, 5.00%, 12/01/29	3,750	3,855,300
United Nations Development Corp. New York, Refunding RB, Series A, 4.25%, 7/01/24	2,985	2,962,553

		152,450,217

North Carolina — 0.8%
Gaston County Industrial Facilities & Pollution Control Financing Authority North Carolina, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	3,105	2,344,524
North Carolina Eastern Municipal Power Agency, Refunding RB, Series B, 5.00%, 1/01/26	1,925	1,953,047

		4,297,571

Northern Mariana Islands — 0.8%
Commonwealth of the Northern Mariana Islands, GO, Series A:
6.75%, 10/01/13 (b)	3,800	4,335,344
6.75%, 10/01/33	250	228,693

		4,564,037

Ohio — 0.4%
Cincinnati City School District, GO, Refunding, School Improvement, 5.25%, 6/01/24	1,825	1,991,239

Oregon — 1.3%
Oregon State Facilities Authority, Refunding RB:
Lewis & Clark College Project, Series A, 5.00%, 10/01/27	5,000	4,955,600
Reed College Project, Series A, 5.00%, 7/01/29	1,835	1,939,962

		6,895,562

Pennsylvania — 8.0%
City of Philadelphia Pennsylvania, RB, Series A, AMT (AGM), 5.00%, 6/15/20	2,895	2,982,574
City of Philadelphia Pennsylvania, Refunding RB, Series B, AMT (AGM), 5.00%, 6/15/19	3,905	4,066,276
City of Pittsburgh Pennsylvania, GO, Refunding, Series B (AGM), 5.25%, 9/01/17	9,630	10,481,388
City of Pittsburgh Pennsylvania, GO, Series C (AGM), 5.25%, 9/01/18	6,430	6,911,736
Montgomery County IDA Pennsylvania, MRB, Whitemarsh Continuing Care, 6.00%, 2/01/21	3,500	3,125,220
Montgomery County IDA Pennsylvania, RB, New Regional Medical Center Project (FHA), 5.00%, 8/01/24	3,500	3,606,960
Pennsylvania Economic Development Financing Authority, RB, National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	7,710	6,375,168
South Fork Municipal Authority, RB, Conemaugh Valley Memorial, Series A (AGC), 6.00%, 7/01/26	6,225	6,593,395

		44,142,717

Puerto Rico — 10.2%
Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A (AGC), 5.00%, 7/01/25	3,215	3,253,419
Puerto Rico Electric Power Authority, RB:
Series CCC, 4.25%, 7/01/23	2,360	2,194,824
Series TT, 5.00%, 7/01/27	8,500	7,952,855
Puerto Rico Highway & Transportation Authority, RB:
Series Y (AGM), 6.25%, 7/01/21	3,000	3,295,440
Subordinate (FGIC), 5.75%, 7/01/21	4,375	4,426,581

Municipal Bonds	Par (000)	Value

Puerto Rico (concluded)
Puerto Rico Highway & Transportation Authority, Refunding RB, Series AA-1 (AGM), 4.95%, 7/01/26	$1,500	$1,462,410
Puerto Rico Housing Finance Authority, Refunding RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	12,900	12,951,729
Puerto Rico Industrial Medical & Environmental Pollution Control Facilities Financing Authority, RB, Special Facilities, American Airlines, Series A, 6.45%, 12/01/25	5,390	4,413,278
Puerto Rico Public Buildings Authority, RB, Government Facilities, Series I, 5.50%, 7/01/14 (b)	8,000	9,107,760
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities:
Series D, 5.25%, 7/01/27	3,280	3,115,147
Series M-3 (NPFGC), 6.00%, 7/01/28	1,900	1,937,468
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.63%, 8/01/30	1,925	1,921,439

		56,032,350

Rhode Island — 0.5%
Rhode Island Health & Educational Building Corp., RB, University of Rhode Island, Series A (AGC), 4.75%, 9/15/24	2,500	2,582,050

South Carolina — 0.2%
County of Florence South Carolina, RB, McLeod Regional Medical Center, Series A, 4.50%, 11/01/25	1,000	937,360

South Dakota — 0.4%
Educational Enhancement Funding Corp., RB, Series B, 6.50%, 6/01/32	2,200	2,145,682

Tennessee — 2.1%
Chattanooga-Hamilton County Hospital Authority Tennessee, Refunding RB, Erlanger Health (AGM), 5.00%, 10/01/22	1,620	1,679,648
Johnson City Health & Educational Facilities Board, RB, Appalachian Christian Village Project, Series A, 6.00%, 2/15/19	1,515	1,440,659
Memphis-Shelby County Sports Authority Inc., Refunding RB, Memphis Arena Project:
Series A, 5.00%, 11/01/23	2,695	2,803,851
Series B, 5.00%, 11/01/22	1,000	1,051,100
Shelby County Health Educational & Housing Facilities Board, RB, Germantown Village, Series A:
6.75%, 12/01/18	3,550	3,279,987
7.00%, 12/01/23	1,450	1,292,922

		11,548,167

Texas — 2.1%
Dallas-Fort Worth International Airport Facilities Improvement Corp., RB, Series 2001-A-1, AMT, 6.15%, 1/01/16	4,000	3,963,200
Dallas-Fort Worth International Airport Facilities Improvement Corp., Refunding RB, Series A, Sub-Series 2, Mandatory Put Bonds, AMT, 9.00%, 5/01/29 (a)	3,000	3,071,850
Gulf Coast IDA, RB, Citgo Petroleum Corp. Project, Mandatory Put Bonds, AMT, 7.50%, 5/01/25 (a)	2,440	2,454,079
Gulf Coast Waste Disposal Authority, Refunding RB, Series A, AMT, 6.10%, 8/01/24	2,000	2,002,580

		11,491,709

U.S. Virgin Islands — 1.5%
United States Virgin Islands, Refunding RB, Senior Secured, Hovensa Coker Project, AMT, 6.50%, 7/01/21	1,860	1,799,308
Virgin Islands Public Finance Authority, RB, Senior Secured, Hovensa Refinery, AMT, 6.13%, 7/01/22	6,750	6,279,323

		8,078,631

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	41

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Virginia — 3.2%
James City County EDA, Refunding RB, First Mortgage, Williamsburg Lodge, Series A:
5.75%, 3/01/17	$3,285	$3,225,771
6.00%, 3/01/23	1,150	1,087,486
Roanoke Economic Development Authority, Refunding RB, Carilion Health System, Series B (AGM), 5.00%, 7/01/38	4,705	4,457,282
Tobacco Settlement Financing Corp. Virginia, RB, Asset-Backed, 5.63%, 6/01/15 (b)	7,800	9,064,614

		17,835,153

West Virginia — 0.7%
West Virginia Hospital Finance Authority, Refunding RB, Charleston, Series A, 5.13%, 9/01/23	4,000	4,016,440

Wisconsin — 0.4%
Wisconsin Housing & EDA, RB, Series C, AMT, 4.85%, 9/01/26	2,000	1,937,380

Total Municipal Bonds — 139.2%		764,997,724

Municipal Bonds Transferred to Tender Option Bond Trusts (e)

California — 5.0%
City of San Jose California, GO, Libraries, Parks, and Public Safety Project (NPFGC), 5.00%, 9/01/30	3,101	3,137,188
Peralta Community College District, GO, Election of 2000, Series D (AGM), 5.00%, 8/01/30	10,140	10,064,863
Sequoia Union High School District California, GO, Refunding, Election, Series B (AGM), 5.50%, 7/01/35	9,028	9,185,861
Tamalpais Union High School District California, GO, Election of 2001 (AGM), 5.00%, 8/01/28	4,875	4,884,994

		27,272,906

Illinois — 2.4%
McHenry County Conservation District Illinois, GO (AGM), 5.13%, 2/01/27	12,695	13,092,790

Massachusetts — 1.5%
Massachusetts School Building Authority, RB, Series A (AGM), 5.00%, 8/15/30	8,338	8,541,480

Minnesota — 1.9%
State of Minnesota, GO, State Various Purpose, Series A, 4.00%, 8/01/29	10,525	10,310,555

New Jersey — 2.1%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series D (AGM), 5.00%, 6/15/19	11,120	11,730,488

New York — 7.1%
City of New York New York, GO, Sub-Series B-1, 5.25%, 9/01/22	8,250	9,092,738
New York City Municipal Water & Sewer Finance Authority, Refunding RB, Series A, 4.75%, 6/15/30	8,000	8,037,600
New York State Urban Development Corp., RB, State Personal Income Tax, State Facilities, Series A-1 (NPFGC), 5.25%, 3/15/34	10,000	10,111,000
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC), 5.25%, 10/15/27	11,101	11,882,561

		39,123,899

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value

Washington — 2.0%
Snohomish County School District No. 15-Edmonds Washington, GO (NPFGC), 5.00%, 12/01/19	$10,000	$10,902,700

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 22.0%		120,974,818

Total Long-Term Investments (Cost — $880,653,596) — 161.2%		885,972,542

Short-Term Securities	Shares

FFI Institutional Tax-Exempt Fund, 0.23% (f)(g)	9,713,431	9,713,431

Total Short-Term Securities (Cost — $9,713,431) — 1.8%		9,713,431

Total Investments (Cost — $890,367,027*) — 163.0%		895,685,973
Other Assets Less Liabilities — 1.4%		7,589,769
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (12.2)%		(66,659,441)
VRDP Shares, at Liquidation Value — (52.2)%		(287,100,000)

Net Assets Applicable to Common Shares — 100.0%		$549,516,301

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$823,108,489

Gross unrealized appreciation	$23,115,523
Gross unrealized depreciation	(17,146,851)

Net unrealized appreciation	$5,968,672

(a)	Variable rate security. Rate shown is as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Merrill Lynch and Co., Inc.	$3,355,616	$80,128

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(e)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2010	Net Activity	Shares Held at April 30, 2011	Income

FFI Institutional Tax-Exempt Fund	17,541,876	(7,828,445)	9,713,431	$14,834

(g)	Represents the current yield as of report date.

See Notes to Financial Statements.

42	ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (concluded)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

•	Financial futures contracts sold as of April 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

282	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2011	$33,420,870	$(740,786)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments[1]	—	$885,972,542	—	$885,972,542
Short-Term Securities	$9,713,431	—	—	9,713,431

Total	$9,713,431	$885,972,542	—	$895,685,973

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(740,786)	—	—	$(740,786)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	43

Schedule of Investments April 30, 2011	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 0.9%
Prattville IDB Alabama, RB, International Paper Co. Project, Series A, AMT, 4.75%, 12/01/30	$3,025	$2,613,570

Arizona — 2.1%
Maricopa County IDA Arizona, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	1,000	658,990
Pima County IDA, RB, Arizona Charter Schools Project, Series C, 6.75%, 7/01/31	1,915	1,730,815
Pima County IDA, Refunding IDRB, Tucson Electric Power, 5.75%, 9/01/29	1,110	1,106,659
Pima County IDA, Refunding RB, Charter Schools II, Series A, 6.75%, 7/01/21	475	466,232
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	1,980	1,996,632

		5,959,328

Arkansas — 0.5%
County of Little River Arkansas, Refunding RB, Georgia-Pacific Corp. Project, AMT, 5.60%, 10/01/26	1,660	1,525,606

California — 14.9%
California Health Facilities Financing Authority, Refunding RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	2,200	2,057,616
Sutter Health, Series B, 6.00%, 8/15/42	3,170	3,214,729
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	1,185	1,224,212
Los Angeles Department of Airports, RB, Series A, 5.25%, 5/15/39	800	796,488
Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	5,930	5,684,617
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	9,475	9,361,489
State of California, GO, Various Purpose:
6.00%, 3/01/33	2,525	2,697,836
6.50%, 4/01/33	14,925	16,394,366

		41,431,353

Colorado — 2.9%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	1,060	1,110,488
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth, Series A, 5.00%, 1/01/40	2,190	2,000,434
Colorado Housing & Finance Authority, Refunding RB, S/F Program, Senior Series A-2, AMT, 7.50%, 4/01/31	85	88,267
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Public Improvement Fee, Tax Increment:
8.00%, 12/01/25	3,300	3,236,376
Subordinate Public Improvement, 8.13%, 12/01/25	820	734,745
University of Colorado, RB, Series A, 5.75%, 6/01/28	750	822,532

		7,992,842

Connecticut — 2.3%
Connecticut State Health & Educational Facility Authority, RB:
Ascension Health Senior Credit, 5.00%, 11/15/40	1,375	1,315,710
Wesleyan University, 5.00%, 7/01/35	3,385	3,437,027
Mohegan Tribe of Indians of Connecticut, RB, Public Improvement, Priority Distribution, 6.25%, 1/01/31	2,000	1,576,420

		6,329,157

Municipal Bonds	Par (000)	Value

Delaware — 1.7%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	$1,125	$1,097,629
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	4,065	3,490,656

		4,588,285

District of Columbia — 1.9%
Metropolitan Washington Airports Authority, RB:
CAB, Second Senior Lien, Series B (AGC), 7.05%, 10/01/33 (a)	6,590	1,529,934
CAB, Second Senior Lien, Series B (AGC), 7.08%, 10/01/34 (a)	4,830	1,015,508
CAB, Second Senior Lien, Series B (AGC), 7.10%, 10/01/35 (a)	6,515	1,269,513
First Senior Lien, Series A, 5.25%, 10/01/44	1,500	1,438,455

		5,253,410

Florida — 7.1%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	5,680	5,564,583
County of Miami-Dade Florida, Refunding RB, Miami International Airport:
AMT (AGC), 5.00%, 10/01/40	4,940	4,303,827
Series A-1, 5.38%, 10/01/41	1,165	1,104,420
Fiddlers Creek Community Development District No. 2, Special Assessment Bonds (b)(c):
Series A, 6.38%, 5/01/35	2,350	750,355
Series B, 5.75%, 5/01/13	400	127,720
Hillsborough County IDA, RB:
H. Lee Moffitt Cancer Center Project, Series A, 5.25%, 7/01/37	1,050	921,564
National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	2,720	2,381,387
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	2,265	2,255,532
Midtown Miami Community Development District, Special Assessment Bonds, Series A, 6.25%, 5/01/37	915	814,423
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	1,200	696,516
Preserve at Wilderness Lake Community Development District, RB, Series A, 7.10%, 5/01/33	860	840,839

		19,761,166

Georgia — 5.7%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	845	817,090
Fulton County Residential Care Facilities for the Elderly Authority, Refunding RB, Canterbury Court Project, Series A, 6.13%, 2/15/26	2,000	1,763,260
Metropolitan Atlanta Rapid Transit Authority, RB, Third Series, 5.00%, 7/01/39	3,465	3,464,757
Municipal Electric Authority of Georgia, RB, Series W:
6.60%, 1/01/18	5,540	6,355,045
6.60%, 1/01/18 (d)	380	422,176
Municipal Electric Authority of Georgia, Refunding RB, Series X, 6.50%, 1/01/20	1,205	1,408,416
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	1,525	1,537,017

		15,767,761

Guam — 0.8%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	630	630,397
6.75%, 11/15/29	895	892,431
7.00%, 11/15/39	615	628,432

		2,151,260

See Notes to Financial Statements.

44	ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Hawaii — 0.5%
State of Hawaii, Refunding RB, Series A, 5.25%, 7/01/30	$1,355	$1,366,680

Idaho — 0.0%
Idaho Housing & Finance Association, Refunding RB, S/F Mortgage, Senior Series E-2, AMT, 6.90%, 1/01/27	5	5,006

Illinois — 15.1%
City of Chicago Illinois, Refunding RB, General, Third Lien, Series C, 6.50%, 1/01/41 (e)	5,865	6,249,979
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	800	725,200
City of Chicago Illinois, Tax Allocation Bonds, Kingsbury Redevelopment Project, Series A, 6.57%, 2/15/13	700	698,838
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/38	5,000	5,275,800
Community Rehabilitation, 6.50%, 7/01/22	470	450,880
Community Rehabilitation, 6.50%, 7/01/12 (f)	530	572,782
Navistar International, Recovery Zone, 6.50%, 10/15/40	1,540	1,546,745
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.50%, 11/01/39	1,610	1,530,144
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	250	190,612
Metropolitan Pier & Exposition Authority, Refunding RB (AGM), McCormick Place Expansion Project:
Series B, 5.00%, 6/15/50	3,150	2,748,658
Series B-2, 5.00%, 6/15/50	2,500	2,130,975
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,335	1,288,115
6.00%, 6/01/28	1,140	1,096,384
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	1,380	1,635,990
Series A (NPFGC), 6.70%, 11/01/21	7,000	8,155,350
Series C (NPFGC), 7.75%, 6/01/20	2,500	3,018,325
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	630	609,487
Village of Hodgkins Illinois, RB, MBM Project, AMT, 6.00%, 11/01/23	2,800	2,800,056
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,550	1,379,810

		42,104,130

Indiana — 5.8%
Indiana Finance Authority, RB, Sisters of St. Francis Health, 5.25%, 11/01/39	840	774,858
Indiana Finance Authority, Refunding RB:
Ascension Health Senior Credit, Series B-5, 5.00%, 11/15/36	1,500	1,372,755
Parkview Health System, Series A, 5.75%, 5/01/31	3,295	3,315,956
Indiana Health & Educational Facilities Financing Authority, RB, Clarian Health Obligation, Series A, 5.25%, 2/15/40	500	435,940
Indiana Transportation Finance Authority, RB, Series A:
7.25%, 6/01/15	160	160,894
6.80%, 12/01/16	3,290	3,706,054
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Series D, 6.75%, 2/01/14	5,890	6,311,135

		16,077,592

Municipal Bonds	Par (000)	Value

Kansas — 0.6%
Kansas Development Finance Authority, Refunding RB, Sisters of Leavenworth, Series A, 5.00%, 1/01/40	$1,660	$1,586,877

Kentucky — 0.3%
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	1,010	958,268

Louisiana — 5.1%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-1, 6.50%, 11/01/35	3,320	3,332,815
Port of New Orleans Louisiana, Refunding RB, Continental Grain Co. Project, 6.50%, 1/01/17	7,500	7,276,650
Sabine River Authority Louisiana, Refunding RB, International Paper Co. Project, 6.20%, 2/01/25	3,600	3,606,624

		14,216,089

Maryland — 1.8%
County of Montgomery Maryland, GO, West Germantown Development District, Senior Series A (Radian), 6.70%, 7/01/27	1,175	1,210,908
Maryland Community Development Administration, Refunding RB, Residential, Series D, AMT, 4.90%, 9/01/42	1,500	1,348,035
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	435	397,894
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	830	794,169
Maryland Health & Higher Educational Facilities Authority, RB, University of Maryland Medical System, Series B (NPFGC), 7.00%, 7/01/22	1,000	1,148,480

		4,899,486

Massachusetts — 4.2%
Massachusetts HFA, HRB, Series A, AMT, 5.20%, 12/01/37	3,000	2,795,730
Massachusetts HFA, RB, S/F, Series 130, AMT, 5.00%, 12/01/32	2,720	2,542,710
Massachusetts HFA, Refunding HRB, AMT:
Series D, 4.85%, 6/01/40	2,770	2,441,949
Series F, 5.70%, 6/01/40	2,185	2,109,749
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare, Series J1, 5.00%, 7/01/39	1,805	1,688,595

		11,578,733

Michigan — 7.5%
City of Detroit Michigan, RB, Senior Lien, Series B (AGM), 7.50%, 7/01/33	910	1,061,670
Flint Hospital Building Authority Michigan, Refunding RB, Hurley Medical Center (ACA), 6.00%, 7/01/20	2,695	2,542,328
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	1,380	1,313,401
Michigan State Hospital Finance Authority, Refunding RB:
Henry Ford Health System, Series A, 5.25%, 11/15/46	7,050	5,882,238
McLaren Health Care, 5.75%, 5/15/38	8,560	8,579,346
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,400	1,587,278

		20,966,261

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	45

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Mississippi — 1.5%
County of Lowndes Mississippi, Refunding RB, Weyerhaeuser Co. Project, Series A, 6.80%, 4/01/22	$3,000	$3,108,810
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	1,065	1,085,342

		4,194,152

Nevada — 0.2%
County of Clark Nevada, Special Assessment Bonds, Special Improvement District No. 142, Local Improvement, 6.38%, 8/01/23	565	559,966

New Jersey — 2.8%
New Jersey EDA, RB:
Cigarette Tax, 5.50%, 6/15/24	2,420	2,250,673
Continental Airlines Inc. Project, AMT, 6.25%, 9/15/29	3,000	2,734,470
New Jersey Health Care Facilities Financing Authority, RB, Pascack Valley Hospital Association, 6.63%, 7/01/36 (b)(c)	1,680	17
New Jersey State Housing & Mortgage Finance Agency, RB, Series AA, 6.38%, 10/01/28	1,210	1,291,518
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	1,910	1,609,060

		7,885,738

New York — 9.5%
Metropolitan Transportation Authority, RB, Series 2008C, 6.50%, 11/15/28	9,405	10,571,220
Metropolitan Transportation Authority, Refunding RB, Transportation, Series D, 5.25%, 11/15/40	1,205	1,180,165
New York City Industrial Development Agency, RB:
British Airways Plc Project, AMT, 7.63%, 12/01/32	1,920	1,926,701
Series C, 6.80%, 6/01/28	690	711,452
Special Needs Facilities Pooled Program, Series C-1, 6.50%, 7/01/17	890	854,622
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	6,700	6,771,355
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	1,220	1,221,147
Port Authority of New York & New Jersey, RB, JFK International Air Terminal:
6.00%, 12/01/36	1,165	1,124,365
6.00%, 12/01/42	1,250	1,194,500
Westchester County Industrial Development Agency New York, RB, Special Needs Facilities Pooled Program, Series E-1, 6.50%, 7/01/17	1,000	960,250

		26,515,777

North Carolina — 1.5%
Gaston County Industrial Facilities & Pollution Control Financing Authority North Carolina, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	1,675	1,264,759
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/42	1,400	1,332,184
North Carolina Medical Care Commission, Refunding RB, Carolina Village Project, 6.00%, 4/01/38	2,000	1,647,060

		4,244,003

Municipal Bonds	Par (000)	Value

Pennsylvania — 5.3%
Allegheny County Hospital Development Authority, Refunding RB, Health System, West Penn, Series A, 5.38%, 11/15/40	$4,250	$3,158,642
Bucks County IDA, RB, Ann’s Choice Inc. Facility, Series A, 6.13%, 1/01/25	880	825,326
Lancaster County Hospital Authority, RB, Brethren Village Project, Series A, 6.50%, 7/01/40	2,000	1,859,740
Montgomery County IDA Pennsylvania, MRB, Whitemarsh Continuing Care, 6.13%, 2/01/28	470	393,926
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania Inc. Project, 5.00%, 11/15/40	1,890	1,858,437
National Gypsum Co., Series B, AMT, 6.13%, 11/01/27	2,000	1,612,800
Pennsylvania Turnpike Commission, RB, Sub-Series B, 5.25%, 6/01/39	3,915	3,748,652
Philadelphia Authority for Industrial Development, RB, Commercial Development, AMT, 7.75%, 12/01/17	1,265	1,265,607

		14,723,130

Puerto Rico — 2.5%
Commonwealth of Puerto Rico, GO, Refunding, Public Improvement, Series C, 6.00%, 7/01/39	2,490	2,436,764
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	4,255	4,439,241

		6,876,005

South Carolina — 1.2%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	3,280	3,236,343

Tennessee — 0.3%
Johnson City Health & Educational Facilities Board, RB, Appalachian Christian Village Project, Series A, 6.00%, 2/15/24	1,000	896,780

Texas — 10.4%
Brazos River Authority, Refunding RB, Texas Utility Co., Series, AMT, 7.70%, 4/01/33	1,500	630,660
Brazos River Harbor Navigation District, Refunding RB, Dow Chemical Co. Project, Series A7, AMT, 6.63%, 5/15/33	3,000	3,020,700
City of Dallas Texas, Refunding RB, 5.00%, 10/01/35	1,510	1,565,055
City of Houston Texas, RB, Special Facilities, Continental Airlines, Series E, AMT, 6.75%, 7/01/21	4,820	4,722,443
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/35	2,000	2,169,480
North Texas Tollway Authority, Refunding RB, First Tier, Series A, 6.25%, 1/01/39	7,000	7,135,730
Sabine River Authority Texas, Refunding RB, TXU Electric Co. Project, Series B, Mandatory Put Bonds, AMT, 5.75%, 5/01/30 (g)	2,250	2,203,560
Texas Private Activity Bond Surface Transportation Corp., RB Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	3,950	4,024,576
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	3,375	3,462,412

		28,934,616

U.S. Virgin Islands — 2.1%
United States Virgin Islands, Refunding RB, Senior Secured, Hovensa Coker Project, AMT, 6.50%, 7/01/21	6,000	5,804,220

Utah — 0.9%
City of Riverton Utah, RB, IHC Health Services Inc., 5.00%, 8/15/41	2,780	2,575,892

See Notes to Financial Statements.

46	ANNUAL REPORT	APRIL 30, 2011

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Virginia — 1.3%
Fairfax County EDA, Refunding RB, Goodwin House Inc.:
5.13%, 10/01/37	$1,000	$857,650
5.13%, 10/01/42	3,440	2,889,600

		3,747,250

Washington — 2.1%
Washington Health Care Facilities Authority, RB, Swedish Health Services, Series A, 6.75%, 11/15/41	1,980	2,052,943
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	3,700	3,874,270

		5,927,213

Wisconsin — 4.4%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	7,100	7,631,506
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/33	2,465	2,318,924
SynergyHealth Inc., 6.00%, 11/15/32	2,215	2,225,854

		12,176,284

Total Municipal Bonds — 127.7%		355,430,229

Municipal Bonds Transferred to Tender Option Bond Trusts (h)

California — 3.4%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	3,271	3,376,857
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39	2,610	2,677,599
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	2,290	2,272,047
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,077	1,094,768

		9,421,271

Colorado — 0.8%
Colorado Health Facilities Authority, Refunding RB, Catholic Health, Series A, 5.50%, 7/01/34	2,129	2,132,033

Connecticut — 2.2%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series Z-3, 5.05%, 7/01/42	6,000	6,130,320

Illinois — 1.6%
City of Chicago Illinois Water, Refunding RB, Second Lien (AGM), 5.25%, 11/01/33	1,320	1,324,448
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	2,999	3,032,599

		4,357,047

Maryland — 0.8%
Maryland State Transportation Authority, RB, Transportation Facility Project (AGM), 5.00%, 7/01/41	2,290	2,320,137

Massachusetts — 3.7%
Massachusetts School Building Authority, RB, Series A (AGM), 5.00%, 8/15/30	10,000	10,243,600

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value

New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth College, 5.25%, 6/01/39	$2,009	$2,081,214

New York — 4.9%
New York City Municipal Water & Sewer Finance Authority, RB:
Series DD, 5.00%, 6/15/37	6,299	6,302,366
Series FF-2, 5.50%, 6/15/40	1,575	1,641,485
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	5,790	5,797,270

		13,741,121

North Carolina — 2.2%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series A, 5.00%, 10/01/41	6,239	6,286,036

Ohio — 5.8%
Ohio Higher Educational Facility Commission, Refunding RB, Hospital, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,400	2,345,160
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	13,840	13,722,222

		16,067,382

South Carolina — 1.9%
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	4,995	5,236,458

Texas — 6.5%
Harris County Health Facilities Development Corp., Refunding RB, School Health Care System, Series B, 5.75%, 7/01/27 (d)	10,000	11,851,500
Texas Department of Housing & Community Affairs, MRB, Series B, AMT (Ginnie Mae), 5.25%, 9/01/32	3,531	3,433,952
Texas State University Systems, Refunding RB (AGM), 5.00%, 3/15/30	2,743	2,783,528

		18,068,980

Washington — 6.1%
Central Puget Sound Regional Transit Authority, RB, Series A:
5.00%, 11/01/34	5,000	5,038,650
5.00%, 11/01/36	4,000	4,030,920
(AGM), 5.00%, 11/01/32	7,693	7,834,500

		16,904,070

Wisconsin — 0.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	2,499	2,287,821

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 41.4%		115,277,490

Total Long-Term Investments (Cost — $470,942,491) — 169.1%		470,707,719

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	47

Schedule of Investments (concluded)	BlackRock MuniVest Fund II, Inc. (MVT)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

FFI Institutional Tax-Exempt Fund, 0.23% (i)(j)	5,653,323	$5,653,323

	Par (000)

Michigan Finance Authority, RB, SAN, Detroit Schools, Series A-1, 6.45%, 2/02/12	$3,255	3,275,409

Total Short-Term Securities (Cost — $8,908,323) — 3.2%		8,928,732

Total Investments (Cost — $479,850,814*) — 172.3%		479,636,451
Other Assets Less Liabilities — 0.3%		767,484
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (22.3)%		(62,094,919)
AMPS, at Redemption Value — (50.3)%		(140,025,090)

Net Assets — 100.0%		$278,283,926

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$418,792,193

Gross unrealized appreciation	$15,854,725
Gross unrealized depreciation	(17,055,243)

Net unrealized depreciation	$(1,200,518)

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	Issuer filed for bankruptcy and/or is in default of interest payments.

(c)	Non-income producing security.

(d)	Security is collateralized by Municipal or US Treasury obligations.

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

CitiGroup Global Markets	$6,249,979	$63,108

(f)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(g)	Variable rate security. Rate shown is as of report date.

(h)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(i)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2010	Net Activity	Shares Held at April 30, 2011	Income

FFI Institutional Tax-Exempt Fund	552,231	5,101,092	5,653,323	$7,593

(j)	Represents the current yield as of report date.

•	Financial futures contracts sold as of April 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

204	10-Year U.S.	Chicago Board	June 2011	$24,176,800	$(535,888)
	Treasury Note	of Trade

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments[1]	—	$470,707,719	—	$470,707,719
Short-Term Securities	$5,653,323	3,275,409	—	8,928,732

Total	$5,653,323	$473,983,128	—	$479,636,451

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(535,888)	—	—	$(535,888)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

48	ANNUAL REPORT	APRIL 30, 2011

Statements of Assets and Liabilities

April 30, 2011	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Assets

Investments at value — unaffiliated[1]	$445,412,074	$498,398,208	$325,746,415	$238,884,060	$271,442,320	$885,972,542	$473,983,128
Investments at value — affiliated[2]	1,560,240	3,470,954	6,564,515	3,999,689	6,952,084	9,713,431	5,653,323
Cash pledged as collateral for financial futures contracts	225,000	330,000	295,000	220,000	120,000	545,000	395,000
Cash	—	—	—	—	9,375	—	—
TOB Trust receivable	5,070,000	—	—	—	—	—	—
Investments sold receivable	1,035,641	—	100,000	50,000	277,688	2,625,029	40,000
Interest receivable	8,553,795	7,723,989	5,685,111	3,996,253	4,199,855	14,035,991	8,689,030
Income receivable — affiliated	—	—	—	—	—	279	—
Prepaid expenses	21,655	30,012	15,672	17,739	12,046	61,829	19,632
Other assets	—	—	—	—	—	103,224	—
Deferred offering costs	—	68,382	—	—	—	1,044,207	—

Total assets	461,878,405	510,021,545	338,406,713	247,167,741	283,013,368	914,101,532	488,780,113

Accrued Liabilities

Bank overdraft	—	347	454	—	—	145,852	—
Investments purchased payable	2,211,527	236,158	4,277,538	3,096,073	1,418,814	6,879,589	6,186,871
Income dividends payable — Common Shares	2,233,870	1,678,830	1,266,850	914,904	958,674	2,719,498	1,828,858
Investment advisory fees payable	209,335	212,230	153,596	112,127	113,214	417,176	201,581
Margin variation payable	21,750	31,875	28,500	21,375	20,625	52,875	38,250
Interest expense and fees payable	7,291	58,356	31,579	24,893	22,805	50,629	50,143
Officer’s and Directors’ fees payable	1,260	945	868	398	505	106,416	1,173
Offering costs payable	—	68,382	—	—	—	317,772	—
Other accrued expenses payable	191,469	299,231	85,604	68,434	89,377	186,612	119,445

Total accrued liabilities	4,876,502	2,586,354	5,844,989	4,238,204	2,624,014	10,876,419	8,426,321

Other Liabilities

Trust certificates[3]	23,111,092	61,582,907	43,487,622	33,617,184	31,665,414	66,608,812	62,044,776
VRDP Shares, at liquidation value of $100,000 per share[4,5]	—	—	—	—	—	287,100,000	—

Total other liabilities	23,111,092	61,582,907	43,487,622	33,617,184	31,665,414	353,708,812	62,044,776

Total Liabilities	27,987,594	64,169,261	49,332,611	37,855,388	34,289,428	364,585,231	70,471,097

AMPS at Redemption Value

$25,000 per share at liquidation preference, plus unpaid dividends[4,5]	—	142,588,554	83,705,661	55,053,584	87,004,310	—	140,025,090

Net Assets Applicable to Common Shareholders	$433,890,811	$303,263,730	$205,368,441	$154,258,769	$161,719,630	$549,516,301	$278,283,926

[1] Investments at cost — unaffiliated	$466,433,218	$506,317,873	$333,161,016	$242,181,740	$273,218,071	$880,653,596	$474,197,491

[2] Investments at cost — affiliated	$1,560,240	$3,470,954	$6,564,515	$3,999,689	$6,952,084	$9,713,431	$5,653,323

[3] Represents short-term floating rate certificates issued by TOBs
4 AMPS/VRDP Shares outstanding:
Par value $0.025 per share	—	4,575	—	—	—	—	—

Par value $0.05 per share	—	—	—	—	—	—	4,320

Par value $0.10 per share	—	1,128	3,348	2,202	3,480	2,871	1,280

5 AMPS/VRDP Shares authorized	—	7,480	5,000	3,480	5,360	15,671	7,000

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	49

Statements of Assets and Liabilities (concluded)

April 30, 2011	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Net Assets Applicable to Common Shareholders Consist of

Paid-in capital[6,7]	$479,397,343	$315,451,778	$208,494,144	$154,320,908	$174,480,906	$540,458,418	$282,471,742
Undistributed net investment income	1,662,370	5,981,672	4,260,439	3,703,185	3,342,889	9,402,200	5,996,321
Undistributed (accumulated) net realized gain (loss)	(25,843,038)	(9,803,482)	427,748	(168,177)	(14,170,800)	(4,922,477)	(9,433,886)
Net unrealized appreciation/ depreciation	(21,325,864)	(8,366,238)	(7,813,890)	(3,597,147)	(1,933,365)	4,578,160	(750,251)

Net Assets Applicable to Common Shareholders	$433,890,811	$303,263,730	$205,368,441	$154,258,769	$161,719,630	$549,516,301	$278,283,926

Net asset value per Common Share	$12.14	$10.30	$14.67	$13.74	$12.48	$14.45	$13.47

[6] Common shares outstanding, $0.10 par value	35,741,923	29,453,152	13,998,348	11,225,822	12,955,055	38,034,934	20,664,937

[7] Common Shares authorized	200 million	200 million	200 million	200 million	200 million	200 million	200 million

See Notes to Financial Statements.

50	ANNUAL REPORT	APRIL 30, 2011

Statements of Operations

Year Ended April 30, 2011	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Investment Income

Interest	$20,202,378	$25,441,021	$18,588,449	$13,454,146	$13,836,330	$44,204,013	$27,038,498
Income — affiliated	4,801	9,877	5,499	3,240	13,319	14,834	7,593

Total income	20,207,179	25,450,898	18,593,948	13,457,386	13,849,649	44,218,847	27,046,091

Expenses

Investment advisory	1,687,308	2,583,323	1,874,413	1,366,423	1,570,594	5,002,868	2,450,653
Reorganization	216,405	—	—	—	—	—	—
Accounting services	69,462	97,113	70,885	57,800	58,344	144,940	91,876
Professional	69,000	107,482	171,503	67,809	82,991	223,911	106,453
Transfer agent	47,356	74,513	42,599	35,202	36,254	87,354	58,306
Officer and Directors	29,989	35,236	24,218	17,809	18,875	74,113	32,544
Custodian	19,453	27,791	19,690	14,950	16,649	44,297	25,501
Printing	18,096	28,535	19,309	15,167	18,802	50,549	26,680
Registration	9,661	10,277	9,534	9,405	9,733	13,201	16,317
Commissions for AMPS	—	213,567	126,504	83,029	129,121	402,504	209,051
Liquidity fees	—	178,125	—	—	—	1,218,381	—
Miscellaneous	29,849	71,277	55,558	49,936	61,301	104,462	77,094

Total expenses excluding interest expense, fees and amortization of offering costs	2,196,579	3,427,239	2,414,213	1,717,530	2,002,664	7,366,580	3,094,475
Interest expense, fees and amortization of offering costs[1]	110,566	459,275	328,214	251,164	240,693	735,807	459,187

Total expenses	2,307,145	3,886,514	2,742,427	1,968,694	2,243,357	8,102,387	3,553,662
Less fees waived by advisor	(1,532)	(2,604)	(1,607)	(970)	(160,621)	(116,534)	(2,329)

Total expenses after fees waived	2,305,613	3,883,910	2,740,820	1,967,724	2,082,736	7,985,853	3,551,333

Net investment income	17,901,566	21,566,988	15,853,128	11,489,662	11,766,913	36,232,994	23,494,758

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(1,475,021)	(745,074)	792,717	588,399	(1,335,342)	2,847,724	(1,391,898)
Financial futures contracts	6,998	(170,355)	5,726	4,454	8,271	—	(213,064)

	(1,468,023)	(915,429)	798,443	592,853	(1,327,071)	2,847,724	(1,604,962)

Net change in unrealized appreciation/depreciation on:
Investments	(8,268,479)	(16,907,355)	(14,359,991)	(10,090,500)	(9,518,968)	(14,004,082)	(18,171,056)
Financial futures contracts	(304,720)	(446,573)	(399,289)	(299,467)	(157,614)	(740,786)	(535,888)

	(8,573,199)	(17,353,928)	(14,759,280)	(10,389,967)	(9,676,582)	(14,744,868)	(18,706,944)

Total realized and unrealized loss	(10,041,222)	(18,269,357)	(13,960,837)	(9,797,114)	(11,003,653)	(11,897,144)	(20,311,906)

Dividends and Distributions to AMPS Shareholders From

Net investment income	—	(895,488)	(425,020)	(217,592)	(360,146)	(3,940,263)	(921,768)
Net realized gain	—	—	(45,016)	(16,958)	—	—	—

Total dividends and distributions to AMPS Shareholders	—	(895,488)	(470,036)	(234,550)	(360,146)	(3,940,263)	(921,768)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$7,860,344	$2,402,143	$1,422,255	$1,457,998	$403,114	$20,395,587	$2,261,084

[1]	Related to TOBs and/or VRDP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	51

Statements of Changes in Net Assets

	BlackRock MuniAssets Fund, Inc. (MUA)		BlackRock MuniEnhanced Fund, Inc. (MEN)

	Year Ended April 30,		Year Ended April 30,

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010	2011	2010

Operations

Net investment income	$17,901,566	$16,818,625	$21,566,988	$22,103,824
Net realized loss	(1,468,023)	(505,303)	(915,429)	(2,514,799)
Net change in unrealized appreciation/depreciation	(8,573,199)	43,885,403	(17,353,928)	33,008,361
Dividends to AMPS Shareholders from net investment income	—	—	(895,488)	(972,174)

Net increase in net assets applicable to Common Shareholders resulting from operations	7,860,344	60,198,725	2,402,143	51,625,212

Dividends to Common Shareholders From

Net investment income	(17,952,389)	(17,164,842)	(20,117,032)	(18,620,500)

Capital Share Transactions

Value of Common shares issued from reorganization	176,471,885	—	—	—
Reinvestment of common dividends	679,731	1,897,902	895,425	—

Net increase in net assets applicable to Common Shareholders derived from capital share transactions	177,151,616	1,897,902	895,425	—

Net Assets

Total increase (decrease) in net assets applicable to Common Shareholders	167,059,571	44,931,785	(16,819,464)	33,004,712
Beginning of year	266,831,240	221,899,455	320,083,194	287,078,482

End of year	$433,890,811	$266,831,240	$303,263,730	$320,083,194

Undistributed net investment income	$1,662,370	$825,801	$5,981,672	$5,467,206

	BlackRock MuniHoldings Fund, Inc. (MHD)		BlackRock MuniHoldings Fund II, Inc. (MUH)

	Year Ended April 30,		Year Ended April 30,

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010	2011	2010

Operations

Net investment income	$15,853,128	$15,784,697	$11,489,662	$11,430,386
Net realized gain	798,443	983,601	592,853	848,274
Net change in unrealized appreciation/depreciation	(14,759,280)	32,294,227	(10,389,967)	22,414,189
Dividends and distributions to AMPS Shareholders from:
Net investment income	(425,020)	(478,200)	(217,592)	(252,975)
Net realized gain	(45,016)	(21,023)	(16,958)	—

Net increase in net assets applicable to Common Shareholders resulting from operations	1,422,255	48,563,302	1,457,998	34,439,874

Dividends and Distributions to Common Shareholders From

Net investment income	(14,941,651)	(13,840,853)	(10,870,379)	(10,095,056)
Net realized gain	(1,505,648)	(323,547)	(807,254)	—

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(16,447,299)	(14,164,400)	(11,677,633)	(10,095,056)

Capital Share Transactions

Reinvestment of common dividends and distributions	1,260,083	49,523	756,581	—

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	(13,764,961)	34,448,425	(9,463,054)	24,344,818
Beginning of year	219,133,402	184,684,977	163,721,823	139,377,005

End of year	$205,368,441	$219,133,402	$154,258,769	$163,721,823

Undistributed net investment income	$4,260,439	$3,774,667	$3,703,185	$3,333,318

See Notes to Financial Statements.

52	ANNUAL REPORT	APRIL 30, 2011

Statements of Changes in Net Assets (concluded)

	BlackRock MuniHoldings Quality Fund, Inc. (MUS)		BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

	Year Ended April 30,		Year Ended April 30,

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010	2011	2010

Operations

Net investment income	$11,766,913	$12,056,685	$36,232,994	$38,883,136
Net realized gain (loss)	(1,327,071)	(267,028)	2,847,724	735,933
Net change in unrealized appreciation/depreciation	(9,676,582)	12,924,699	(14,744,868)	59,229,788
Dividends to AMPS Shareholders from net investment income	(360,146)	(395,183)	(3,940,263)	(4,345,317)

Net increase in net assets applicable to Common Shareholders resulting from operations	403,114	24,319,173	20,395,587	94,503,540

Dividends to Common Shareholders From

Net investment income	(11,484,081)	(10,496,334)	(32,019,140)	(29,610,196)

Capital Share Transactions

Reinvestment of common dividends	823,393	93,344	—	—

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	(10,257,574)	13,916,183	(11,623,553)	64,893,344
Beginning of year	171,977,204	158,061,021	561,139,854	496,246,510

End of year	$161,719,630	$171,977,204	$549,516,301	$561,139,854

Undistributed net investment income	$3,342,889	$3,457,495	$9,402,200	$9,085,845

	BlackRock MuniVest Fund II, Inc. (MVT)

	Year Ended April 30,

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010

Operations

Net investment income	$23,494,758	$24,074,947
Net realized gain (loss)	(1,604,962)	1,639,858
Net change in unrealized appreciation/depreciation	(18,706,944)	45,862,257
Dividends to AMPS Shareholders from net investment income	(921,768)	(992,540)

Net increase in net assets applicable to Common Shareholders resulting from operations	2,261,084	70,584,522

Dividends to Common Shareholders From

Net investment income	(21,675,139)	(20,330,657)

Capital Share Transactions

Reinvestment of common dividends	2,232,641	1,628,414

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	(17,181,414)	51,882,279
Beginning of year	295,465,340	243,583,061

End of year	$278,283,926	$295,465,340

Undistributed net investment income	$5,996,321	$5,098,804

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	53

Statements of Cash Flows

Year Ended April 30, 2011	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations, excluding dividends to AMPS Shareholders	$3,297,631	$1,892,291	$1,692,548	$763,260	$24,335,850	$3,182,852
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	(327,946)	168,799	69,452	26,131	(71,927)	96,710
Decrease in prepaid expenses	11,381	6,490	6,820	8,121	12,252	19,415
Increase in cash pledged as collateral for financial futures contracts	(330,000)	(295,000)	(220,000)	(120,000)	(545,000)	(395,000)
Increase in other assets	—	—	—	—	(16,858)	—
Decrease in income receivable — affiliated	—	—	—	—	48	—
Increase (decrease) in investment advisory fees payable	(15,013)	(10,776)	(7,710)	(4,286)	23,255	(13,160)
Increase (decrease) in interest expense and fees payable	(11,572)	(547)	(881)	(3,525)	(5,668)	189
Decrease in other affiliates payable	(3,231)	(2,106)	(1,533)	(1,795)	(5,588)	(3,043)
Increase in other accrued expenses payable	233,471	29,034	21,053	37,639	95,463	40,230
Increase in margin variation payable	31,875	28,500	21,375	20,625	52,875	38,250
Increase (decrease) in Officer’s and Directors’ fees payable	212	389	46	(90)	18,329	166
Net realized and unrealized loss on investments	17,652,429	13,567,274	9,502,101	10,854,310	11,173,216	19,562,954
Amortization of premium and accretion of discount on investments	(230,212)	38,882	(341,973)	597,303	2,203,059	68,722
Proceeds from sales of long-term investments	44,071,565	56,635,773	42,757,951	77,496,614	185,468,575	82,818,369
Purchases of long-term investments	(50,190,447)	(53,205,851)	(38,933,772)	(80,059,381)	(203,301,489)	(80,208,195)
Net proceeds from sales (purchases) of short-term securities	3,736,469	(5,464,861)	(5,021,954)	1,701,582	7,828,445	(8,356,092)

Cash provided by operating activities	17,926,612	13,388,291	9,543,523	11,316,508	27,264,837	16,852,367

Cash Used for Financing Activities

Cash receipts from trust certificates	3,728,310	3,779,156	2,747,390	1,060,000	9,259,998	3,859,531
Cash payments for trust certificates	(1,539,999)	(1,580,000)	(1,150,000)	(1,350,000)	—	(410,270)
Cash payments on redemption of AMPS	—	—	—	—	(287,175,000)	—
Cash receipts from issuance of VRDP Shares	—	—	—	—	287,100,000	—
Increase in deferred offering costs	(68,382)	—	—	—	(1,044,207)	—
Increase in offering costs payable	68,382	—	—	—	317,772	—
Cash dividends paid to Common Shareholders	(19,216,860)	(15,117,160)	(10,905,597)	(10,656,118)	(31,790,930)	(19,377,197)
Cash dividends paid to AMPS Shareholders	(898,410)	(470,741)	(235,316)	(361,015)	(4,022,305)	(924,431)
Increase in custodian bank payable	347	454	—	—	89,835	—

Cash used for financing activities	(17,926,612)	(13,388,291)	(9,543,523)	(11,307,133)	(27,264,837)	(16,852,367)

Cash

Net increase (decrease) in cash	—	—	—	9,375	—	—
Cash at beginning of year	—	—	—	—	—	—

Cash at end of year	—	—	—	$9,375	—	—

Cash Flow Information

Cash paid during the year for interest and fees	$470,847	$328,761	$252,045	$244,218	$516,059	$458,998

Noncash Financing Activities

Capital shares issued in reinvestment of dividends paid to Common Shareholders	$895,425	$1,260,083	$756,581	$823,393	—	$2,232,641

A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the year, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

54	ANNUAL REPORT	APRIL 30, 2011

Financial Highlights	BlackRock MuniAssets Fund, Inc. (MUA)

	Year Ended April 30,		Period June 1, 2008 to April 30, 2009	Year Ended May 31,

	2011	2010		2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$12.63	$10.59	$12.79	$13.87	$13.65	$13.40

Net investment income[1]	0.73	0.80	0.72	0.78	0.82	0.81
Net realized and unrealized gain (loss)	(0.46)	2.06	(2.18)	(1.04)	0.24	0.27

Net increase (decrease) from investment operations	0.27	2.86	(1.46)	(0.26)	1.06	1.08

Dividends and distributions from:
Net investment income	(0.76)	(0.82)	(0.74)	(0.82)	(0.84)	(0.83)
Net realized gain	—	—	—	(0.00)[2]	—	—

Total dividends and distributions	(0.76)	(0.82)	(0.74)	(0.82)	(0.84)	(0.83)

Net asset value, end of period	$12.14	$12.63	$10.59	$12.79	$13.87	$13.65

Market price, end of period	$11.27	$12.65	$10.91	$13.35	$15.29	$14.13

Total Investment Return[3]

Based on net asset value	2.31%	27.72%	(11.29)%[4]	(1.90)%	7.72%	8.31%

Based on market price	(5.17)%	24.17%	(12.45)%[4]	(7.12)%	14.71%	13.22%

Ratios to Average Net Assets

Total expenses	0.78%	0.72%	0.77%[5]	0.70%	0.68%	0.68%

Total expenses after fees waived and paid indirectly	0.78%	0.72%	0.76%[5]	0.69%	0.68%	0.68%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	0.74%	0.67%	0.70%[5]	0.66%	0.68%	0.68%

Net investment income	6.07%	6.72%	7.13%[5]	5.81%	5.91%	5.97%

Supplemental Data

Net assets, end of period (000)	$433,891	$266,831	$221,899	$266,913	$287,367	$280,793

Portfolio turnover	24%	44%	23%	23%	25%	17%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	55

Financial Highlights	BlackRock MuniEnhanced Fund, Inc. (MEN)

	Year Ended April 30,		Period February 1, 2009 to April 30, 2009	Year Ended January 31,

	2011	2010		2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$10.90	$9.77	$9.15	$11.16	$11.55	$11.52

Net investment income[1]	0.73	0.75	0.18	0.72	0.78	0.76
Net realized and unrealized gain (loss)	(0.62)	1.04	0.58	(2.02)	(0.41)	0.06
Dividends to AMPS Shareholders from net investment income	(0.03)	(0.03)	(0.01)	(0.19)	(0.24)	(0.22)

Net increase (decrease) from investment operations	0.08	1.76	0.75	(1.49)	0.13	0.60

Dividends to Common Shareholders from net investment income	(0.68)	(0.63)	(0.13)	(0.52)	(0.52)	(0.57)

Net asset value, end of period	$10.30	$10.90	$9.77	$9.15	$11.16	$11.55

Market price, end of period	$9.99	$10.81	$8.88	$8.31	$10.66	$10.77

Total Investment Return[2]

Based on net asset value	0.78%	18.76%	8.40%[3]	(13.19)%	1.44%	5.66%

Based on market price	(1.44)%	29.59%	8.48%[3]	(17.46)%	3.92%	2.90%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[4]	1.24%	1.20%	1.46%[5]	1.77%	1.72%	1.69%

Total expenses after fees waived and paid indirectly[4]	1.24%	1.20%	1.45%[5]	1.76%	1.72%	1.69%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,6]	1.09%	1.04%	1.22%[5]	1.18%	1.08%	1.08%

Net investment income[4]	6.89%	7.17%	7.72%[5]	7.43%	6.85%	6.57%

Dividends to AMPS Shareholders	0.29%	0.32%	0.56%[5]	1.92%	2.08%	1.88%

Net investment income to Common Shareholders	6.60%	6.85%	7.16%[5]	5.51%	4.77%	4.69%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$303,264	$320,083	$287,078	$268,689	$327,711	$339,237

AMPS outstanding at $25,000 liquidation preference, end of period (000)	$142,575	$142,575	$158,850	$158,850	$187,000	$187,000

Portfolio turnover	9%	23%	6%	24%	18%	31%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	$78,179	$81,128	$70,185	$67,294	$68,834	$70,373

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

56	ANNUAL REPORT	APRIL 30, 2011

Financial Highlights	BlackRock MuniHoldings Fund, Inc. (MHD)

	Year Ended April 30,

	2011	2010	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of year	$15.75	$13.27	$15.20	$16.51	$16.14

Net investment income[1]	1.14	1.13	1.07	1.16	1.17
Net realized and unrealized gain (loss)	(1.01)	2.39	(1.94)	(1.20)	0.42
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.03)	(0.03)	(0.18)	(0.31)	(0.32)
Net realized gain	(0.00)[2]	(0.00)[2]	(0.01)	(0.03)	—

Net increase (decrease) from investment operations	0.10	3.49	(1.06)	(0.38)	1.27

Dividends and distributions to Common shareholders from:
Net investment income	(1.07)	(0.99)	(0.85)	(0.85)	(0.90)
Net realized gain	(0.11)	(0.02)	(0.02)	(0.08)	—

Total dividends and distributions to Common Shareholders	(1.18)	(1.01)	(0.87)	(0.93)	(0.90)

Net asset value, end of year	$14.67	$15.75	$13.27	$15.20	$16.51

Market price, end of year	$14.51	$15.70	$11.97	$14.77	$16.49

Total Investment Return[3]

Based on net asset value	0.57%	27.31%	(6.24)%	(2.08)%	8.06%

Based on market price	(0.21)%	40.68%	(12.97)%	(4.74)%	7.52%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[4]	1.28%	1.25%	1.65%	1.56%	1.54%

Total expenses after fees waived and paid indirectly[4]	1.28%	1.25%	1.64%	1.56%	1.54%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,5]	1.13%	1.11%	1.25%	1.20%	1.17%

Net investment income[4]	7.41%	7.67%	7.98%	7.27%	7.14%

Dividends to AMPS Shareholders	0.20%	0.24%	1.32%	1.96%	1.93%

Net investment income to Common Shareholders	7.21%	7.43%	6.66%	5.31%	5.20%

Supplemental Data

Net assets applicable to Common Shareholders, end of year (000)	$205,368	$219,133	$184,685	$211,429	$229,376

AMPS outstanding at $25,000 liquidation preference, end of year (000)	$83,700	$83,700	$91,925	$125,000	$125,000

Portfolio turnover	15%	41%	19%	30%	20%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	$86,342	$90,454	$75,230	$67,294	$70,889

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	57

Financial Highlights	BlackRock MuniHoldings Fund II, Inc. (MUH)

	Year Ended April 30,		Period August 1, 2008 to April 30, 2009
				Year Ended July 31,

	2011	2010		2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$14.65	$12.47	$13.66	$14.78	$14.82	$15.03

Net investment income[1]	1.03	1.02	0.72	1.04	1.05	1.04
Net realized and unrealized gain (loss)	(0.88)	2.08	(1.22)	(1.14)	(0.05)	(0.11)
Dividends to AMPS Shareholders from:
Net investment income	(0.02)	(0.02)	(0.10)	(0.26)	(0.27)	(0.23)
Net realized gain	(0.00)[2]	—	—	—	—	—

Net increase (decrease) from investment operations	0.13	3.08	(0.60)	(0.36)	0.73	0.70

Dividends and distributions to Common Shareholders from:
Net investment income	(0.97)	(0.90)	(0.59)	(0.76)	(0.77)	(0.91)
Net realized gain	(0.07)	—	—	—	—	—

Total dividends and distributions	(1.04)	(0.90)	(0.59)	(0.76)	(0.77)	(0.91)

Net asset value, end of period	$13.74	$14.65	$12.47	$13.66	$14.78	$14.82

Market price, end of period	$13.35	$14.68	$11.33	$13.01	$13.99	$14.12

Total Investment Return[3]

Based on net asset value	0.92%	25.71%	(3.55)%[4]	(2.30)%	5.08%	4.89%

Based on market price	(2.14)%	38.64%	(7.99)%[4]	(1.69)%	4.39%	(1.50)%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[5]	1.23%	1.25%	1.60%[6]	1.55%	1.63%	1.44%

Total expenses after fees waived[5]	1.23%	1.25%	1.60%[6]	1.55%	1.63%	1.44%

Total expenses after fees waived and excluding interest expense and fees[5,7]	1.07%	1.10%	1.22%[6]	1.18%	1.19%	1.18%

Net investment income[5]	7.18%	7.41%	7.84%[6]	7.07%	6.97%	7.04%

Dividends to AMPS Shareholders	0.14%	0.16%	1.07%[6]	1.79%	1.82%	1.55%

Net investment income to Common Shareholders	7.04%	7.25%	6.77%[6]	5.28%	5.15%	5.49%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$154,259	$163,722	$139,377	$152,633	$165,185	$165,565

AMPS outstanding at $25,000 liquidation preference, end of period (000)	$55,050	$55,050	$61,000	$61,000	$87,000	$87,000

Portfolio turnover	15%	41%	19%	28%	15%	49%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	$95,056	$99,353	$81,123	$87,562	$72,478	$72,555

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to AMPS Shareholders.

[6]	Annualized.

[7]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

58	ANNUAL REPORT	APRIL 30, 2011

Financial Highlights	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

	Year Ended April 30,

	2011	2010	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of year	$13.34	$12.27	$13.31	$14.10	$13.80

Net investment income[1]	0.91	0.94	0.93	1.05	0.93
Net realized and unrealized gain (loss)	(0.85)	0.97	(1.20)	(0.87)	0.36
Dividends to AMPS Shareholders from net investment income	(0.03)	(0.03)	(0.19)	(0.38)	(0.36)

Net increase (decrease) from investment operations	0.03	1.88	(0.46)	(0.20)	0.93

Dividends to Common Shareholders from net investment income	(0.89)	(0.81)	(0.58)	(0.59)	(0.63)

Net asset value, end of year	$12.48	$13.34	$12.27	$13.31	$14.10

Market price, end of year	$12.31	$13.40	$10.87	$11.97	$13.13

Total Investment Return[2]

Based on net asset value	0.21%	16.05%	(2.52)%	(0.95)%	7.29%

Based on market price	(1.60)%	31.59%	(3.97)%	(4.34)%	5.25%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[3]	1.34%	1.36%	1.88%	1.64%	1.67%

Total expenses after fees waived[3]	1.25%	1.20%	1.65%	1.51%	1.56%

Total expenses after fees waived and excluding interest expense and fees[3,4]	1.10%	1.04%	1.17%	1.27%	1.23%

Net investment income[3]	7.04%	7.23%	7.69%	7.72%	6.62%

Dividends to AMPS Shareholders	0.21%	0.24%	1.61%	2.80%	2.59%

Net investment income to Common Shareholders	6.83%	6.99%	6.08%	4.92%	4.03%

Supplemental Data

Net assets applicable to Common Shareholders, end of year (000)	$161,720	$171,977	$158,061	$171,510	$181,640

AMPS outstanding at $25,000 liquidation preference, end of year (000)	$87,000	$87,000	$94,200	$134,000	$134,000

Portfolio turnover	28%	22%	35%	57%	29%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	$71,472	$74,420	$66,951	$57,008	$58,903

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Do not reflect the effect of dividends to AMPS Shareholders.

[4]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	59

Financial Highlights	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

			Period June 1, 2008 to April 30, 2009
	Year Ended April 30,			Year Ended May 31,

	2011	2010		2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$14.75	$13.05	$14.45	$15.10	$15.07	$15.51

Net investment income[1]	0.95	1.02	0.89	1.04	1.03	1.04
Net realized and unrealized gain (loss)	(0.31)	1.57	(1.42)	(0.63)	0.18	(0.15)
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.10)	(0.11)	(0.23)	(0.33)	(0.28)	(0.21)
Net realized gain	—	—	—	—	(0.04)	(0.04)

Net increase (decrease) from investment operations	0.54	2.48	(0.76)	0.08	0.89	0.64

Dividends and distributions to Common Shareholders from:
Net investment income	(0.84)	(0.78)	(0.64)	(0.73)	(0.74)	(0.84)
Net realized gain	—	—	—	—	(0.12)	(0.23)

Total dividends and distributions to Common Shareholders	(0.84)	(0.78)	(0.64)	(0.73)	(0.86)	(1.07)

Capital charges with respect to issuance of AMPS shares	—	—	—	—	—	(0.01)

Net asset value, end of period	$14.45	$14.75	$13.05	$14.45	$15.10	$15.07

Market price, end of period	$13.65	$14.13	$11.77	$13.70	$14.85	$14.52

Total Investment Return[2]

Based on net asset value	3.86%	19.85%	(4.56)%[3]	0.86%	6.14%	4.71%

Based on market price	2.41%	27.29%	(9.21)%[3]	(2.76)%	8.34%	12.25%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[4]	1.45%	1.20%	1.44%[5]	1.30%	1.31%	1.24%

Total expenses after fees waived and paid indirectly[4]	1.43%	1.10%	1.25%[5]	1.07%	1.07%	1.00%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4,6]	1.30%	1.01%	1.02%[5]	0.90%	0.87%	0.87%

Net investment income[4]	6.48%	7.22%	7.46%[5]	6.97%	6.71%	6.82%

Dividends to AMPS Shareholders	(0.70)%	0.81%	1.94%[5]	2.23%	1.80%	1.36%

Net investment income to Common Shareholders	5.78%	6.41%	5.52%[5]	4.74%	4.91%	5.46%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$549,516	$561,140	$496,247	$549,415	$574,225	$573,034

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	$287,175	$287,175	$320,000	$320,000	$320,000

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$287,100	—	—	—	—	—

Portfolio turnover	21%	29%	13%	14%	12%	49%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	$73,857	$68,207	$67,941	$69,875	$69,781

Asset coverage per VRDP Share at $100,000 liquidation value, end of year	$291,402	—	—	—	—	—

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

See Notes to Financial Statements.

60	ANNUAL REPORT	APRIL 30, 2011

Financial Highlights	BlackRock MuniVest Fund II, Inc. (MVT)

			Period November 1, 2008 to April 30, 2009
	Year Ended April 30,			Year Ended October 31,

	2011	2010		2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$14.41	$11.95	$10.95	$14.49	$15.35	$15.13

Net investment income[1]	1.14	1.18	0.53	1.12	1.16	1.16
Net realized and unrealized gain (loss)	(0.99)	2.32	0.95	(3.49)	(0.84)	0.35
Dividends to AMPS Shareholders from net investment income	(0.04)	(0.05)	(0.05)	(0.32)	(0.32)	(0.29)

Net increase (decrease) from investment operations	0.11	3.45	1.43	(2.69)	—	1.22

Dividends to Common Shareholders from net investment income	(1.05)	(0.99)	(0.43)	(0.85)	(0.86)	(1.00)

Net asset value, end of period	$13.47	$14.41	$11.95	$10.95	$14.49	$15.35

Market price, end of period	$13.72	$14.94	$11.65	$9.75	$13.91	$16.29

Total Investment Return[2]

Based on net asset value	0.73%	29.75%	13.71%[3]	(19.33)%	(0.02)%	8.36%

Based on market price	(1.04)%	37.99%	24.49%[3]	(25.18)%	(9.56)%	12.98%

Ratios to Average Net Assets to Common Shareholders

Total expenses[4]	1.23%	1.25%	1.51%[5]	1.67%	1.67%	1.61%

Total expenses after fees waived and excluding interest expense and fees[4,6]	1.07%	1.10%	1.26%[5]	1.16%	1.12%	1.11%

Net investment income[4]	8.14%	8.72%	9.77%[5]	8.03%	7.74%	7.70%

Dividends to AMPS Shareholders	0.32%	0.36%	0.95%[5]	2.31%	2.11%	1.90%

Net investment income to Common Shareholders	7.82%	8.36%	8.82%[5]	5.72%	5.63%	5.80%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$278,284	$295,465	$243,583	$223,210	$293,836	$309,975

AMPS outstanding at $25,000 liquidation preference, end of period (000)	$140,000	$140,000	$150,800	$150,800	$175,000	$175,000

Portfolio turnover	16%	30%	9%	49%	43%	60%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	$74,698	$77,767	$65,388	$62,019	$67,004	$69,307

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	61

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock MuniAssets Fund, Inc. (“MUA”), BlackRock MuniEnhanced Fund, Inc. (“MEN”), BlackRock MuniHoldings Fund, Inc. (“MHD”), BlackRock Muni-Holdings Fund II, Inc. (“MUH”), BlackRock MuniHoldings Quality Fund, Inc. (formerly BlackRock MuniHoldings Insured Fund, Inc.) (“MUS”), BlackRock Muni Intermediate Duration Fund, Inc. (“MUI”) and BlackRock MuniVest Fund II, Inc. (“MVT”) (collectively, the “Funds”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. The Funds are organized as Maryland corporations. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Funds determine and make available for publication the net asset value of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Reorganization: The Board of Directors (the “Board”) and shareholders of MUA and the Board and shareholders of BlackRock Apex Municipal Fund, Inc. (“APX”) approved the reorganization of APX into MUA pursuant to which MUA acquired substantially all of the assets and substantially all of the liabilities of APX in exchange for an equal aggregate value of newly-issued Common Shares of MUA.

Each Common Shareholder of APX received Common Shares of MUA in an amount equal to the aggregate net asset value of such Common Shareholder’s APX Common Shares, as determined at the close of business on February 25, 2011, less the costs of APX’s reorganization (although cash was distributed for any fractional Common Shares).

The reorganization was accomplished by a tax-free exchange of Common Shares of MUA in the following amounts and at the following conversion ratio:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares of MUA

APX	19,990,638	0.72861057	14,565,391

APX’s net assets and composition of net assets on February 25, 2011, the date of the merger, were as follows:

Target Fund	Net Assets Applicable to Common Shareholders	Paid-in Capital	Undistributed Net Investment Income

APX	$176,471,885	$192,252,646	$670,780

Target Fund	Accumulated Net Realized Loss	Net Unrealized Depreciation

APX	$(8,314,694)	$(8,136,847)

For financial reporting purposes, assets received and shares issued by MUA were recorded at fair value; however, the cost basis of the investments received from APX was carried forward to align ongoing reporting of MUA’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of MUA immediately after the acquisition amounted to $433,042,831. APX’s fair value and cost of investments prior to the reorganization was $173,035,802 and $181,172,649, respectively.

The purpose of this transaction was to combine two funds managed by the Manager (as defined in Note 3 below) with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on February 28, 2011.

Assuming the acquisition had been completed on May 1, 2010, the beginning of the annual reporting period of MUA, the pro forma results of operations for the year ended April 30, 2011, are as follows:

•	Net investment income: $26,815,648

•	Net realized and change in unrealized gain on investments:
$(16,410,597)

•	Net increase in net assets applicable to Common Shareholders resulting from operations: $10,405,051

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MUA that have been included in MUA’s Statement of Operations since February 25, 2011.

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor

62	ANNUAL REPORT	APRIL 30, 2011

Notes to Financial Statements (continued)

deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be terminated without the consent of a Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the year ended April 30, 2011, no TOBs that the Funds participated in were terminated without the consent of the Funds.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Fund, which typically invests the cash in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as trust certificates in the Statements of Assets and Liabilities.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At April 30, 2011, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for trust certificates and the range of interest rates on the liability for trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for Trust Certificates	Range of Interest Rates

MUA	$43,910,814	$23,111,092	0.26% – 0.43%
MEN	$116,645,005	$61,582,907	0.26% – 0.36%
MHD	$80,625,647	$43,487,622	0.26% – 0.32%
MUH	$61,891,745	$33,617,184	0.26% – 0.32%
MUS	$58,655,636	$31,665,414	0.26% – 0.41%
MUI	$120,974,818	$66,608,812	0.26% – 0.36%
MVT	$115,277,490	$62,044,776	0.26% – 0.40%

For the year ended April 30, 2011, the Funds’ average trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average Trust Certificates Outstanding	Daily Weighted Average Interest Rate

MUA	$12,058,374	0.92%
MEN	$61,491,828	0.75%
MHD	$43,372,644	0.76%
MUH	$33,570,944	0.75%
MUS	$31,802,227	0.76%
MUI	$64,427,659	0.79%
MVT	$62,158,566	0.72%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market values of municipal bonds deposited into the TOB may adversely affect the Funds’ net asset values per share.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party

ANNUAL REPORT	APRIL 30, 2011	63

Notes to Financial Statements (continued)

broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to AMPS and VRDP Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four periods ended as follows:

	Year Ended	Year Ended	Period	Year Ended

MUA	April 30, 2011	April 30, 2010	June 1, 2008 to April 30, 2009	May 31, 2008

MEN	April 30, 2011	April 30, 2010	February 1, 2009 to April 30, 2009	January 31, 2009

MHD	April 30, 2011	April 30, 2010	April 30, 2009	April 30, 2008

MUH	April 30, 2011	April 30, 2010	August 1, 2008 to April 30, 2009	July 31, 2008

MUS	April 30, 2011	April 30, 2010	April 30, 2009	April 30, 2008

MUI	April 30, 2011	April 30, 2010	June 1, 2008 to April 30, 2009	May 31, 2008

MVT	April 30, 2011	April 30, 2010	November 1, 2008 to April 30, 2009	October 31, 2008

The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Each Fund may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover each Fund’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Offering Costs: MEN and MUI incurred costs in connection with its issuance of VRDP Shares, which were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares. Amortization of these costs for MUI is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

64	ANNUAL REPORT	APRIL 30, 2011

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of April 30, 2011

Liability Derivatives

		MUA	MEN	MHD	MUH	MUS	MUI	MVT

	Statements of Assets and Liabilities Location				Value

Interest rate contracts	Net unrealized depreciation*	$304,720	$446,573	$399,289	$299,467	$157,614	$740,786	$535,888

*

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended April 30, 2011

	Net Realized Gain (Loss) From

	MUA	MEN	MHD	MUH	MUS	MVT

Interest rate contracts:
Financial futures contracts	$6,998	$(170,355)	$5,726	$4,454	$8,271	$(213,064)

	Net Change in Unrealized Appreciation/Depreciation on

	MUA	MEN	MHD	MUH	MUS	MUI	MVT

Interest rate contracts:
Financial futures contracts	$(304,720)	$(446,573)	$(399,289)	$(299,467)	$(157,614)	$(740,786)	$(535,888)

For the year ended April 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT

Financial futures contracts:
Average number of contracts sold	29	59	38	29	15	71	51
Average notional value of contracts sold	$3,436,898	$7,013,712	$4,503,522	$3,377,641	$1,777,706	$8,355,218	$6,044,200

3. Investment Advisory Agreement and Other Transactions with Affiliates:

As of April 30, 2011, The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) were the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at the following annual rates of each Fund’s average daily net assets:

MUA	0.55%
MEN	0.50%
MHD	0.55%
MUH	0.55%
MUS	0.55%
MUI	0.55%
MVT	0.50%

Average daily net assets is the average daily value of each Fund’s total assets minus the sum of its accrued liabilities.

The Manager contractually agreed to waive a portion of the investment advisory fees or other expenses on MUI as a percentage of its average daily net assets as follows: 0.05% through July 31, 2010 and 0.00% thereafter. For the year ended April 30, 2011, the waiver was $112,432, which is included in fees waived by advisor in the Statements of Operations.

The Manager, for MUS, voluntarily agreed to waive its investment advisory fee on the proceeds of the AMPS and TOBs that exceed 35% of net assets applicable to Common Shareholders. This amount is included in fees waived by advisor in the Statements of Operations. For the year ended April 30, 2011, the waiver was $156,792.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees

ANNUAL REPORT	APRIL 30, 2011	65

Notes to Financial Statements (continued)

waived by advisor in the Statements of Operations. For the year ended April 30, 2011, the amounts waived were as follows:

MUA	$1,532
MEN	$2,604
MHD	$1,607
MUH	$970
MUS	$3,829
MUI	$4,102
MVT	$2,329

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, Inc. for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

For the period May 1, 2010 to December 31, 2010, the Funds reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

MUA	$3,537
MEN	$6,720
MHD	$4,443
MUH	$3,240
MUS	$3,718
MUI	$11,774
MVT	$6,382

Effective January 1, 2011, the Funds no longer reimburse the Manager for accounting services.

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments excluding short-term securities for the year ended April 30, 2011, were as follows:

	Purchases	Sales

MUA	$75,165,414	$77,872,308
MEN	$49,208,155	$44,071,565
MHD	$50,632,129	$56,645,773
MUH	$37,020,344	$42,752,951
MUS	$81,478,195	$77,574,426
MUI	$185,807,942	$186,078,991
MVT	$76,793,048	$82,511,442

5. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2011, attributable to amortization methods on fixed income securities, distributions received from a regulated investment company, the sale of bonds received from tender option bond trusts, the reclassification of distributions, non-deductible expenses, the expiration of capital loss carryforwards and securities in default were reclassified to the following accounts:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT

Paid-in capital	$(9,328,011)	—	—	—	—	$(43,088)	—
Undistributed net investment income	$216,612	$(40,002)	$(685)	$(31,824)	$(37,292)	$42,764	$(334)
Accumulated net realized gain (loss)	$9,111,399	$40,002	$685	$31,824	$37,292	$324	$334

The tax character of distributions paid during the fiscal years ended April 30, 2011 and April 30, 2010 was as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT

Tax-exempt income:
4/30/2011	$17,692,426	$21,012,520	$15,260,047	$11,057,513	$11,844,227	$36,127,151	$22,581,030
4/30/2010	16,841,125	19,592,674	14,314,693	10,348,031	10,891,517	33,955,513	21,323,197
Ordinary income:
4/30/2011	259,963	—	571,786	88,940	—	14,580	15,877
4/30/2010	323,717	—	4,360	—	—	—	—
Long-term capital gains:
4/30/2011	—	—	1,085,502	765,730	—	—	—
4/30/2010	—	—	344,570	—	—	—	—

Total distributions
4/30/2011	$17,952,389	$21,012,520	$16,917,335	$11,912,183	$11,844,227	$36,141,731	$22,596,907

4/30/2010	$17,164,842	$19,592,674	$14,663,623	$10,348,031	$10,891,517	$33,955,513	$21,323,197

66	ANNUAL REPORT	APRIL 30, 2011

Notes to Financial Statements (continued)

As of April 30, 2011, the tax components of accumulated net earnings (losses) were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT

Undistributed tax-exempt income	$438,975	$5,993,558	$3,850,789	$3,199,226	$3,401,820	$8,637,488	$5,250,651
Undistributed ordinary income	44,057	—	11,090	3,521	—	10,428	4,186
Capital loss carryforwards	(24,560,255)	(8,581,746)	—	—	(12,154,406)	(4,292,922)	(4,202,338)
Net unrealized gains (losses)*	(21,429,309)	(9,599,860)	(6,987,582)	(3,264,886)	(4,008,690)	4,702,889	(5,240,315)

Total	$(45,506,532)	$(12,188,048)	$(3,125,703)	$(62,139)	$(12,761,276)	$9,057,883	$(4,187,816)

*

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the deferral of post-October capital losses for tax purposes, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the treatment of residual interests in tender option bond trusts, and the deferral of compensation to directors.

As of April 30, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires April 30,	MUA	MEN	MUS	MUI	MVT

2012	$5,521,565	$364,714	—	—	—
2013	3,762,613	—	—	—	—
2014	3,072,949	—	—	—	—
2015	5,065,527	—	—	—	—
2016	901,327	2,508,309	$166,265	$240,595	$4,202,338
2017	3,645,754	3,540,378	5,373,343	321,623	—
2018	396,366	1,225,298	6,614,798	3,730,704	—
2019	2,194,154	943,047	—	—	—

Total	$24,560,255	$8,581,746	$12,154,406	$4,292,922	$4,202,338

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after April 30, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6. Concentration, Market and Credit Risk:

MEN, MHD, MUH, MUS and MUI invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of April 30, 2011, MUA invested a significant portion of its assets in securities in the health and corporate sectors. MEN invested a significant portion of its assets in securities in the county/city/special district/school district and transportation sectors. MHD, MUH and MVT invested a significant portion of their assets in securities in the health sector. MUS invested a significant portion of its assets in securities in the county/city/special district/school district, utilities and transportation sectors. MUI invested a significant portion of its assets in securities in the state and county/city/special district/school district sectors. Changes in economic conditions affecting the county/city/ special district/school district, health, state, utilities and transportation sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

Each Fund is authorized to issue 200 million of $0.10 par value shares, all of which were initially classified as Common Shares. The par value for each Fund’s AMPS or VRDP Shares is $0.10 except MEN Series A, B and C, which is $0.025, and MVT Series A, B and C, which is $0.05. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

ANNUAL REPORT	APRIL 30, 2011	67

Notes to Financial Statements (continued)

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended April 30, 2011	Year Ended April 30, 2010

MUA	52,762	163,187
MEN	83,278	—
MHD	82,143	3,195
MUH	52,545	—
MUS	61,762	7,093
MVT	158,460	121,196

Shares issued and outstanding remained constant for MUI for the years ended April 30, 2010 and April 30, 2011.

AMPS

The AMPS are redeemable at the option of each Fund except MUI, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Fund, as set forth in each Fund’s Articles of Supplementary are not satisfied.

From time to time in the future, each Fund except MUI, may effect repurchases of its AMPS at prices below their liquidation preference as agreed upon by the Fund and seller. Each Fund except MUI, also may redeem its AMPS from time to time as provided in the applicable Governing Instrument. Each Fund except MUI, intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

MEN, MHD, MUH, MUS and MVT had the following series of AMPS outstanding, effective yields and reset frequency as of April 30, 2011:

	Series	AMPS	Effective Yield	Reset Frequency Days

MEN	A1	1,525	0.40%	28
	B1	1,525	0.40%	28
	C1	1,525	0.40%	7
	D2	1,128	1.47%	7

MHD	A1	1,473	0.40%	7
	B1	1,473	0.41%	7
	C2	402	1.46%	7

MUH	A1	1,101	0.40%	7
	B1	1,101	0.41%	7

MUS	A1	1,740	0.41%	7
	B1	1,740	0.40%	7

MVT	A1	1,440	0.37%	28
	B1	1,440	0.38%	28
	C1	1,440	0.41%	7
	D2	1,280	1.46%	7

[1]

The maximum applicable rate on this series of AMPS is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

[2]

The maximum applicable rate on this series of AMPS is the higher of 110% plus or times (i) the Telerate/BAA LIBOR or (ii) 90% of Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

Dividends on seven-day and 28-day AMPS are cumulative at a rate which is reset every seven or 28 days, respectively, based on the results of an auction. If the AMPS fail to clear the auction on an auction date, each Fund is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the AMPS is as footnoted in the preceding table above. The low, high and average dividend rates on the AMPS for each Fund for the period were as follows:

	Series	Low	High	Average

MEN	A	0.37%	0.50%	0.42%
	B	0.38%	0.50%	0.42%
	C	0.35%	0.50%	0.42%
	D	1.43%	1.56%	1.48%

MHD	A	0.35%	0.50%	0.42%
	B	0.35%	0.50%	0.42%
	C	1.43%	1.56%	1.48%

MUH	A	0.35%	0.50%	0.42%
	B	0.35%	0.50%	0.41%

MUS	A	0.35%	0.50%	0.41%
	B	0.35%	0.50%	0.42%

MUI	M7	1.43%	1.56%	1.48%
	T7	1.43%	1.56%	1.48%
	W7	1.43%	1.56%	1.48%
	TH7	1.43%	1.56%	1.48%
	F7	1.43%	1.56%	1.48%
	TH28	1.43%	1.52%	1.48%

MVT	A	0.37%	0.46%	0.41%
	B	0.38%	0.50%	0.42%
	C	0.37%	0.50%	0.42%
	D	1.43%	1.56%	1.48%

68	ANNUAL REPORT	APRIL 30, 2011

Notes to Financial Statements (continued)

Since February 13, 2008, the AMPS of the Funds failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.35% to 1.56% for the year ended April 30, 2011. A failed auction is not an event of default for the Funds but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a fund’s auction rate preferred shares than buyers. A successful auction for the Funds’ AMPS may not occur for some time, if ever, and even if liquidity does resume, AMPS Shareholders may not have the ability to sell the AMPS at their liquidation preference.

The Funds may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding AMPS is less than 200%.

The Funds pay commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions.

AMPS issued and outstanding remained constant for the year ended April 30, 2011 for MEN, MHD, MUH, MUS and MVT.

During the year ended April 30, 2011, MUI announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal

MUI	M7	4/05/11	1,795	$44,875,000
	T7	4/06/11	2,423	$60,575,000
	W7	4/07/11	1,795	$44,875,000
	TH7	4/08/11	2,423	$60,575,000
	F7	4/04/11	1,795	$44,875,000
	TH28	4/08/11	1,256	$31,400,000

MUI financed the AMPS redemptions with the proceeds received from the issuance of VRDP Shares of $287,100,000.

During the year ended April 30, 2010, MEN, MHD, MUH, MUS and MVT announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal

MEN	A	7/14/09	174	$4,350,000
	B	7/21/09	174	$4,350,000
	C	6/30/09	174	$4,350,000
	D	7/06/09	129	$3,225,000

MHD	A	7/08/09	145	$3,625,000
	B	7/06/09	145	$3,625,000
	C	7/07/09	39	$975,000

MUH	A	7/08/09	119	$2,975,000
	B	7/06/09	119	$2,975,000

MUS	A	7/06/09	144	$3,600,000
	B	7/07/09	144	$3,600,000

MVT	A	7/30/09	111	$2,775,000
	B	7/09/09	111	$2,775,000
	C	7/09/09	111	$2,775,000
	D	7/07/09	99	$2,475,000

MEN, MHD, MUH, MUS and MVT financed the AMPS redemptions with cash received from TOB transactions.

VRDP Shares

On March 17, 2011, MUI issued 2,871 Series W-7 VRDP Shares, $100,000 liquidation value per share with a maturity date of April 1, 2041, in a privately negotiated offering. The VRDP Shares were offered to institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933 and include a liquidity feature that allows the VRDP shareholders to have their shares purchased by the liquidity provider in the event of a failed remarketing. MUI entered into a fee agreement with the liquidity provider that required an initial and per annum liquidity fee which is shown as liquidity fees in the Statements of Operations.

Dividends on the VRDP Shares are set weekly at a rate established by a remarketing agent. Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of MUI. MUI also may redeem the VRDP Shares if it fails to maintain a 200% asset coverage requirement and such failure is not cured timely. The redemption price per share is equal to the liquidation value per share. All of MUI’s VRDP Shares have successfully remarketed since issuance, with an annualized dividend rate of 0.51% for the period ended April 30, 2011. For financial reporting purposes, the liquidation value of VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest payable in the Statements of Assets and Liabilities, and the dividends paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. Dividends paid to holders of VRDP Shares are treated as tax-exempt income.

ANNUAL REPORT	APRIL 30, 2011	69

Notes to Financial Statements (concluded)

During the period, MEN entered into a Fee Agreement (the “Agreement”) with a financial institution in relation to the refinancing of AMPS. Pursuant to the terms of the Agreement, effective February 1, 2011, MEN paid a liquidity fee through the date of the refinancing at an annual rate of 0.50% of the refinancing amounts, which is shown as liquidity fees on the Statements of Operations.

The holders of Preferred Shares have voting rights equal to the Common Shareholders (one vote per share) and will vote together with Common Shareholders (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on June 1, 2011 to Common Shareholders of record on May 16, 2011 as follows:

Common Dividend Per Share

MUA	$0.0625
MEN	$0.0570
MHD	$0.0905
MUH	$0.0815
MUS	$0.0740
MUI	$0.0715
MVT	$0.0885

The dividends declared on AMPS or VRDP Shares for the period May 1, 2011 to May 31, 2011 were as follows:

	Series	Dividends Declared

MEN	A	$11,223
	B	$11,767
	C	$10,770
	D	$32,675

MHD	A	$10,479
	B	$10,285
	C	$11,739

MUH	A	$7,953
	B	$7,837

MUS	A	$12,155
	B	$12,653

MUI	W-7	$103,749

MVT	A	$10,831
	B	$10,667
	C	$10,228
	D	$37,405

On May 12, 2011, MEN announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal

MEN	A	6/14/11	1,525	$38,125,000
	B	6/21/11	1,525	$38,125,000
	C	5/31/11	1,525	$38,125,000
	D	6/10/11	1,128	$28,200,000

On May 17, 2011, MEN issued 1,425 Series W-7 VRDP Shares, $100,000 liquidation value per share with a maturity date of June 1, 2041 and total proceeds received of $142,500,000 in a private offering of VRDP Shares with qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933 to finance the AMPS redemption.

Each Fund will pay a net investment income dividend on July 1, 2011 to Common Shareholders of record on June 15, 2011 as follows:

Common Dividend Per Share

MUA	$0.0625
MEN	$0.0570
MHD	$0.0905
MUH	$0.0815
MUS	$0.0740
MUI	$0.0715
MVT	$0.0885

70	ANNUAL REPORT	APRIL 30, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Boards of Directors of:
BlackRock MuniAssets Fund, Inc.
BlackRock MuniEnhanced Fund, Inc.
BlackRock MuniHoldings Fund, Inc.
BlackRock MuniHoldings Fund II, Inc.
BlackRock MuniHoldings Quality Fund, Inc.
BlackRock Muni Intermediate Duration Fund, Inc.
BlackRock MuniVest Fund II, Inc.

We have audited the accompanying statements of assets and liabilities of BlackRock MuniAssets Fund, Inc., BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Quality Fund, Inc. (formerly BlackRock MuniHoldings Insured Fund, Inc.), BlackRock Muni Intermediate Duration Fund, Inc., and BlackRock MuniVest Fund II, Inc. (collectively, the “Funds”), including the schedules of investments, as of April 30, 2011, and the related statements of operations for the year then ended, the statements of cash flows of BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Quality Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., and BlackRock MuniVest Fund II, Inc. for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniAssets Fund, Inc., BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Quality Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., and BlackRock MuniVest Fund II, Inc., as of April 30, 2011, the results of their operations for the year then ended, the statements of cash flows of BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Quality Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., and BlackRock MuniVest Fund II, Inc. for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
June 24, 2011

ANNUAL REPORT	APRIL 30, 2011	71

Important Tax Information (Unaudited)

The following table summarizes the taxable per share distributions paid by MUA, MHD, MUH, MUI and MVT during the taxable year ended April 30, 2011:

MUA	Payable Date	Ordinary Income*	Long-Term Capital Gains

Common Shareholders	12/31/10	$0.012276	—

MHD

Common Shareholders	12/31/10	$0.039771	$0.075505

Preferred Shareholders:
Series A	11/17/10	$1.05	$1.98
Series A	11/24/10	$1.08	$2.06
Series A	12/08/10	$1.05	$1.98
Series A	12/15/10	$1.08	$1.18

Series B	11/26/10	$1.08	$2.06
Series B	12/03/10	$1.12	$2.14
Series B	12/10/10	$1.02	$1.91
Series B	12/17/10	$0.45	$0.85

Series C	11/16/10	$3.68	$6.98
Series C	11/23/10	$3.75	$7.12
Series C	11/30/10	$3.78	$7.18
Series C	12/07/10	$2.74	$5.21

MUH

Common Shareholders	12/31/10	$0.007774	$0.066937

Preferred Shareholders:
Series A	12/08/10	$0.31	$2.72
Series A	12/15/10	$0.32	$2.71
Series A	12/22/10	$0.21	$1.76

Series B	11/29/10	$0.32	$2.82
Series B	12/06/10	$0.34	$2.92
Series B	12/20/10	$0.17	$1.38

MUI

Common Shareholders	12/31/10	$0.000335

Preferred Shareholders:
Series M7	11/30/10	$0.16
Series T7	11/24/10	$0.16
Series W7	11/26/10	$0.16
Series TH7	11/26/10	$0.16
Series F7	11/29/10	$0.16
Series TH28	12/17/10	$0.16

MVT

Common Shareholders	12/31/10	$0.000737

Preferred Shareholders:
Series A	12/16/10	$0.08
Series B	12/23/10	$0.08
Series C	11/26/10	$0.08
Series D	11/30/10	$0.27

*

Additionally, all ordinary income distributions are comprised of interest related dividends and qualified short-term capital gains for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

All other net investment income distributions paid by MUA, MEN, MHD, MUH, MUS, MUI and MVT during the taxable year ended April 30, 2011 qualify as tax-exempt interest dividends for federal income tax purposes.

72	ANNUAL REPORT	APRIL 30, 2011

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by BNY Mellon Shareowner Services for MUA, MHD, MUH, MUS and MVT and Computershare Trust Company, N.A. for MEN and MUI (individually, the “Reinvestment Plan Agent” or together, the “Reinvestment Plan Agents”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the NAV per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV per share is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV per share is greater than the market value per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agents will invest any un-invested portion in newly issued shares.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares through Computershare Trust Company, N.A. are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. Participants that request a sale of shares through BNY Mellon Shareowner Services are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to the respective Reinvestment Plan Agent: BNY Mellon Shareowner Services, P.0. Box 358035, Pittsburgh, PA 15252-8035, Telephone: (866) 216-0242 for shareholders of MUA, MHD, MUH, MUS and MVT or Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1BFM or overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021 for shareholders of MEN and MUI.

ANNUAL REPORT	APRIL 30, 2011	73

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Directors[1]

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chair of the Board and Director	Since 2007

Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				95 RICs consisting of 95 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chair of the Board, Chair of the Audit Committee and Director	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment banker at Morgan Stanley from 1976 to 1987.

				95 RICs consisting of 95 Portfolios	AtriCure, Inc. (medical devices)

Michael Castellano 55 East 52nd Street New York, NY 10055 1946	Director and Member of the Audit Committee	Since 2011

Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religions (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.

				95 RICs consisting of 95 Portfolios	None

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since 2007

Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management, since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				95 RICs consisting of 95 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

				95 RICs consisting of 95 Portfolios	The McClatchy Company (publishing); Bell South (telecommunications); Knight Ridder (publishing)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	95 RICs consisting of 95 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007

Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000. Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.

				95 RICs consisting of 95 Portfolios	BlackRock Kelso Capital Corp. (business development company)

74	ANNUAL REPORT	APRIL 30, 2011

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Directors[1] (concluded)

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2007

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director of Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.

				95 RICs consisting of 95 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

				95 RICs consisting of 95 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, each Director first became a member of the Board of Directors of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

Interested Directors[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.

			165 RICs consisting of 290 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end Funds in the BlackRock fund complex from 1989 to 2006.

			165 RICs consisting of 290 Portfolios.	None

[3]

Mr. Davis is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT	APRIL 30, 2011	75

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years

Funds Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011

Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director, Family Resource Network (charitable foundation) since 2009.

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]

Managing Director of BlackRock, Inc. since 2000; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P.-advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

[1]	Officers of the Funds serve at the pleasure of the Board of Directors.

[2]	Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Effective November 10, 2010, Ira P. Shapiro became Secretary of the Funds.

Effective February 11, 2011, John M. Perlowski became President and Chief Executive Officer of the Funds.

Effective April 14, 2011, Michael Castellano became a Director of the Funds and a Member of the Audit Committee.

76	ANNUAL REPORT	APRIL 30, 2011

Officers and Directors (concluded)

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment
Management, LLC
Plainsboro, NJ 08536

Custodians
The Bank of New York Mellon[3]
New York, NY 10286

State Street Bank and
Trust Company[4]
Boston, MA 02101

Transfer Agent Common Shares:
BNY Mellon Shareowner Services[3]
Jersey City, NJ 07310

Computershare Trust Company, N.A.[4]
Providence, RI 02940

Auction Agent AMPS or VRDP Shares:
The Bank of New York Mellon
New York, NY 10286

Accounting Agent
State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

[3]	For MUA, MHD, MUH, MUS and MVT.

[4]	For MEN and MUI.

ANNUAL REPORT	APRIL 30, 2011	77

Additional Information

Proxy Results

At a special meeting of all shareholders of MUA held on December 17, 2010, the results were as follows:

		For	Against	Abstain

1.

To approve the issuance of additional shares of common stock of MUA in connection with an Agreement and Plan of Reorganization among MUA, BlackRock Apex Municipal Fund, Inc. and MUA Merger Subsidiary, LLC.

	With respect to Proposal 1, the shares of MUA were voted as follows:	9,753,505	1,025,327	456,590

2.

To approve the proposal to remove MUA’s fundamental investment restriction restricting BlackRock MuniAssets Fund, Inc. from issuing senior securities or borrowing amounts in excess of 5% of its total assets taken at market value.

	With respect to Proposal 2, the shares of MUA were voted as follows:	9,495,627	1,257,020	482,775

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. Each Fund filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times, in any particular month, pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

78	ANNUAL REPORT	APRIL 30, 2011

Additional Information (continued)

General Information

On June 10, 2010, the Manager announced that the directors of MUI had received a demand letter sent on behalf of certain of MUI Common Shareholders. The demand letter alleged that the Manager and MUI’s officers and Board of Directors (the “Board”) breached their fiduciary duties owed to MUI and its Common Shareholders by redeeming at par certain of MUI’s AMPS, and demanded that the Board take action to remedy those alleged breaches. In response to the demand letter, the Board established a Demand Review Committee (the “Committee”) of the independent Directors to investigate the claims made in the demand letter with the assistance of independent counsel. Based upon its investigation, the Committee recommended that the Board reject the demand specified in the letter. After reviewing the findings of the Committee, the Board unanimously adopted the Committee’s recommendation and unanimously voted to reject the demand.

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

Other than the revisions discussed in the Board approvals on page 80, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s web-site is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ web-sites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds.

ANNUAL REPORT	APRIL 30, 2011	79

Additional Information (continued)

Board Approval

On September 1, 2010, the Board of Directors (the “Boards”) of MEN and MUS (the “Funds”) approved changes to certain investment policies of the Funds.

Historically, under normal market conditions, each Fund has been required to invest at least 80% of its assets in municipal bonds either (i) insured under an insurance policy purchased by the Fund or (ii) insured under an insurance policy obtained by the issuer of the municipal bond or any other party. In September 2008, the Funds adopted an amended investment policy of purchasing only municipal bonds insured by insurance providers with claims-paying abilities rated investment grade at the time of investment (the “Insurance Investment Policy”).

Following the onset of the credit and liquidity crises, the claims-paying ability rating of most of the municipal bond insurance providers has been lowered by the rating agencies. These downgrades have called into question the long-term viability of the municipal bond insurance market, which has the potential to severely limit the ability of BlackRock Advisors, LLC, the Funds’ investment advisor (the “Manager”), to manage the Funds under the Insurance Investment Policy.

As a result, on September 1, 2010, the Manager recommended, and the Board approved, the removal of the Insurance Investment Policy. As a result of this investment policy change, the Funds are not required to dispose of assets currently held within the Funds. The Funds will maintain, and have no current intention to amend, their investment policy of, under normal market conditions, generally investing in municipal obligations rated investment grade at the time of investment.

As each Fund increases the amount of its assets that are invested in municipal obligations that are not insured, each Fund’s shareholders will be exposed to the risk of the failure of such securities’ issuers to pay interest and repay principal and will not have the benefit of protection provided under municipal bond insurance policies. As a result, shareholders will be more dependent on the analytical ability of the Manager to evaluate the credit quality of issuers of municipal obligations in which each Fund invests. The Board believes that the amended investment policy is in the best interests of each Fund and its shareholders because it believes that the potential benefits from increased flexibility outweigh the potential increase in risk from the lack of insurance policies provided by weakened insurance providers. Of course, the new investment policy cannot assure that each Fund will achieve its investment objective.

As disclosed in each Fund’s prospectus, each Fund is required to provide shareholders 60 days notice of a change to the Insurance Investment Policy. Accordingly, a notice describing the changes discussed above was mailed to shareholders of record as of September 1, 2010. The new investment policy took effect on November 9, 2010.

The Manager has been gradually repositioning each Fund’s portfolio over time, and during such period, each Fund may continue to hold a substantial portion of its assets in insured municipal bonds. At this time, the repositioning of each Fund’s portfolio is still taking place, and the Funds will continue to be subject to risks associated with investing a substantial portion of their assets in insured municipal bonds until the repositioning is complete. No action is required by shareholders of the Funds in connection with this change.

On November 9, 2010, in connection with this change in non-fundamental policy, MUS changed its name from BlackRock MuniHoldings Insured Fund, Inc. to BlackRock MuniHoldings Quality Fund, Inc. MUS will continue to trade on the New York Stock Exchange under its current ticker symbol.

The approved changes will not alter the Funds’ investment objective.

80	ANNUAL REPORT	APRIL 30, 2011

Additional Information (continued)

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Each Fund will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Fiscal Year-to-Date Cumulative Distributions by Character				% of Fiscal Year-to-Date Cumulative Distributions by Character

April 30, 2011	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share

MUA*	$0.754634	—	$0.007642	$0.762276	99%	0%	1%	100%
MHD	$1.070916	$0.107859	—	$1.178775	91%	9%	0%	100%
MUH	$0.970662	$0.072049	—	$1.042711	93%	7%	0%	100%

*

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Fund is returned to the shareholder. A return of capital does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.”

ANNUAL REPORT	APRIL 30, 2011	81

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

82	ANNUAL REPORT	APRIL 30, 2011

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Certain of the Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the AMPS, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

#CEMUNI7-4/11

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock MuniVest Fund II, Inc.	$34,400	$33,400	$3,500	$3,500	$13,100	$6,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock MuniVest Fund II, Inc.	$16,600	$20,377

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of April 30, 2011.

(a)(1)

The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, Inc. (“BlackRock”) and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2006 and 2006, respectively.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2)	As of April 30, 2011:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	68	0	0	0	0	0
	$19.38 Billion	$0	$0	$0	$0	$0
Walter O’Connor	68	0	0	0	0	0
	$19.38 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that portfolio managers may manage certain accounts that are subject to performance fees.  In addition, portfolio managers may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of April 30, 2011:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks include a combination of market-based indices (e.g., Barclays Capital Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.

Performance of fixed income funds is measured on both a pre-tax and after-tax basis over various time periods including 1-, 3-, 5- and 10-year periods, as applicable. With respect to the performance of the other listed Index and Multi-Asset Funds, performance is measured on, among other things, a pre-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock restricted stock units that, once vested, settle in BlackRock common stock. Messrs. Jaeckel and O’Connor have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various BlackRock investment options. All of the portfolio managers have participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of April 30, 2011.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr.	$100,001 - $500,000
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniVest Fund II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniVest Fund II, Inc.

Date: July 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniVest Fund II, Inc.

Date: July 5, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniVest Fund II, Inc.

Date: July 5, 2011